                                                                   EXHIBIT 10.21

                                                          CONFIDENTIAL TREATMENT
                                                                  REQUESTED

[*] Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and are filed separately with the Securities and Exchange Commission.




                                 LEASE AGREEMENT

                                  (BUILDING 3)

                                 by and between

                           M-F DOWNTOWN SUNNYVALE, LLC

                                  ("LANDLORD")

                                       and

                                HANDSPRING, INC.

                                   ("TENANT")



                          DATED AS OF FEBRUARY 14, 2001

                                    EXHIBITS



Exhibit "A"    Project Site Plan

Exhibit "A-1"  Excluded Space

Exhibit "B"    Delivery Date Memorandum

Exhibit "C"    Work Letter

Exhibit "D"    Rules and Regulations

Exhibit "E"    Approved Form of Tenant Estoppel Certificate

Exhibit "F"    Approved Form of SNDA

                             BASIC LEASE INFORMATION


Lease Date:                  February 14, 2001

Landlord:                    M-F Downtown Sunnyvale, LLC,
                             a Delaware limited liability company

Managing Agent:              The Mozart Development Company

Landlord's and Managing
Agent's Address:             c/o The Mozart Development Company
                             1068 East Meadow Circle
                             Palo Alto, CA  94303
                             Facsimile: (650) 493-9050
                             Attn:  James Freitas & John Mozart

Tenant:                      Handspring, Inc., a Delaware corporation

TENANT'S ADDRESS:            FOR NOTICE AND BILLING:
                             Handspring, Inc.
                             189 Bernardo Avenue
                             Mountain View, CA  94043-5203
                             Facsimile (650) 230-5139
                             Attn:  Bernard J. Whitney
                             Chief Financial Officer

                             WITH A COPY TO (FOR NOTICE ONLY):
                             Handspring, Inc.
                             189 Bernardo Avenue
                             Mountain View, CA  94043-5203
                             Facsimile (650) 230-5139
                             Attn:  David Pine
                             Vice President, General Counsel

Land: The real property outlined on Exhibit "A" attached hereto.

Building:                    A six-story building at the corner of Evelyn and
                             Mathilda Avenues in Sunnyvale, currently in the planning and design stage, to be constructed on a portion of the Land in the general location and configuration designated as "Building 3" on Exhibit
                             "A." A portion of the Project Garage (as defined in Paragraph 1(c)) will be located under the Building but will not be included in the definition of "Building" for purposes of this Lease.

Premises:                    All of the Rentable Area located in the Building,
                             exclusive of approximately 7,000 square feet of space that will be located on the ground floor and be designated specifically on Landlord's Plans (the
                             "Excluded Space"). Landlord currently anticipates that the Excluded Space will be located in an area generally outlined on the floor plan attached hereto as Exhibit "A-1", although this area may be changed, in Landlord's sole discretion, prior to completion of the Landlord's Plans.

Project: The Land, the Building, two additional buildings and the Project Garage (as defined below) to be constructed on the Land, and such additional buildings, parking structures and improvements as Landlord may elect to construct on the Land or such additional land as may be acquired by Landlord (or one or more affiliates of Landlord) that Landlord designates as being included in the Project.

Rentable Area of the        Approximately 205,795 rentable square feet. The
Premises:                   Premises will be measured by Landlord's architect
                            upon completion of the Base Building for the purposes of rentable square footage to the exterior surface of the outside walls or exterior glass lines, with no deductions for vertical penetrations or architectural details. Within thirty (30) days after substantial completion of the Base Building, Landlord will provide to Tenant a certification of Landlord's architect with respect to its calculations of the actual Rentable Area of the Premises, and the Rentable Area shown in such certification shall be conclusive and binding on the parties for purposes of calculating Monthly Base
                            Rent and Tenant's Share hereunder and not subject to remeasurement.

Tenant's Use of the         General office, sales, Subcontractor research and
Premises:                   development, and temporary storage of equipment
                            components (excluding uses that involve the use of Hazardous Substances, as defined in Paragraph 39, beyond levels typical for office use).

Lease Term:                 Twelve (12) years (the "Initial Term"), with
                            the right to extend for one (1) additional six (6) year term (the "Extension Term") in accordance with Paragraph 41. The Initial Term and Extension Term
                            (if any) shall collectively be defined as the "Term".

Parking Spaces:             594 parking spaces will be available to Tenant in
                            accordance with Paragraph 33.

Scheduled Delivery Date:    September 1, 2002

Scheduled Commencement      Ninety (90) days after the Delivery Date; provided
Date:                       that such ninety (90) day period shall be extended
                            one day for each day of Contractor Delay or Landlord
                            Delay (both as defined in the Work Letter).

Monthly Base Rent:          Initially, $4.90 per rentable square foot of the
                            Rentable Area of the Premises.

Monthly Base Rent           On each anniversary of the Commencement
Adjustment:                 Date, the Monthly Base Rent shall increase in the
                            manner set forth in Paragraph 3(b).

Tenant's Share:             96.7%
Security Deposit:           Tenant shall provide and maintain a letter
                            of credit in the Required Amount as more specifically provided in Paragraph 43, which amount may be adjusted during the Term in accordance with such paragraph.

Landlord's Broker:          Dennis Chambers and Steve Horton of CPS

Tenant's Broker:            Thomas Snider of BT Commercial

Broker's Fee or Commission, if any, paid by: Landlord, pursuant to separate agreement

The foregoing Basic Lease Information is hereby incorporated into and made a part of this Lease. Each reference in this Lease to any of the Basic Lease Information shall mean the respective information hereinabove set forth and shall be construed to incorporate all of the terms provided under the particular paragraph pertaining to such information. In the event of any conflict between any Basic Lease Information and the Lease, the latter shall control.

                                            LANDLORD:

                                            M-F Downtown Sunnyvale, LLC,
                                            a Delaware limited liability company

                                            By: M-D Ventures, Inc., a California
                                                Corporation, its Manager


                                                By: /s/ John Mozart
                                                   -----------------------------
                                                     John Mozart, its President


                                            TENANT:

                                            HANDSPRING, INC.,
                                            a Delaware corporation

                                            By:   /s/ Donna Dubinsky
                                                  --------------------------
                                            Its:  Chief Executive Officer
                                                  --------------------------

                                            By:   /s/ Jeff Hawkins
                                                  --------------------------
                                            Its:  Chief Product Officer
                                                  --------------------------

                                 LEASE AGREEMENT

        THIS LEASE AGREEMENT (the "Lease") is made and entered into as of February 14, 2001, by and between M-F DOWNTOWN SUNNYVALE, LLC, a Delaware limited liability company (herein called "Landlord"), and HANDSPRING, INC., a California corporation (herein called "Tenant").

        1. PREMISES AND PROJECT.

               (a) PREMISES. Upon and subject to the terms, covenants and conditions hereinafter set forth, Landlord hereby leases to Tenant and Tenant hereby hires from Landlord, the "Premises" (as defined in the Basic Lease Information).

               (b) BUILDING 2 LEASE. Landlord and Tenant have entered into a separate lease (the "Building 2 Lease") of an additional building ("Building 2") to be constructed on the Land in the general location and configuration designated as "Building 2" on Exhibit "A."

               (c) PROJECT. The term "Project" shall mean the Land, the Building, Building 2, an underground parking garage located under the Building and the other buildings to be constructed on the Land (the "Project Garage"), an additional building designated as "Building 1" on "Exhibit "A," and any other buildings, parking structures and improvements constructed on the Land now or in the future. In addition, Landlord may expand the land and improvements that are included in the "Project" to include any other property acquired by Landlord or its affiliates (as such term is defined at any given time), regardless of whether any such other property is leased to Tenant or leased to, sold to or occupied by a third party or third parties, provided that Tenant's costs related to Project Common Area Expenses shall not materially increase (after taking into account any additional benefits, rights and/or cost savings to Tenant) as a result solely of such Project expansion unless Tenant consents to such expansion in writing in advance, which consent shall not be unreasonably withheld, conditioned or delayed. Landlord shall deliver written notice to Tenant of Landlord's intent to expand the Project, identifying the property and improvements which will be added to the Project and including a new Exhibit "A" reflecting the addition to the Project, and specifying whether Tenant's consent to such expansion is required under this Paragraph 1(c) (and, if it is required, requesting such consent). Failure by Tenant to respond to any written request by Landlord for such consent within ten (10) business days after receipt of Landlord's request shall be deemed consent by Tenant to the expansion described in such notice. Any such Project expansion shall be effective on the date designated by Landlord in its notice to Tenant.

               (d) DISPOSITION AND DEVELOPMENT AGREEMENT. Landlord has acquired the Land pursuant to a Disposition and Development Agreement (the "DDA") with the Sunnyvale Redevelopment Agency ("City"). Tenant acknowledges that Landlord has not constructed the Building, the Project Garage, Building 1 or Building 2 as of the date of this Lease. Pursuant to the DDA, Landlord is obligated to build an underground public parking facility (the "City Garage") under certain adjacent land owned by the City, which underground parking facility will be connected physically to the Project Garage, and in addition is obligated to grant the City the right, pursuant to that certain Declaration of Covenants, Conditions, and Restrictions and Reciprocal Easement Agreement (Downtown Sunnyvale Parking Structures) dated as of November 15, 2000 and recorded November 22, 2000, as Instrument Number 15470449 in the Official Records of Santa Clara County, California (such document being defined as the "Parking REA"), to use the Project Garage for parking in up to 320 parking stalls in evening and weekend hours as specified in the DDA, and also to use the entire Project Garage for "special events" parking in evening and weekend hours up to eight times per year as specified by the City (such rights, and any other similar parking rights granted to the City pursuant to the DDA or the Parking REA, or pursuant to rules and regulations adopted in connection therewith, are defined collectively herein as the "City Parking Rights"). The Parking REA also provides for the allocation of certain shared costs between the City Garage and the Project Garage. All parking rights of Tenant hereunder, and of the other tenants in the Project, are subject to the City Parking Rights. Landlord shall have the right to make reasonable modifications to the Parking Rights, or to create, accept or adopt additional Parking Rights, provided that (except for modifications and additional Parking Rights that are required by the City or by applicable governmental authority, quasi-governmental authority or Laws, which shall not require Tenant's

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

consent) so long as Tenant occupies not less than fifty percent (50%) of the Building, Landlord shall obtain the prior written consent of Tenant to such modifications or additional Parking Rights, which consent shall not be unreasonably withheld, conditioned or delayed so long as they do not materially adversely affect Tenant's Permitted Use of the Premises, Minimum Parking as provided in Paragraph 33, or access to the Premises, and do not materially alter the allocation of Project Costs to the Building or result in Tenant's cost of occupancy of the Premises being materially increased and/or Tenant's rights under this Lease being materially diminished. Failure by Tenant to respond to any written request by Landlord for such consent (which request shall include a copy or description of the proposed modification and/or additional Parking Rights) within ten (10) business days after receipt of Landlord's request shall be deemed consent by Tenant to the proposed modification to the Parking Rights or additional Parking Rights described in such request. The development of the Project as contemplated or required by the DDA shall be defined in this Lease as the "Initial Development", and shall include, without limitation, (i) the acquisition of the Land, (ii) construction of the Building, the Project Garage, and all other buildings and improvements (including any necessary demolition) to be constructed on the Land, (iii) creation, filing and recordation of the Initial Parcel Map (as defined below), the Parking REA, the Initial CC&Rs (as defined below), and any other Encumbrances contemplated by the DDA and any necessary modifications or amendments thereto, and (iv) any and all other activities, actions, requirements, assessments, approvals, documents, instruments and similar items that are, in Landlord's reasonable discretion, necessary or desirable in connection therewith.

               (e) RECONFIGURATION/PARCEL MAP. In connection with the Initial Development, Landlord has filed a parcel map that causes the airspace to be occupied by the Building to consist of one legal parcel, and the airspace to be occupied by each additional building in the Project to consist of a separate legal parcel, and the Project Garage and Project Common Area collectively to consist of a separate legal parcel (such parcel map being defined as the "Initial Parcel Map"). Landlord reserves the right, without incurring any liability to Tenant and without constituting an eviction (constructive or otherwise), and without entitling Tenant to any abatement of Rent or to terminate this Lease or otherwise releasing Tenant from any of Tenant's obligations under this Lease, to amend the Initial Parcel Map to reconfigure the parcels, even if such map would cause a reduction in the size of the Land, so long as the size of the building envelope in which the Building is or will be located is not materially affected by such action, the Project continues to be in compliance with all applicable Laws (including, without limitation, city parking requirements and other development approvals and land use regulatory requirements), Tenant's Permitted Use of the Premises as allowed by this Lease is not materially impaired thereby, and the Minimum Parking continues to be available to Tenant as provided in Paragraph 33. Tenant shall cooperate with Landlord in connection with any amendment to the Initial Parcel Map and/or any other subdivision or lot line adjustment process with respect to the Land or Project generally, provided that Tenant shall not be obligated to incur material costs in connection with such cooperation. In addition, at any time during the Term, Landlord may reduce the land and improvements that are included in the Project, subdivide the Project, or otherwise reconfigure the Project in any way, so long as in connection with such reconfiguration (other than in connection with the Initial Development) the size of the building envelope in which the Building is or will be located is not materially affected by such action, the Project continues to be in compliance with all applicable Laws (including, without limitation, city parking requirements and other development approvals and land use regulatory requirements), Tenant's Permitted Use of the Premises as allowed by this Lease is not impaired thereby, and the Minimum Parking continues to be available to Tenant as provided by Paragraph 33, and Tenant's access to the Premises is not materially impaired. Upon Landlord's request, Tenant shall execute and deliver any documents or instruments reasonably required in connection with any amendment to the Initial Parcel Map and/or any other subdivision or lot line adjustment process in connection with this Paragraph 1(e).

                (f) CONSTRUCTION OF FUTURE PHASES. Landlord shall construct the other buildings shown on Exhibit "A" and all other on-site and off-site improvements that are expressly required by the terms and conditions of the DDA, the Parking REA and/or the CC&Rs, as such documents may be amended from time to time. In addition, Landlord may construct additional buildings and improvements on the Land in such locations as Landlord may determine, in its sole discretion. Tenant acknowledges that during any such construction and development, Landlord, its tenants, and their respective employees, contractors and agents will require access across and through the Project Common Area for purposes of construction and development of additional buildings and improvements in the Project (as it may exist from time to time) and use of portions of the Project Common Area for construction staging in connection with such construction and development, including, without limitation, for the storage of all necessary materials, tools and equipment. Landlord shall not be liable to Tenant for any interference with Tenant's use of the Project Common Area with respect to such construction and development activities or any noise, vibration, or other disturbance to Tenant's business at the Premises which may result from such activities, so long as the Building's structural components and Building Systems are not materially adversely affected by such activities, the Project continues to be in compliance with all applicable Laws, Tenant at all times has reasonable access to the Building and use of the Minimum Parking as provided in Paragraph 33, and Landlord takes commercially reasonable steps to minimize any material adverse effect on Tenant's Permitted Use of the Premises arising from such activities. Tenant shall cooperate with Landlord in connection with any construction or development activities with respect to any such construction of buildings or improvements, including, without limitation, by cooperating in any parking restrictions and limitations during such activities.

               (g) COMMON AREA. The term "Common Area" or "Project Common Area" shall mean all areas and facilities within the Project that are not designated by Landlord, from time to time, for the exclusive use of Tenant or any other tenant or other occupant of the Project, that are located outside the building envelopes of the Building and of any other buildings now or hereafter located in the Project. Project Common Areas shall include, without limitation, the Project Garage, facilities and equipment servicing the Project as a whole or the Project Garage, access and perimeter roads and ramps, pedestrian sidewalks, landscaped areas, plaza areas, trash enclosures, recreation areas and the like.

               (h) CC&RS. The operation of the Project Common Area (including the Project Garage), and access to, from and between various portions of the Project Common Area, are and shall be governed by that certain Declaration of Covenants, Conditions and Restrictions and Reciprocal Easement Agreement, dated as of November 22, 2000, and recorded November 22, 2000 as Instrument Number 15470450 in the Official Records of Santa Clara County, and such additional conditions, covenants and restrictions and/or reciprocal easements and/or reciprocal licenses (any of the foregoing being defined herein collectively as "CC&Rs"), as are required by or pursuant to the DDA, in connection with the Initial Parcel Map, or as Landlord may otherwise determine in its discretion are necessary or desirable in connection with the Initial Development (such CC&Rs in connection with the DDA or Initial Development being defined herein collectively as the "Initial CC&Rs") between the owners of portions of the Project, including, without limitation, in order to provide necessary or appropriate access over, across and from the Common Area (including any ramps between the parking structures, roadways and drive aisles located thereon) to other portions of the Common Area and/or to any other property which is included in the Project, and/or that encumber portions of the Project for the benefit of other portions of the Project or the adjacent City property (or reciprocally benefit each other), and/or in order to provide sufficient parking for any portion of the Project or in connection with the City Parking Rights, and/or that allocate costs of the operation, maintenance, repair Project and/or Project Common Area among the owners of portions of the Project in a reasonable and customary manner. Without limiting the foregoing, the Initial CC&Rs provide for elevator and stairwell access from the portion of the Project Garage located under each building in the Project to the exterior Project Common Area through a corridor located on the ground floor of each such building from the elevator and stairwell to the exterior Project Common Area in a location and configuration designated by Landlord, which access right shall burden the applicable building for the benefit of the remaining portions of the Project; provided that with respect to such access corridor located on the ground floor of the Building (defined herein as the "Dedicated Garage Exit Area"), (i) the Dedicated Garage Exit Area will be shown on Landlord's Plans (as defined in the Work Letter), and
(ii) the Dedicated Garage Exit Area will be physically partitioned from the remainder of the Premises such that Tenant shall have the right to limit, prevent or lock any direct access to the remainder of the Premises from the Dedicated Garage Exit Area. The Initial CC&Rs and all provisions thereof will at all times be superior in priority to this Lease. Landlord shall have the right to make reasonable modifications to the Initial CC&Rs during the Term, or to create additional CC&Rs affecting all or portions of the Project, provided that (except for modifications and/or additional CC&Rs that are required by applicable governmental authority, quasi-governmental authority, or Laws, which shall not require Tenant's consent), so long as Tenant occupies not less than fifty percent (50%) of the Building, Landlord shall obtain the prior written consent of Tenant to such modifications or additional CC&Rs, which consent shall not be unreasonably withheld, conditioned or delayed so long as such modifications or additional CC&Rs do not materially adversely affect Tenant's Permitted Use of the Premises, Minimum Parking as provided in Paragraph 33 or access to the Premises; and do not materially alter the allocation of Project Costs to the Building or materially affect Common Areas located within the Building (if any), or result in Tenant's cost of occupancy of the Premises being materially


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

increased and/or Tenant's rights under this Lease being materially diminished. Failure by Tenant to respond to any written request by Landlord for such consent (which request shall include a copy of the proposed modification and/or additional CC&Rs) within ten (10) business days after receipt of Landlord's request shall be deemed consent by Tenant to the proposed modification to the Initial CC&Rs or additional CC&Rs described in such request.

               (i) USE OF THE PREMISES AND COMMON AREA. Tenant may use and occupy the Premises for the purposes specified in the Basic Lease Information ("Permitted Use"), subject to the terms and conditions of this Lease, and for no other use or purpose without the prior written consent of Landlord. Landlord shall have the right to grant or withhold consent to a use other than the Permitted Use in its sole discretion. Tenant shall be entitled to the nonexclusive use of the Common Area with Landlord and other occupants (if any) of the Project in accordance with the limitations and restrictions in this Lease and the Rules and Regulations established by Landlord from time to time; provided, however, that if Landlord reconfigures the Project or sells a portion of the Project (including, without limitation, if the Project Garage is owned by an entity other than Landlord), Landlord shall assure to Tenant that Tenant shall continue to have reasonable access to the Premises and Tenant's Minimum Parking as provided in Paragraph 33 through the Initial CC&Rs or subsequent CC&Rs or other like mechanism. Notwithstanding anything to the contrary in the Basic Lease Information or in this Lease, Tenant understands and agrees that (a) the Parking REA, the Initial CC&Rs and such additional CC&Rs as Landlord may elect to record against the Project as provided in Paragraph 1(h) , and/or (b) a ground lease, and /or (c) certain other easements, licenses, access agreements and other encumbrances recorded in the official records of Santa Clara County (collectively, the Parking REA, the Initial CC&Rs, any additional CC&Rs, any ground lease and any such encumbrances are sometimes collectively referred to herein as the "Encumbrances") may encumber the Land and/or Project now or in the future, and that Tenant's occupancy and use of the Premises and use of the Project Common Area may be restricted by such Encumbrances. If necessary, Tenant shall execute such documents as are reasonably necessary to cause this Lease to become subordinate to any such Encumbrances, provided that Tenant shall have been provided with a true, correct and complete copy thereof prior to the date hereof or, with respect to future CC&Rs, ground lease or Encumbrance, prior to its effective date, and any approval given by Landlord hereunder shall be limited to the matters covered by such approval with respect to this Lease only and shall not be interpreted to include any approval or consent in respect of the CC&Rs, ground lease or Encumbrance. Landlord agrees to use commercially reasonable efforts to enforce specific provisions of the CC&Rs and/or Parking REA for the benefit of the Premises upon receipt of written request from Tenant specifying the specific relevant provisions to be enforced and specific enforcement efforts that Tenant requests Landlord to take.

        2. TERMS AND POSSESSION.

               (a) TERM. The term of this Lease (the "Term") shall commence on the Commencement Date (as defined below) and, unless sooner terminated pursuant to the express provisions of this Lease, shall expire on the date that is one day prior to the twelfth anniversary of the Commencement Date (subject to extension in accordance with Paragraph 42 to the date that is one day prior to the sixth anniversary of the Extension Term, if any) (such date being the "Expiration Date"). The "Commencement Date" shall be the earlier to occur of the following: (i) the date that is ninety (90) days after the Delivery Date (as defined in Paragraph 2(b)); provided that such ninety (90) day period shall be extended one day for each day of Contractor Delay (as defined in the Work Letter) or Landlord Delay (as defined in the Work Letter); (ii) the date on which Tenant has substantially completed the Tenant Improvements (as defined in the Work Letter) in accordance with the Work Letter; or (iii) the date upon which Tenant actually commences business in any portion of the Premises.

               (b) DELIVERY DATE. The "Delivery Date" shall be the date on which Landlord has (i) completed the construction components of the Base Building required to be completed by Landlord in order for the "Initial Tenant Work Date" (as defined in the Work Letter) to occur, and (ii) tendered possession of the Premises to Tenant subject to Landlord's continuing right to access the Premises and take all steps required to complete the Base Building; provided, however, that the Delivery Date shall not occur earlier than the Scheduled Delivery Date shown in the Basic Lease Information without Tenant's prior written consent. All of the rights and obligations of the parties under this Lease (other than Tenant's obligation to pay Monthly Base Rent and Additional Charges for Expenses and Taxes) shall commence on the Delivery Date. Tenant shall be deemed to occupy the Premises from and after the Delivery Date. Within five (5) business days after the Delivery Date, the parties shall execute a letter

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

confirming the Delivery Date and certifying that Tenant has accepted delivery of the Premises, in the form attached hereto as Exhibit "B" (the "Delivery Date Memorandum"). Either party's failure to request execution of, or to execute, the Delivery Date Memorandum shall not in any way alter the Delivery Date.

               (c) CONSTRUCTION OF IMPROVEMENTS. Completion of the Base Building (as defined in the Work Letter) by Landlord and the Tenant Improvements by Tenant shall be governed by the terms and conditions of the Work Letter which is attached hereto as Exhibit "C". Tenant's obligation to construct the Tenant Improvements pursuant to the Work Letter is independent of, and in addition to, Tenant's obligation to pay Rent and Tenant's other obligations under this Lease. Tenant acknowledges that Landlord has not made any representation or warranty with respect to the construction of the Base Building or the condition of the Premises or the Project Common Area (except as may be expressly provided herein), or with respect to the suitability or fitness of any of the foregoing for the conduct of Tenant's permitted use or for any other purpose. By occupying the Premises, Tenant shall be deemed to have accepted the same as suitable for the purpose herein intended, subject to completion of items on Landlord's architect's punch list (which shall be approved by Tenant as provided in Paragraph 8 of the Work Letter, in Tenant's reasonable discretion) with respect to the Base Building and subject to Landlord's obligations pursuant to Paragraph 7(a). Upon Tenant's request, Landlord shall use reasonable efforts to enforce any construction warranties Landlord obtains with respect to the Base Building. If Tenant is not satisfied, in Tenant's reasonable discretion, with Landlord's actions in enforcing such warranties, Tenant may upon written notice to Landlord take any actions necessary in Tenant's reasonable judgment to enforce such warranties directly, and Landlord shall take all commercially reasonable action to cooperate with Tenant, including assigning to Tenant Landlord's rights with respect to such warranties.

               (d) CERTIFICATE OF OCCUPANCY. After substantial completion of the Tenant Improvements, Tenant shall immediately apply for, and use best efforts to obtain within fifteen (15) business days, a certificate of occupancy (or equivalent documentation) for the Premises, which may be in the form of a temporary certificate of occupancy provided that a permanent certificate of occupancy is issued by the City of Sunnyvale and delivered to Landlord by Tenant prior to expiration of the temporary certificate of occupancy. Tenant shall promptly deliver to Landlord copies of the certificate of occupancy, and all other permits, consents and approvals from the appropriate governmental agencies which are necessary for occupancy and operation of the Premises as contemplated by this Lease to the extent they are requested by Landlord. Tenant shall, no later than ninety (90) days after the date of issuance by the City of Sunnyvale of a certificate of occupancy or its equivalent concerning the Premises, occupy a portion of the Premises. This Paragraph 2(d) shall not be construed as an obligation of Tenant to continuously occupy the Premises.

        3. RENT; RENT ADJUSTMENTS; ADDITIONAL CHARGES FOR EXPENSES AND TAXES.

               (a) MONTHLY BASE RENT AND ADDITIONAL CHARGES. Tenant's obligation to pay Monthly Base Rent and Additional Charges for Expenses and Taxes hereunder shall commence on the Commencement Date. Commencing on the Commencement Date and throughout the Term of this Lease, Tenant shall pay the monthly base rent specified in the Basic Lease Information, as adjusted pursuant to Paragraph 3(b) (as so adjusted from time to time, "Monthly Base Rent"), on the first day of each month, in advance, in lawful money of the United States (without any prior demand therefor and without deduction or offset whatsoever, except as expressly provided in this Lease) to Landlord or its Managing Agent at the address specified in the Basic Lease Information or to such other firm or to such other place as Landlord or its Managing Agent may from time to time designate in writing. In addition, Tenant shall pay to Landlord all charges and other amounts whatsoever as provided in this Lease ("Additional Charges") at the place where the Monthly Base Rent is payable, and Landlord shall have the same remedies for a Default in the payment of Additional Charges as for a Default in the payment of Monthly Base Rent. As used herein, the term "Rent" shall include all Monthly Base Rent and Additional Charges (including, without limitation, Additional Charges for Real Estate Taxes and Expenses pursuant to Paragraph 3(c) below, and Additional Charges pursuant to Paragraphs 5(b), 6, 7(e), 8, 10(d) and (f), 20(c) and 23). If the Commencement Date occurs on a day other than the first day of a calendar month, or the Expiration Date occurs on a day other than the last day of a calendar month, then the Monthly Base Rent and Additional Charges for such fractional month shall be prorated on a daily basis. If any issues used to determine the Commencement Date (including issues used to determine the Delivery
Date) are either in dispute or cannot be determined with certainty as of the date Landlord believes should be the Commencement Date (including, without limitation, as a result of any actual or alleged Tenant Delay, Landlord Delay or Contractor Delay), Tenant shall commence to pay Monthly Base Rent and Additional Charges from and after the Commencement Date as determined by Landlord in Landlord's reasonable discretion; provided, however, that such payment shall be without prejudice to the ultimate determination of any issues that are undetermined or in dispute as of such date, and future Rent payments shall be adjusted by Landlord as reasonably appropriate after the Commencement Date has been finally determined, to take into account the actual Commencement Date and any resulting overpayment or underpayment of Rent.

               (b) ANNUAL ADJUSTMENTS IN MONTHLY BASE RENT. The Monthly Base Rent under Paragraph 3(a) shall be adjusted on each anniversary of the Commencement Date throughout the Term, including the Extension Term, if any, (each such date, an "Adjustment Date") as follows.

                      (i) FIRST ANNIVERSARY: On the Adjustment Date occurring on the first anniversary of the Commencement Date (the "First Adjustment Date"), the Monthly Base Rent shall be determined by multiplying the Rentable Area by the sum of (A) $5.05, plus (B) an amount determined by multiplying the CPI Increase (as defined below) for the First Adjustment Date by $5.00 (such amount being the "Year One Adjustment"); provided, however, that in no event shall the Monthly Base Rent be adjusted on the First Adjustment Date to an amount that is less than one hundred three and five/tenths percent (103.5%) of the amount obtained by multiplying $5.00 by the Rentable Area, nor to an amount that is more than one hundred five and five/tenths percent (105.5%) of the amount obtained by multiplying $5.00 by the Rentable Area.

                      (ii) SECOND ANNIVERSARY: On the Adjustment Date occurring on the second anniversary of the Commencement Date (the "Second Adjustment Date"), the Monthly Base Rent shall be determined by multiplying the Rentable Area by the sum of (A) $5.00, plus (B) the Year One Adjustment, plus (C) an amount determined by multiplying the CPI Increase for the Second Adjustment Date by the sum of (A) and (B) (such amount being the "Year Two Adjustment"), plus (D) $.05; provided, however, that in no event shall the Monthly Base Rent be adjusted on the Second Adjustment Date to an amount that is less than one hundred three and five/tenths percent (103.5%) of the amount obtained by multiplying the Rentable Area by the sum of $5.00 plus the Year One Adjustment, nor to an amount that is more than one hundred five and five/tenths percent (105.5%) of the amount obtained by multiplying the Rentable Area by the sum of $5.00 plus the Year One Adjustment.

                      (iii) THIRD ANNIVERSARY: On the Adjustment Date occurring on the third anniversary of the Commencement Date (the "Third Adjustment Date"), the Monthly Base Rent shall be determined by multiplying the Rentable Area by the sum of (A) $5.00, plus (B) the Year One Adjustment, plus (C) the Year Two Adjustment, plus (D) an amount determined by multiplying the CPI Increase for the Third Adjustment Date by the sum of
        (A), (B) and (C); provided , however, that in no event shall the Monthly Base Rent be adjusted on the Third Adjustment Date to an amount that is less than one hundred three and five/tenths percent (103.5%) of the amount obtained by multiplying the Rentable Area by the sum of $5.00 plus the Year One Adjustment plus the Year Two Adjustment, nor to an amount that is more than one hundred five and five/tenths percent (105.5%) of the amount obtained by multiplying the Rentable Area by the sum of $5.00 plus the Year One Adjustment plus the Year Two Adjustment.

                      (iv) SUBSEQUENT ADJUSTMENT DATES: On the Adjustment Date occurring on the fourth anniversary of the Commencement Date, and on each Adjustment Date, the Monthly Base Rent shall be increased from the Monthly Base Rent as of the date immediately preceding the applicable Adjustment Date (with respect to each Adjustment Date, such then-existing Monthly Base Rent being defined as the "Existing Rent") by adding to the Existing Rent the product obtained by multiplying the applicable CPI Increase by the Existing Rent; provided, however, that in no event shall the Monthly Base Rent on any such Adjustment Date be adjusted to an amount that is less than one hundred three and five/tenths percent (103.5%) of the Existing Rent, nor to an amount that is more than one hundred five and five/tenths percent (105.5%) of the Existing Rent.

The "CPI Increase" shall be calculated on each Adjustment Date by comparing the Consumer Price Index for the San Francisco Bay Area, All Urban Consumers, All Items, San Francisco/Oakland/San Jose, California (Base Years 1982-84=100) (the "CPI") for the closest calendar month prior to the immediately preceding Adjustment Date (or, with respect to the First Adjustment Date, prior to the Commencement Date) for which the CPI is published, to the CPI for the closest calendar month prior to the applicable Adjustment Date for which the CPI is published. The increase in the CPI indicated by such comparison, stated as a percentage, shall be defined herein with respect to each Adjustment Date as the "CPI Increase". If, during the Term, the CPI is no longer published, Landlord shall, for the purposes of computation of any adjustments in Monthly Base Rent, substitute such other Index as is then generally recognized as most comparable to the CPI and accepted for similar determinations. If sufficient data is unavailable for Landlord to make the determination specified in this Paragraph 3(b) on any Adjustment Date, Tenant shall continue to pay the Monthly Base Rent payable immediately prior to such Adjustment Date. As soon as the necessary data becomes available, Landlord shall determine the Monthly Base Rent payable from and after such Adjustment Date and notify Tenant of the adjustment in writing, and within fifteen days after such notice Tenant shall pay to Landlord the amount by which the Monthly Base Rent for the period following such Adjustment Date exceeds the amount previously paid by Tenant as Monthly Base Rent for such period.

               (c)    ADDITIONAL CHARGES FOR EXPENSES AND TAXES.

                      (i) DEFINITIONS OF ADDITIONAL CHARGES: For purposes of this Paragraph 3(c), the following terms shall have the meanings hereinafter set forth:

                             (A) "TAX YEAR" shall mean each twelve (12)
               consecutive month period commencing January 1st of the calendar year during which the Commencement Date of this Lease occurs, provided that Landlord, upon notice to Tenant, may change the Tax Year from time to time to any other twelve (12) consecutive month period and, in the event of any such change, Tenant's Share of Real Estate Taxes (as hereinafter defined) shall be equitably adjusted for the Tax Years involved in any such change.

                             (B) "TENANT'S SHARE" shall mean the Rentable Area
               of the Premises divided by the total rentable area of the Building. Initially, Tenant's Share is estimated to be the percentage figure specified in the Basic Lease Information (subject to change based on measurement of the actual Rentable Area and rentable area of the Building as provided in the Basic Lease Information).

                             (C) "REAL ESTATE TAXES" shall mean (i) to the
               extent the Building is assessed separately from any other real property, all taxes, assessments and charges levied upon or with respect to the Building, plus the Building Share of all taxes, assessments and charges levied with respect to the Project Common Area not included with the Building assessment or any personal property of Landlord used in the operation thereof, or (ii) to the extent the Project is assessed as a whole, the Building Share of all taxes, assessments and charges levied upon or with respect to the Project or any personal property of Landlord used in the operation thereof, or Landlord's interest in the Project or such personal property. Real Estate Taxes shall include, without limitation, all general real property taxes and general and special assessments, charges, fees or assessments for transit and/or parking (including in connection with inclusion of the Building or Project in a parking or transit district), housing, police, fire or other governmental services or purported benefits to the Building or Project, service payments in lieu of taxes, and any tax, fee or excise on the act of entering into this Lease, or any other lease of space in the Project, or on the use or occupancy of the Project or any part thereof, or on the rent payable under any lease or in connection with the business of renting space in the Project, that are now or hereafter levied or assessed against Landlord by the United States of America, the State of California, or any political subdivision, public corporation, district or any other political or public entity, and shall also include any other tax, fee or other excise, however described, that may be levied or assessed as a substitute for, or as an addition to, in whole or in part, any other Real Estate Taxes, whether or not now customary or in the contemplation of the parties on the date of this Lease.

               Real Estate Taxes shall not include franchise, transfer, inheritance or capital stock taxes or income taxes measured by the net income of Landlord from all sources unless, due to a change in the method of taxation, any of such taxes is levied or assessed against Landlord as a substitute for, in whole or in part, any other tax that would otherwise constitute a Real Estate Tax. Additionally, Real Estate Taxes shall not include any assessments or like charges to pay for any remediation of contamination from any Hazardous Substance (defined in Paragraph 39 hereof) existing as of the Commencement Date unless introduced in, on, under or about the Premises by Tenant or Tenant's employees, agents, contractors or invitees. Real Estate Taxes also shall not include any taxes attributable to any new construction on the Project (other than the Building) that increases the rentable area of the Project, or any increase in any Real Estate Taxes directly attributable to such new buildings or improvements, until such time as such new buildings or improvements are leased and occupied by tenants paying such building's share of Real Estate Taxes assessed against the Project; provided, however, that Real Estate Taxes shall include the Building Share of any new taxes or increases in Real Estate Taxes attributable to the Project Garage, the City Garage or Parking REA, or similar new construction, buildings or improvements that are used for parking or other Common Area uses (or the proportionate amount of any such new taxes or increase attributable to the portion of any new construction, buildings or improvements used for parking or other Common Area uses). Real Estate Taxes shall also include reasonable legal fees, costs and disbursements incurred in connection with proceedings to contest, determine or reduce Real Estate Taxes; provided that such fees, costs and disbursements do not exceed the actual savings in Real Estate Taxes obtained by Tenant over the Term of the Lease. If any assessments are levied on the Building or Project, Tenant shall have no obligation to pay more than that amount of annual installments of principal and interest that would become due during the Term had Landlord elected to pay the assessment in installment payments, even if Landlord pays the assessment in full.

                             (D) "BUILDING SHARE" shall mean the Rentable Area
               in the Building divided by the total rentable area in the Project, as determined by Landlord, in its reasonable discretion, based on the same measurement methodology as is used to measure the Rentable Area of the Premises as specified in the Basic Lease Information.

                             (E) "EXPENSES" shall mean the total costs and
               expenses paid or incurred by Landlord in connection with the management, operation, maintenance and repair of the Building and the Project Common Area, including, without limitation (i) the cost of air conditioning, electricity, steam, heating, mechanical, ventilating, elevator systems and all other utilities, to the extent provided by Landlord, and the cost of supplies and equipment and maintenance and service contracts in connection therewith; (ii) the cost of repairs and general maintenance and cleaning; (iii) the Building Share of the cost of fire, extended coverage, boiler, sprinkler, public liability, property damage, rent, earthquake and flood (in each case if Landlord elects to obtain it) and other insurance for the Project obtained by Landlord, or otherwise obtained by Landlord in connection with the Project, all including, without limitation, insurance premiums and any deductible amounts paid by Landlord, including, without limitation, the insurance required by Paragraph 10(f); (iv) fees, charges and other costs directly related to the operation of the Project (as distinct from the operation of the partnership which owns the Project), including management fees, consulting fees, legal fees and accounting fees, fees of all independent contractors engaged by Landlord directly related to the operation of the Project or reasonably charged by Landlord if Landlord performs management services in connection with the Project, (though the management fee shall not exceed the cap noted in the following paragraph); (v) the cost of any capital improvements made to the Building, and the Building Share of the cost of any capital improvements made to the Project Common Area, after the Commencement Date (a) as a labor saving device or to effect other economies in the operation or maintenance of the Building or the Project Common Area (from which a reasonable person would anticipate that savings would actually result), (b) to repair or replace capital items which are no longer capable of providing the services required of them (other than in connection with a casualty which is addressed by Paragraph 20), or (c) that are made to the Building or the Project Common Area after the date of this Lease and are required under any Laws

               (as defined in Paragraph 5) (excluding, however, any capital improvements required by Laws that are Tenant's responsibility under Paragraph 5 which shall be paid directly by Tenant pursuant to Paragraph 5, where such capital improvements were not required under any such Laws to be completed with respect to the Project prior to the date the Lease was executed; and the costs of capital improvements incurred by Landlord which are the responsibility of Tenant pursuant to this Lease shall be amortized over the useful life of the capital item in question as determined in accordance with generally accepted accounting principles ("GAAP"), together with interest on the unamortized balance at the greater of (x) the rate paid by Landlord on funds borrowed from an institutional lender for the purpose of constructing such capital improvements; or (y) 10% per annum; provided, however, the amount of the cost of capital improvements which may be included within Expenses pursuant to this clause (v) shall be the greater of (I) the amount that would be payable pursuant to the foregoing amortization or (II) $.02 per square foot of the Rentable Area of the Premises per month (and to the extent the amount under this clause (II) exceeds the amount that would be payable under clause (I), such excess shall be credited against the unamortized balance of the cost of capital improvements in the inverse order in which they would be payable by Tenant under clause (i)); and (vi) any other reasonable expenses of any other kind whatsoever reasonably incurred in managing, operating, maintaining and repairing the Building, including, but not limited to, costs incurred or assessed pursuant to the Parking REA, the Initial CC&Rs, any other CC&Rs, any ground lease or any Encumbrances, and the Building's Share of Project Common Expenses. "Project Common Expenses" shall mean any expenses paid or incurred by Landlord in connection with the management, operation, maintenance and repair of the Project Common Area and any other Expenses paid or incurred by Landlord for the benefit of the Project as a whole, including, but not limited to, the cost of maintaining any traffic improvements, surface parking lots and facilities located in the Project Common Area, landscaping, the cost of any security Landlord elects to provide for all or any portions of the Project Common Area, and any costs allocated to the Project Common Area (or the Project as a whole) pursuant to the Parking REA. Any "deductible" amounts relating to capital improvements required to be paid by Tenant hereunder in connection with any property or earthquake insurance policy carried by Landlord shall be amortized over the useful life of the restoration work to which such deductible amount relates in accordance with GAAP, in the same manner as other capital improvements that are included in Expenses as provided above.

Notwithstanding anything to the contrary herein contained, Expenses shall not include, and in no event shall Tenant have any obligation to pay for pursuant to this Paragraph 3 or Paragraph 7(b), (aa) the acquisition cost of the Land and the initial construction cost of the Project Garage and of any new buildings or improvements on the Project that increase the rentable area of the Project (or any additional operating expenses incurred during the course of construction and as a direct result of such construction) including, without limitation, any of the foregoing costs incurred in connection with an expansion of the Project pursuant to Paragraph 1(c), other than costs in connection with construction of the Building or other portions of the Project that are otherwise payable by Tenant hereunder; (bb) the cost of providing tenant improvements to Tenant or any other tenant and costs of preparing any other premises in the Project for occupancy by any other tenant, including brokerage commissions, attorneys fees and other fees incurred in connection with the leasing thereof; (cc) any rent payable pursuant to a ground lease, and debt service (including, but without limitation, interest, principal and any impound payments) required to be made on any mortgage or deed of trust recorded with respect to all or any portion of the Project other than debt service and financing charges imposed pursuant to Paragraph 3(c)(1)(E)(v) above; (dd) the cost of special services, goods or materials provided to any tenant; (ee) depreciation; (ff) the portion of a management fee in excess of two and five/tenths percent (2.5%) of Monthly Base Rent and Additional Charges for Expenses and Taxes (excluding the management fee); (gg) penalties resulting from Landlord's failure to comply with applicable Laws, to the extent that such compliance is expressly Landlord's responsibility under this Lease; (hh) costs for which Landlord has a right of and has received reimbursement from others; (ii) costs to correct any construction or design defects in the original construction of the Base Building; (jj) repairs, replacement and upgrades to the structural elements of the Base Building (e.g.. steel frame and slab) and structural components of the roof (not including the roof membrane above the concrete over metal deck), other than capital improvements pursuant to Paragraph 3(c)(1)(E)(v) above; (kk) environmental pollution remediation related costs for which Landlord has indemnified Tenant pursuant to Paragraph

39(c); (ll) advertising or promotional expenditures; (mm) leasing or sales commissions; (nn) repairs, restoration or other work occasioned by condemnation, or by fire, wind, the elements or other casualty, to the extent of amounts paid or payable under any insurance policy maintained by Landlord covering the Project or any portion thereof; (oo) compensation paid to any employee of Landlord other than maintenance and property management personnel below the level of project manager, directly associated with the operation and maintenance of the Building or Project (it being agreed that the salaries of such management personnel at or above the level of project manager are covered by the management fee); (pp) repairs, alterations, additions, improvements or replacements made to rectify or correct any condition with respect to the Project that is in violation of applicable Laws on the date of execution of this Lease by Landlord and Tenant; (qq) Landlord's general overhead expenses in excess of the property management fee; (rr) legal fees, accountants' fees and other expenses incurred in connection with disputes with Tenant (except to the extent such expenses are Tenant's responsibility pursuant to this Lease) or associated with the defense of Landlord's title to or Landlord's interest in the Project or any part thereof; (ss) charitable or political contributions of Landlord; (tt) interest, penalties or other costs arising out of Landlord's failure to make timely payments of its obligations, to the extent not caused by Tenant's failure to make such payments when due under this Lease; and (uu) reserves for Expenses or Real Estate Taxes, except as expressly provided herein. All costs and expenses shall be determined in accordance with GAAP which shall be consistently applied (with accruals appropriate to Landlord's business).

                             (F) "EXPENSE YEAR" shall mean each twelve (12)
               consecutive month period commencing January 1 of the calendar year during which the Commencement Date of the Lease occurs, provided that Landlord, upon notice to Tenant, may change the Expense Year from time to time to any other twelve (12) consecutive month period, and, in the event of any such change, Tenant's Share of Expenses shall be equitably adjusted for the Expense Years involved in any such change.

                      (ii) PAYMENT OF REAL ESTATE TAXES: Commencing on the Commencement Date, Tenant shall pay to Landlord as Additional Charges one-twelfth (1/12th) of Tenant's Share of Real Estate Taxes for each Tax Year on or before the first day of each month during such Tax Year, in advance, in an amount reasonably estimated by Landlord and billed by Landlord to Tenant, and Landlord shall have the right initially to determine monthly estimates and to revise such estimates from time to time. With reasonable promptness after Landlord has received the tax bills for any Tax Year, Landlord shall furnish Tenant with a statement (herein called "Landlord's Tax Statement") setting forth the amount of Real Estate Taxes for such Tax Year and Tenant's Share thereof. If the actual Tenant's Share of Real Estate Taxes for such Tax Year exceed the estimated Tenant's Share of Real Estate Taxes paid by Tenant for such Tax Year, Tenant shall pay to Landlord the difference between the amount paid by Tenant and the actual Tenant's Share of Real Estate Taxes on or before the earlier of thirty (30) days after the receipt of Landlord's Tax Statement or fifteen (15) days prior to the delinquency date for the Real Estate Tax payment reflected in the applicable Landlord's Tax Statement, and if the total amount paid by Tenant for any such Tax Year shall exceed the actual Tenant's Share of Real Estate Taxes for such Tax Year, such excess shall be credited against the next installment of Real Estate Taxes due from Tenant to Landlord hereunder or if the Term has ended it shall be returned to Tenant within thirty (30) days. If it has been determined that Tenant has overpaid Real Estate Taxes during the last year of the Lease Term, then Landlord shall reimburse Tenant for such overage on or before the thirtieth (30th) day following the Expiration Date. No delay by Landlord in providing Landlord's Tax Statement shall be deemed a default by Landlord or a waiver of Landlord's right to require payment of the actual or estimated sums of Tenant's Share of Real Estate Taxes, provided that Landlord may not require payment of Tenant's Share of Real Estate Taxes with respect to any Real Estate Taxes later than twelve (12) months after the end of the calendar year in which such Real Estate Taxes were paid or incurred by Landlord. To the extent that Landlord receives refunds of any portion of Real Estate Taxes paid by Tenant during the Term, such refunds shall be credited against Tenant's further obligation to pay Real Estate Taxes during the Term or refunded to Tenant if received by Landlord within one year after the Expiration Date.

                      (iii) PAYMENT OF EXPENSES: Commencing on the Commencement Date, Tenant shall pay to Landlord as Additional Charges one-twelfth (1/12th) of Tenant's Share of the Expenses for each Expense Year on or before the first day of each month of such Expense Year, in advance, in an amount reasonably estimated by Landlord and billed by Landlord to Tenant, and Landlord shall have the right initially to determine monthly estimates and to revise such estimates from time to time. With reasonable promptness after the expiration of each Expense Year, Landlord shall furnish Tenant with a statement (herein called "Landlord's Expense Statement"), setting forth in reasonable detail the Expenses for such Expense Year and Tenant's Share thereof. If the actual Tenant's Share of Expenses for such Expense Year exceed the estimated Tenant's Share of Expenses paid by Tenant for such Expense Year, Tenant shall pay to Landlord the difference between the amount paid by Tenant and the actual Tenant's Share of Expenses within thirty (30) days after the receipt of Landlord's Expense Statement, and if the total amount paid by Tenant for any such Expense Year shall exceed the actual Tenant's Share of Expenses for such Expense Year, such excess shall be credited against the next installment of the estimated Expenses due from Tenant to Landlord hereunder or if the Term has ended it shall be returned to Tenant within thirty (30) days. Any utility rebates for the Project which Landlord receives for payments made by Tenant shall be forwarded to Tenant so long as such rebate is received within one year following the Expiration Date or sooner termination of the Lease. If it has been determined that Tenant has overpaid Expenses during the last year of the Lease Term (including rebates of utilities applicable to Tenant), then Landlord shall reimburse Tenant for such overage on or before the thirtieth
        (30th) day following the Expiration Date.

                      (iv) OTHER: To the extent any item of Real Estate Taxes or Expenses is payable by Landlord in advance of the period to which it is applicable (e.g. insurance and tax escrows required by Landlord's Lender), or to the extent that prepayment is customary for the service or matter, Landlord may (i) include such items in Landlord's estimate for periods prior to the date such item is to be paid by Landlord and
        (ii) to the extent Landlord has not collected the full amount of such item prior to the date such item is to be paid by Landlord, Landlord may include the balance of such full amount in a revised monthly estimate for Additional Charges. If the Commencement Date or Expiration Date shall occur on a date other than the first day of a Tax Year and/or Expense Year, Tenant's Share of Real Estate Taxes and Expenses, for the Tax Year and/or Expense Year in which the Commencement Date occurs shall be prorated.

                      (v) AUDIT: Within ninety (90) days after receipt of any Expense Statement or Tax Statement from Landlord, Tenant shall have the right to examine and copy Landlord's books and records relating to such Expense Statements and Tax Statements, and/or commence to cause an independent audit thereof to be conducted by an accounting firm to be selected by Tenant and subject to the reasonable approval of Landlord. If the audit indicates that Tenant has overpaid either Expenses or Real Estate Taxes, Tenant shall notify Landlord within one hundred twenty
        (120) days after the date the applicable Expense Statement or Tax Statement was received by Tenant. If Landlord disputes the results of such audit, Landlord and Tenant shall work together in good faith to resolve the discrepancy between the applicable Expense Statement and/or Tax Statement and Tenant's audit. If it is finally determined that Tenant has overpaid either Expenses or Real Estate Taxes, then Landlord shall reimburse Tenant for such overage within thirty (30) days after receipt of such notice, provided that if such overage exceeds five percent (5%) of the actual amount of Expenses or Real Estate Taxes paid by Landlord for the Tax or Expense Year covered by such audit, then Landlord shall bear the reasonable cost of such audit, up to a maximum cost of $5,000 (adjusted annually by the CPI Increase). If Tenant fails to object to any such Expense Statement or Tax Statement, or to request and commence an independent audit thereof, within ninety (90) days after receipt of the applicable statement, or if Tenant objects to any statement or requests an audit but then fails to complete the audit within one hundred twenty (120) days after receipt of the applicable statement, such Expense Statement and/or Tax Statement shall be final and shall not be subject to any audit, challenge or adjustment. All of the information obtained through any audit by Tenant and any compromise, settlement or adjustment reached between Landlord and Tenant relative to the results of such audit shall be held in strict confidence by the Tenant, except to the extent disclosure is required or reasonably necessary in connection with litigation with respect to such audit or as required by Law as a result of Tenant's status as a publicly-traded corporation. Tenant shall continue to make all Rent payments hereunder (including without limitation payments of Additional Charges for Expenses and Real Estate Taxes) during any such audit period and pending resolution of any dispute between Landlord and Tenant.

               (d) LATE CHARGES. Tenant recognizes that late payment of any Monthly Base Rent and/or Additional Charges will result in administrative expenses to Landlord, the extent of which additional expense is extremely difficult and economically impractical to ascertain. Tenant therefore agrees that if Tenant is in Default in the payment of any Monthly Base Rent and/or Additional Charges, the amount of such unpaid Monthly Base Rent and/or Additional Charges shall be increased by a late charge to be paid to Landlord by Tenant in an amount equal to four percent (4%) of the amount of the delinquent Monthly Base Rent and/or Additional Charges. In addition, any outstanding Monthly Base Rent, Additional Charges, late charges and other outstanding Rent amounts shall accrue interest at an annualized rate of the lesser of (i) the greater of 10% or The Federal Reserve Discount Rate plus 5% until paid to Landlord, or (ii) the maximum rate permitted by law (the "Default Rate"). Tenant agrees that such amount is a reasonable estimate of the loss and expense to be suffered by Landlord as a result of such late payment by Tenant and may be charged by Landlord to defray such loss and expense. The provisions of this Paragraph 3(d) in no way relieve Tenant of the obligation to pay Monthly Base Rent or Additional Charges on or before the date on which they are due, nor do the terms of this Paragraph 3(d) in any way affect Landlord's remedies pursuant to Paragraph 19 in the event any Monthly Base Rent or Additional Charges are unpaid after the date due.

        4. RESTRICTIONS ON USE.

               (a) NO INTERFERENCE OR WASTE. Tenant shall not do or permit anything to be done in or about the Premises which will obstruct, or materially or unreasonably interfere with, the rights of other tenants or occupants of the Building or the Project, or injure or annoy them, nor use or allow the Premises to be used for any unlawful purpose, nor shall Tenant cause or maintain or permit any nuisance in, on or about the Premises or Project. Tenant shall not commit or suffer the commission of any waste in, on or about the Premises.

               (b) USE OF COURTYARD. Tenant shall have the right to use the courtyard areas of the Project Common Areas for Tenant's social and/or business functions with no additional rent for such use payable by Tenant, on the terms and conditions set forth in this Paragraph 4(b). Tenant shall deliver written notice to Landlord requesting to reserve particular space in the Project Common Areas for such functions at least five (5) days, and no earlier than thirty (30) days, prior to such proposed function. Landlord may grant similar rights to other tenants and occupants of the Project, and Tenant's rights under this paragraph shall be subject to the rights of such other tenants and occupants and any reasonable, non-discriminatory system Landlord incorporates to address conflicting reservations of the same space by more than one tenant or occupant of the Project. Tenant's use of the courtyard areas pursuant to this paragraph shall be on the following terms and conditions: (i) Tenant may conduct up to twelve (12) such functions within any calendar year; (ii) such functions shall be limited to a reasonable number of people consistent with applicable fire, health and safety laws, and shall comply with any applicable requirements of the DDA, REA, CC&Rs and/or other Encumbrances; (iii) the insurance, indemnity and nonliability obligations and provisions contained herein and in the Rules and Regulations, respectively (including Tenant's obligations to carry liquor law liability insurance if alcoholic beverages are served or consumed during such functions), shall apply to and govern any claims, liabilities, costs or expenses arising from any such function, (iv) no such proposed functions shall, in Landlord's reasonable determination, unreasonably disrupt either other tenants of the Project, or the operation or maintenance of the Common Areas, (v) Tenant shall comply with the obligations of the Rules and Regulations of Exhibit "D" attached hereto relating to such use, and (v) Tenant shall pay any and all of Landlord's reasonable costs of preparation for, supervision of and/or clean-up in connection with, such functions.

        5. COMPLIANCE WITH LAWS.

               (a) TENANT'S COMPLIANCE OBLIGATIONS. Tenant shall not use the Project or permit anything to be done in or about the Project which will in any way conflict with any present and future laws, statutes, ordinances, resolutions, regulations, proclamations, orders or decrees of any municipal, county, state or federal government or other governmental or regulatory authority with jurisdiction over the Project, or any portion thereof, whether currently in effect or adopted in the future and whether or not in the contemplation of the parties hereto (collectively, "Laws"), and Tenant shall promptly, at its sole expense, maintain the Premises, any Alterations (as defined in Paragraph 6 below) permitted hereunder and Tenant's use and operations thereon in strict compliance at all times with all Laws. "Laws" shall include, without limitation, all Laws relating to health and safety (including, without limitation, the California Occupational Safety and Health Act of 1973 and the California Safe Drinking

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

Water and Toxic Enforcement Act of 1986, including posting and delivery of notices required by such Laws with respect to the Premises), disabled accessibility (including, without limitation, the Americans with Disabilities Act, 42 U.S.C. section 12101 et seq.), Hazardous Substances, and all present and future life safety, fire, sprinkler, seismic retrofit, transportation demand management plan, building code and municipal code requirements; provided however, that Tenant's obligation to comply with Laws relating to Hazardous Substances is subject to the terms and conditions of Paragraph 39, and Tenant shall not be responsible for compliance with clean-up provisions of any Laws with respect to Hazardous Substances except to the extent of any release caused by the Tenant or any of its servants, employees, contractors, agents, licensees or invitees (collectively, including Tenant, the "Tenant Parties") or otherwise included in Tenant's indemnity contained in Paragraph 39. Notwithstanding the foregoing, Landlord, and not Tenant, shall be responsible for correcting any condition with respect to the Common Area, or the exterior or structural portions of the Building (but not with respect to the interior of the Premises), which is in violation of applicable Laws (subject to Tenant's obligation to pay such costs to the extent they are included as Expenses under Paragraph 3(c)(i)(E), except (subject to Paragraph 11 hereof) to the extent such condition is caused by the negligent or intentional acts or omissions of the Tenant Parties, or such violation results from Tenant's particular use of the Premises, or such condition is caused by, or will be or has been altered in connection with, the installation of the Tenant Improvements or any Alterations. Tenant shall be responsible for compliance of the Tenant Improvements with all Laws. Notwithstanding the first sentence of this Paragraph 5(a), Tenant shall not be required to make any structural alterations to the Premises in order to comply with Laws unless the requirement that such alterations be made is triggered by any of the following (or, if such requirement results from the cumulative effect of any of the following when added to other negligent or intentional acts, omissions or events attributable to the Tenant Parties, to the extent such alterations are required by any of the following): (i) the installation, use or operation of the Tenant Improvements, any Alterations, or any of Tenant's trade fixtures or personal property; (ii) the negligent or intentional acts or omissions of any of the Tenant Parties; or (iii) the particular use or particular occupancy or manner of use or occupancy of the Premises by the Tenant Parties. Any alterations that are Tenant's responsibility pursuant to this Paragraph 5 shall be made in accordance with Paragraph 6 below, at Tenant's sole cost. The parties acknowledge and agree that Tenant's obligation to comply with all Laws as provided in this paragraph (subject to the limitations contained herein) is a material part of the bargained-for consideration under this Lease. Tenant's obligations under this Paragraph and under Paragraph 7(c) below shall include, without limitation, the responsibility of Tenant to make substantial or structural repairs and alterations to the Premises to the extent provided above, regardless of, among other factors, the relationship of the cost of curative action to the Rent under this Lease, the length of the then remaining Term hereof, the relative benefit of the repairs to Tenant or Landlord, the degree to which the curative action may interfere with Tenant's use or enjoyment of the Premises, and the likelihood that the parties contemplated the particular Law involved.

               (b) TRAFFIC MITIGATION. As a condition to approval of the Initial Development, the City and/or other governmental agencies or quasi-governmental agencies will require the implementation of a transportation demand management plan and/or one or more similar programs to reduce the traffic generated by the Project and to facilitate the use of public transportation (any such program, a "TDM"). A TDM may apply to (and measure required alternative transportation use based on) the Project as a whole, or be based on each building included in the Project, or be based on the Premises occupied by each or certain tenant(s) in the Project. Tenant hereby agrees to designate one of its employees to act as a liaison with Landlord or with the City or other entity enforcing the TDM, as appropriate, to facilitate and coordinate any TDM. Tenant shall comply with the requirements of any TDM that applies in whole or in part to the Premises, at Tenant's cost with respect to both compliance costs and any penalties resulting from Tenant's failure to comply with program requirements. If any TDM applies to the Project as a whole, or to a portion of the Project that includes more than the Premises, (i) Tenant shall pay as Expenses the Tenant's Share of the Building Share of any compliance costs with respect to such TDM, and (ii) Tenant shall pay Landlord on demand, as an Additional Charge, any penalties that are imposed under any such TDM to the extent such penalties result from Tenant's failure to comply with the requirements of such TDM, including, without limitation, by failure to timely comply with any reporting requirements or by failure of Tenant to meet any thresholds or other standards imposed by such TDM with respect to traffic, public transportation or other similar matters included in such TDM. If any TDM is imposed that applies only to Tenant or only to the Premises, Tenant shall be solely responsible for compliance with such TDM, including, without limitation, by satisfying any survey or reporting requirements thereunder directly to the entity enforcing such TDM, and by paying any penalties or costs imposed thereunder directly to the entity enforcing such TDM, and Tenant shall indemnify, defend and hold

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

harmless Landlord against any claims, suits, costs (including reasonable attorneys' fees), damage, liability, and losses, whether foreseeable or unforeseeable, by reason of Tenant's failure to comply with, or violation of, any such TDM that applies solely to Tenant or the Premises.

               (c) INSURANCE REQUIREMENTS. Tenant shall not do or permit anything to be done in or about the Premises or bring or keep anything therein which will in any way increase the rate of any insurance upon the Project or any of its contents (unless Tenant agrees to pay for such increase) or cause a cancellation of any insurance on the Project or otherwise violate any requirements, guidelines, conditions, rules or orders with respect to such insurance. Tenant shall at its sole cost and expense promptly comply with the requirements of the Insurance Services Office (ISO), board of fire underwriters, or other similar body now or hereafter constituted relating to or affecting Tenant's use or occupancy of the Project (other than in situations where compliance involves repair, maintenance or replacement of items that Landlord is expressly required to repair, maintain or replace under this Lease).

               (d) NO LIMITATION ON OBLIGATIONS. The provisions of this Paragraph 5 shall in no way limit Tenant's maintenance, repair and replacement obligations under Paragraph 7 or Tenant's obligation to pay Expenses under Paragraph 3(c). The judgment of any court of competent jurisdiction or the admission of Tenant in an action against Tenant, whether Landlord is a party thereto or not, that Tenant has so violated any such Law shall be conclusive of such violation as between Landlord and Tenant.

        6. ALTERATIONS.

               (a) LANDLORD CONSENT. After completion of the Warm Shell Improvements and the Tenant Improvements (which shall be governed by the Work Letter), Tenant shall not make or suffer to be made any additional alterations, additions or improvements (herein referred to individually as an "Alteration," and collectively as the "Alterations") in, on or to the Premises or any part thereof without the prior written consent of Landlord. Tenant's request for approval of any such proposed Alterations shall be accompanied by a full set of complete plans and specifications for such proposed Alterations for Landlord's review. If Landlord fails to approve or disapprove any proposed Alterations within ten (10) business days after receipt of Tenant's written request for approval, Tenant shall deliver to Landlord a second request for Landlord's consent to such Alterations, and failure of Landlord to give its disapproval within five (5) business days after receipt of Tenant's second written request for approval shall constitute approval by Landlord of such Alterations so long as Tenant's request includes the following statement in capitalized and boldfaced letters: BY FAILING TO RESPOND TO THIS REQUEST, YOU WILL BE DEEMED TO HAVE APPROVED THE ALTERATIONS DESCRIBED HEREIN. Alterations in, on or to the Premises, except for Tenant's trade fixtures and movable furniture and equipment, shall be the property of Tenant during the Term and shall become Landlord's property at the end of the Term without compensation to Tenant. Landlord shall exercise good faith business judgment in reviewing any request by Tenant for Landlord's consent to Alterations, and shall not unreasonably withhold or delay its consent to Alterations that (i) do not materially affect the structure of the Building or its electrical, plumbing, HVAC, security or other systems, (ii) are not visible from the exterior of the Premises and do not otherwise affect the exterior appearance of the Building, (iii) are consistent with Tenant's Permitted Use hereunder; (iv) do not require any application to a political jurisdiction for rezoning, general plan amendment, variance, conditional use permit or architectural review approval, (v) will not interfere with the use and occupancy of any other portion of the Project by Landlord or by any other tenants or occupants or their invitees, or by any other party with the right to use any portion of the Project, (vi) comply with any ground lease, the Parking REA, the Initial CC&Rs, any other CC&Rs, any other Encumbrances, and any Mortgages, and (vii) do not adversely affect the value or marketability of Landlord's reversionary interest upon termination or expiration of this Lease.

               (b) PERMITTED ALTERATIONS. Notwithstanding Paragraph 6(a), Tenant may make Alterations to the Premises without Landlord's prior consent so long as
(x) such Alterations comply with items (i) through (vii) in Paragraph 6(a), and
(y) the cost of each such Alteration (or group of Alterations, if occurring substantially at the same time and as part of a single project) does not exceed One Hundred Thousand Dollars ($100,000) (any such Alterations being defined herein as "Permitted Alterations"). Tenant shall be required to notify Landlord in writing before making any Permitted Alterations and within thirty (30) days after completion of such Permitted Alterations, and at Landlord's request shall provide Landlord with accurate as-built drawings of any Permitted Alterations.

               (c) CONSTRUCTION OF ALTERATIONS. Any Alterations consented to by Landlord pursuant to Paragraph 6(a), and any Permitted Alterations, shall be made by Tenant, at Tenant's sole cost and expense, in accordance with plans and specifications reasonably approved by Landlord, and any contractor or person selected by Tenant to make the same must first be reasonably approved in writing by Landlord. With respect to any Alterations that affect the structure of the Building, the Building Systems, or any portion of the Project outside the Premises, at Landlord's option the Alterations shall be made by Landlord, or by a contractor specified by Landlord, for Tenant's account and Tenant shall reimburse Landlord for actual third-party costs incurred by Landlord in connection therewith as an Additional Charge, within twenty (20) days after receipt of a statement from Landlord therefor.

               (d) LANDLORD REVIEW. Tenant shall reimburse Landlord upon demand for any reasonable out-of-pocket expenses incurred by Landlord in the review of any Alterations made by Tenant, including fees charged by Landlord's contractors or consultants to review plans and specifications, and such obligation shall be an Additional Charge. Landlord's consent to any Alterations shall not obligate Landlord to repair, maintain, insure or otherwise assume any responsibility or liability with respect to any such Alteration. In addition, notwithstanding Landlord's review, Tenant and not Landlord shall be responsible for compliance of the Alterations, and plans and specifications therefor, with all applicable Laws, and Landlord shall not be responsible for any omissions or errors therein.

               (e) REMOVAL OF ALTERATIONS. Upon the expiration or sooner termination of the Term, Tenant shall upon demand by Landlord do either of the following, at Landlord's sole election: (i) at Tenant's sole cost and expense, forthwith and with all due diligence remove any Alterations made by or for the account of Tenant, designated by Landlord to be removed (provided, however, that upon the written request of Tenant prior to installation of such Alterations, Landlord shall advise Tenant at that time whether or not such specific Alterations must be removed upon the expiration or sooner termination of this Lease, and to the extent Landlord has so agreed to allow any specific Alterations to remain in the Premises, Tenant shall not be obligated to remove such Alterations or to pay Landlord the cost of removal of such Alterations pursuant to this Paragraph 6(e)), and restore the Premises to substantially its original condition as of the Commencement Date (but including Tenant Modifications, Warm Shell Improvements and/or Tenant Improvements that are not removed pursuant to Paragraph 24), subject to normal wear and tear and the rights and obligations of Tenant concerning casualty damage pursuant to Paragraph 20, or (ii) pay Landlord the reasonable estimated cost thereof.

               (f) FIXTURES. All wiring, conduit and fiberoptic cabling and similar infrastructure related to telephone, telecommunications, or similar communications systems, and all other wiring, circuit breakers, transformers, cabling, plumbing, heating and sprinkling systems, fixtures and outlets, vaults, paneling, molding, shelving, radiator enclosures, flooring, HVAC equipment and HVAC ducts, shall be deemed to be real estate fixtures and at all times after installation be and remain Landlord's property, whether or not attached to or built into the Premises. Any trade fixtures, furniture and trade equipment installed by the Tenant which may be removed from the Premises without injury thereto (including, without limitation, demountable partitions, refrigerators and other kitchen appliances, computer racking and similar demountable fixtures) (collectively, "Trade Fixtures") shall remain the property of the Tenant and shall be removed by the Tenant, at the Tenant's sole cost and expense, from the Premises upon the expiration or earlier termination of this Lease.

        7. REPAIR AND MAINTENANCE.

               (a) LANDLORD'S OBLIGATIONS. Landlord shall maintain, repair and replace, to the extent necessary to maintain the Building and Project in good operating order and first-class condition, the following:

                      (i) Landlord shall maintain, repair and replace, at its sole cost and expense, except as provided in Paragraph 7(c), the exterior, roof structure (but not the roof membrane) and structural portions of the Building (including load bearing walls and foundations).

                      (ii) Landlord shall maintain, repair and replace the parking areas, courtyards, sidewalks, entryways, lawns, fountains, landscaping and other similar facilities located in the Project Common Area, including, without limitation, such maintenance, repair and replacement with respect to the Project Common Area as may be expressly required by the terms and conditions of the DDA, the Parking REA and/or the CC&Rs.

All costs incurred by Landlord in connection with the foregoing obligations shall be payable by Tenant as Additional Charges in accordance with Paragraph 3(c) to the extent they are properly included in Expenses thereunder. Landlord shall use commercially reasonable efforts to minimize any material interference with Tenant's business conducted at the Premises resulting from the performance of Landlord's obligations under this Paragraph 7(a). Landlord's obligations under this Paragraph 7(a) with respect to any particular repair, replacement or maintenance requirement, shall not commence until Tenant notifies Landlord in writing of any circumstances which Tenant believes may trigger Landlord's obligations. If Landlord fails after thirty (30) days' written notice by Tenant (or such lesser period as may be reasonable if such failure materially interferes with Tenant's use or occupancy of the Premises or threatens material damage to Tenant's property or material harm to Tenant's employees, even if such shorter period of time is less than the cure period provided in Paragraph 19(c) before such failure would be a "default" by Landlord under this Lease) to proceed with due diligence to make repairs required to be made by Landlord under this Paragraph 7(a), the same may be made by Tenant at the expense of Landlord, so long as Tenant first provides Landlord with an additional notice and an additional five (5) business days (or, in the event of an emergency that threatens material damage to Tenant's property or material harm to Tenant's employees, one (1) business day) to either (i) dispute Landlord's obligation and submit such dispute to arbitration pursuant to Paragraph 44, (ii) commence cure, or (iii) by written notice to Tenant within such five (5) business day period after receipt of such notice, designate the contractor Tenant shall use in connection with any such repair by Tenant in which event Tenant shall only make such repairs using such designated contractor. If Landlord fails to dispute such obligation, commence cure or to so designate a contractor, Tenant may proceed with an experienced, duly licensed and adequately insured contractor selected by Tenant. Any expenses incurred by Tenant in connection with the preceding sentence shall be reimbursed (with interest at the rate of 8.5% from the date on which Tenant incurs such costs) within thirty (30) days after submission of a bill or statement therefor to Landlord. Tenant shall have no right to offset any such amounts against Rent hereunder. If Landlord disputes Tenant's right to cure Landlord's default or the reasonableness of the costs incurred by Tenant, Landlord shall submit such dispute to binding arbitration pursuant to Paragraph 44 below within thirty (30) business days after Tenant's demand. If Landlord fails to either reimburse Tenant or dispute Tenant's demand pursuant to the previous sentence within thirty (30) business days after Tenant's demand, Tenant may submit such dispute to binding arbitration pursuant to Paragraph 44.

               (b) TENANT'S OBLIGATIONS. Tenant shall maintain, repair and replace, to the extent necessary to maintain the Building in good operating order and first-class condition, at its sole cost and expense, all portions of the Premises which are not Landlord's obligations under Paragraph 7(a), including, without limitation, (i) the roof membrane; (ii) the building systems serving the Premises for electrical, mechanical, HVAC and plumbing and all controls appurtenant thereto, and any elevators in the Building (collectively, including elevators, "Building Systems"); and (iii) the interior portion of the Building (other than the Excluded Space), the Warm Shell Improvements, the Tenant Improvements, the Alterations, and any additional tenant improvements, alterations or additions installed by or on behalf of Tenant within the Premises. If Tenant exercises its right to extend the Term for the Extension Term, at Tenant's election Tenant may, by written notice to Landlord delivered at any time at least thirty (30) days prior to expiration of the Initial Term, cause Landlord to assume Tenant's maintenance obligations with respect to the Building Systems under clause (ii) above, which assumption by Landlord shall be effective during the Extension Term. If Landlord assumes such obligations, all costs incurred by Landlord in connection therewith shall be deemed Additional Charges payable by Tenant in accordance with Paragraph 3(c). Tenant shall be responsible for the expense of installation, operation, and maintenance of its telephone and other communications cabling from the public right-of-way to the point of entry into the Building (except that Landlord shall install two underground telephone conduits from the public right-of-way to the Project Garage as part of the Base Building, as provided in the Work Letter) and throughout the Premises; although Landlord shall have the right, at Landlord's sole election, to perform such work on behalf of Tenant in Common Areas, provided Landlord performs such work in coordination with Tenant and its contractors in such a manner as will accommodate Tenant's reasonable objectives with respect thereto. The Premises shall at all times be maintained by Tenant in the condition of a first-class office building. Tenant's obligations under this Paragraph 7 include, without limitation, the replacement, at Tenant's sole cost and expense, of any portions of the Premises or Building Systems which are not Landlord's express responsibility under Paragraph 7(a), if it would be commercially prudent to replace, rather than repair, such portions of the Premises, regardless of whether such replacement would be considered a capital expenditure; provided, however, that if Landlord has assumed Tenant's maintenance obligations for Building Systems pursuant to this Paragraph 7(b), (x) any replacement of any portion of the Building Systems which would be considered a capital expenditure and which is made at least one (1) year after Landlord assumes such obligations shall be amortized in accordance with Paragraph 3(c)(i)(E)(v) ; and (y) with respect to replacement of any components of the Building's HVAC system during such one year period after Landlord assumes such obligations, so long as (I) Tenant has complied with the provisions of Paragraph 7(d) below throughout the Term, and (II) Landlord is able to obtain a maintenance service contract during such one year period, on customary terms and conditions and from a contractor reasonably acceptable to Landlord, Tenant shall pay both the amortized portion of such replacement (pursuant to Paragraph 3(c)(i)(E)(v)) attributable to the remaining Term (including the Extension Term, if Tenant exercises its option to extend) plus an additional three years' amortization payable within twenty (20) days after receipt of invoice from Landlord (to give Landlord the benefit of the expected fifteen year useful life of the original HVAC System). Tenant hereby waives and releases its right to make repairs at Landlord's expense under Sections 1941 and 1942 of the California Civil Code or under any similar law, statute or ordinance now or hereafter in effect. In addition, Tenant hereby waives and releases its right to terminate this Lease under Section 1932(1) of the California Civil Code or under any similar law, statute or ordinance now or hereafter in effect.

               (c) ADDITIONAL OBLIGATIONS OF TENANT. The purpose of Paragraph 7(a) and 7(b) is to define the obligations of Landlord and Tenant to perform various repair and maintenance functions; the allocation of the costs therefor are covered under this Paragraph 7(c) and Paragraph 3. Tenant shall bear the full cost of repairs or maintenance, interior or exterior, structural or otherwise, to preserve the Premises and the Building in good working order and first-class condition, arising out of (i) the existence, installation, use or operation of any Tenant Improvements, Alterations, or any of Tenant's Trade Fixtures or personal property; (ii) the moving of Tenant's property or fixtures in or out of the Building or Project or in and about the Premises; (iii) the particular use or particular occupancy or manner of use or occupancy of the Premises by any Tenant Party; or (iv) except to the extent any claims arising from any of the foregoing are reimbursed by insurance carried by Landlord, are covered by the waiver of subrogation in Paragraph 11 or are otherwise provided for in Paragraph 20, the acts, omissions or negligence of any Tenant Parties.

               (d) MAINTENANCE SERVICE CONTRACTS. In connection with Tenant's maintenance and repair obligations contained in this Paragraph 7, Tenant shall, at its own cost and expense, enter into regularly scheduled preventive maintenance service contracts with maintenance contractors approved by Landlord, in its reasonable discretion, for servicing the HVAC system serving the Premises and the elevators within the Building, and shall provide copies of such contracts and periodic maintenance reports to Landlord. At Landlord's option at any time in which Tenant is in Default hereunder, maintenance service contracts shall be prepaid on an annual basis. Each maintenance service contract shall specifically name Landlord as a third party beneficiary, with the right to receive copies of all notices delivered under such contract and the ability to exercise Tenant's rights thereunder, at Landlord's election, in connection with any cure of Tenant's default by Landlord, or any assumption by Landlord of Tenant's maintenance obligations with respect to Building Systems, pursuant to Paragraph 7(b), 7(e) or 9(d)(v).

               (e) CURE RIGHTS. Tenant shall be in Default hereunder if Tenant fails, within a period of thirty (30) days from the date of written notice from Landlord, to cure any failure to fulfill any of its obligations under this Paragraph 7; provided, however, that if such failure is curable but cannot be cured within such thirty (30) day period, Tenant shall have such additional time as may be reasonably required to cure (not to exceed sixty (60) additional days) before such failure becomes a Default hereunder, so long as Tenant commences such cure within such (30) day period and diligently prosecutes such cure to completion. In addition, Landlord may elect, by delivery of written notice to Tenant, to assume Tenant's maintenance obligations with respect to the Building Systems under Paragraph 7(b)(ii) if Tenant Defaults with respect to any of its obligations under this Paragraph 7, or if Tenant has failed to perform any of its obligations under this Paragraph 7 more than once in any twelve month period (without benefit of cure periods) upon the second such failure. If Landlord assumes such obligations, all costs incurred by Landlord in connection therewith shall be included in Expenses payable by Tenant as Additional Charges in accordance with Paragraph 4(c). In addition to Landlord's rights set forth in this Paragraph 7(e), Landlord shall have the rights set forth in Paragraph 23 with respect to any failure of Tenant to perform its obligations under Paragraph 7(b), (c) or (d). The remedies described in this paragraph are cumulative and in addition to any other remedies Landlord may have at law or under this Lease.

               (f) NO ABATEMENT. Except to the extent any claims arising from any of the foregoing are reimbursed by rental abatement insurance proceeds actually received by Landlord and/or any Mortgagee, are covered by the waiver of subrogation in Paragraph 11 or are otherwise provided for in Paragraph 20, there shall be no abatement of Rent with respect to, and except for Landlord's active negligence or willful misconduct Landlord shall not be liable for, any injury to or interference with Tenant's business arising from, any repairs, maintenance, alteration or improvement in or to any portion of the Project, including the Premises, or in or to the fixtures, appurtenances and equipment therein.

        8. LIENS. Tenant shall keep the Premises and Project free from any liens arising out of any work performed, material furnished or obligations incurred by Tenant. In the event that Tenant shall not, within ten (10) days following the imposition of any such lien, cause the same to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by such means as it shall deem proper, including without limitation by the payment of the claim giving rise to such lien or by the posting of a bond. All such sums paid by Landlord and all expenses incurred by Landlord in connection therewith shall be considered Additional Charges and shall be payable to Landlord by Tenant on demand with interest from the date incurred by Landlord at the Default Rate. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper, for the protection of Landlord, the Premises, the Project and any other party having an interest therein, from mechanics' and materialmen's liens, and Tenant shall give written notice to Landlord at least fifteen (15) business days' prior to commencement of any construction on the Premises.

        9. ASSIGNMENT AND SUBLETTING.

               (a) LANDLORD'S CONSENT REQUIRED. Except as otherwise provided in this Paragraph 9, Tenant shall not directly or indirectly, voluntarily or by operation of law, sell, assign, encumber, pledge or otherwise transfer or hypothecate all or any part of the Premises or Tenant's leasehold estate hereunder (collectively, "Assignment"), or permit the Premises to be occupied by anyone other than Tenant or sublet the Premises or any portion thereof (the foregoing, including without limitation any license or use agreement, any sub-sublease or subsequent subletting by any subtenant, sub-subtenant or other occupant of any portion of the Premises, and similar occupancy rights, collectively, "Sublease"), without Landlord's prior written consent in each instance, which consent shall not be unreasonably withheld. Without otherwise limiting the criteria upon which Landlord may withhold its consent to any proposed Sublease or Assignment, if Landlord withholds its consent where either
(i) the creditworthiness of the proposed Sublessee or Assignee is not acceptable to Landlord, in Landlord's reasonable discretion, or to any Mortgagee, or (ii) the proposed Sublessee's or Assignee's use of the Premises is not in compliance with the Permitted Use as described in the Basic Lease Information, such withholding of consent shall be presumptively reasonable. If Landlord consents to the Sublease or Assignment, Tenant may thereafter enter into a valid Sublease or Assignment upon the terms and conditions set forth in this Paragraph 9.

               (b) REQUEST FOR CONSENT. If Tenant desires at any time to enter into an Assignment of this Lease or a Sublease of the Premises or any portion thereof for which Landlord's consent is required, it shall first give written notice to Landlord of its desire to do so, which notice shall contain (i) the name of the proposed assignee, subtenant or occupant; (ii) the name of the proposed assignee's, subtenant's, or occupant's business to be carried on in the Premises; (iii) the terms and provisions of the proposed Assignment or Sublease; and (iv) such financial information as Landlord may reasonably request concerning the proposed assignee, subtenant or occupant. In any Sublease undertaken by Tenant that is not subject to Landlord's termination right pursuant to Paragraph 9(c) (including, without limitation, any Sublease entered into after delivery of an Availability Notice), Tenant shall diligently seek to obtain not less than fair market rent for the space so sublet (taking into account the affect, if any, that the lack of a recognition and/or non-disturbance agreement from Landlord [as provided in Paragraph 9(i)] would have on the fair market rent for such Sublease), and Landlord may consider such market factors in its

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

determination of whether to consent to such proposed Sublease. Any improvements, additions, or alterations to the Building or the Project that are required by applicable Laws or are deemed necessary or appropriate by Landlord, in Landlord's reasonable judgment, as a result of any such Sublease or Assignment, shall be installed and provided by Tenant (or, at Landlord's sole option, by Landlord but at Tenant's expense), without cost or expense to Landlord, and without effect on the Bonus Rent received by Landlord except to the extent provided in Paragraph 9(f)(2), and Landlord may condition its consent to any proposed Sublease or Assignment on the construction of improvements required by applicable Laws or deemed necessary or appropriate by Landlord in its reasonable discretion, by reason of the Sublease or Assignment.

               (c) LANDLORD'S RESPONSE. At any time within fifteen (15) days after Landlord's receipt of the notice specified in Paragraph 9(b), Landlord may by written notice to Tenant elect to (i) consent to the Sublease or Assignment; or (ii) disapprove the Sublease or Assignment. In addition, Landlord may elect to terminate this Lease as to the portion of the Premises that is specified in such notice, with a proportionate abatement in Monthly Base Rent and Additional Charges for Expenses and Taxes, if such notice is with respect to (x) any proposed Assignment, except in conjunction with a Permitted Transfer, or (y) any proposed Sublease and either (I) the term of the Sublease commences on or after the sixth (6th) anniversary of the Commencement Date, and after giving effect to such Sublease the original Tenant will occupy less than fifty percent (50%) of the Rentable Area of the Premises, or (II) such Sublease has a term (including any renewal or extension options) that either is coterminous with the Initial Term (or Extension Term if the Exercise Notice has been delivered prior to the commencement of such Sublease) or expires within the last eighteen (18) months of the Initial Term (or Extension Term if the Exercise Notice has been delivered prior to the commencement of such Sublease). Failure by Landlord to either consent to or disapprove a proposed Assignment or Sublease within the fifteen
(15) day time period specified above shall be deemed to be Landlord's disapproval thereof.

               (d) RECAPTURE. If Landlord elects to terminate the Lease as to a portion of the Premises pursuant to Paragraph 9(c), the following terms and conditions shall apply:

                      (i) Tenant shall at all times provide reasonable and appropriate access to such portion of the Premises and use of any common facilities within the Building (including, at Landlord's election and as reasonable under the circumstances, by the designation of "building common areas" as appropriate for the use of and access to the recaptured space, including provision of any utilities and services for such recaptured space).

                      (ii) Tenant's Share shall be modified based on the remaining Rentable Area of the Premises divided by the total rentable area in the Building, as determined by Landlord in its reasonable discretion.

                      (iii) Tenant's Minimum Parking shall be reduced by multiplying the number of parking spaces included in Tenant's Minimum Parking by a fraction, the numerator of which shall be the remaining Rentable Area of the Premises and the denominator of which shall be the Rentable Area of the entire Premises as of the Delivery Date (determined as provided in the Basic Lease Information),

                      (iv) If after giving effect to such termination Tenant continues to lease seventy-five percent (75%) or less of the Building, Tenant's rights with respect to any monument or other Project signage and the roof space (for Satellite Antennae) shall be reduced in the same proportion as the Minimum Parking.

        (v) At any time after Landlord elects to recapture any portion of the Premises, Landlord may elect, by delivery of written notice to Tenant, to assume Tenant's maintenance obligations for the Building Systems under Paragraph 7(b)(ii). In addition, at any time after Landlord has elected to recapture, in the aggregate, more than fifty percent (50%) of the Premises, Tenant may elect, by delivery of written notice to Landlord, to cause Landlord to assume Tenant's maintenance obligations for the Building Systems under Paragraph 7(b)(ii). If Landlord assumes Tenant's maintenance obligations for the Building

        Systems pursuant to this clause (v), all costs incurred by Landlord in connection therewith shall be deemed Additional Charges payable by Tenant in accordance with Paragraph 3(c). If Landlord does not elect to assume Tenant's maintenance obligations for the Building Systems, and Tenant does not elect to cause Landlord to assume Tenant's maintenance obligations for the Building Systems, during any period of time after Landlord has recaptured any portion of the Premises, Landlord shall pay to Tenant "Landlord's Share" (as defined below) of any costs incurred by Tenant with respect to Tenant's maintenance obligations for Building Systems under Paragraph 7(b)(ii) as such costs are incurred by Tenant, within thirty (30) days after receipt of an invoice and such back-up documentation of such costs as Landlord may reasonably request. "Landlord's Share" shall mean the rentable area of the portion of the Premises recaptured by Landlord at any given time, divided by the total Rentable Area of the Premises as it exists on the Commencement Date.

Promptly after request from Landlord, Tenant shall enter into any amendment to this Lease or other documentation reasonably requested by Landlord in connection with any such termination of this Lease as to a portion of the Premises (which may include, without limitation, provisions regarding the modifications set forth in this Paragraph 9(d)).

               (e) AVAILABILITY NOTICE. At Tenant's option, Tenant may notify Landlord in writing if Tenant wishes to Assign or Sublease any portion of the Premises, prior to commencing negotiations for an Assignment or Sublease with another party, if such Assignment or Sublease would be subject to Landlord's termination right provided in Paragraph 9(c) (such notice being the "Availability Notice"), and Landlord shall have the option, by written notice to Tenant within fifteen (15) days after receiving any Availability Notice, to terminate this Lease with respect to the portion of the Premises specified in the Availability Notice in accordance with Paragraph 9(c) and (d). If Landlord declines or fails timely to elect to terminate this Lease with respect to such portion of the Premises, Tenant shall have the right, within one hundred twenty
(120) days after the expiration of such fifteen (15) day period, to enter into an Assignment or Sublease with respect to the portion of the Premises designated in the Availability Notice, subject to Landlord's consent and the other provisions of this Paragraph 9 (including, without limitation, the provisions with respect to payment of Landlord's Share of Bonus Rent pursuant to Paragraph 9(f)), except that Landlord shall not have the further right to terminate with respect to such Assignment or Sublease. If Tenant fails to enter into an Assignment or Sublease within such one hundred twenty (120) day period, or upon expiration of any Sublease entered into within such one hundred twenty (120) day period, Landlord's rights under this Paragraph 9 to terminate the Lease with respect to the portion of the Premises upon any future proposed Sublease or Assignment shall revive.

               (f) BONUS RENT. If Landlord consents to the Sublease or Assignment within fifteen (15) days after receipt of Tenant's notice pursuant to Paragraph 9(b), Tenant may thereafter within one hundred twenty (120) days after Landlord's consent, but not later than the expiration of said one hundred twenty
(120) days, enter into such Assignment or Sublease of the Premises or portion thereof upon the terms and conditions set forth in the notice furnished by Tenant to Landlord pursuant to Paragraph 9(b). However, Tenant shall pay to Landlord seventy percent (70%) of the "Bonus Rent" (as defined below) attributable to such Sublease or Assignment. Tenant shall pay Bonus Rent to Landlord as and when it is received by Tenant, regardless of the time period to which it is attributable. "Bonus Rent" shall mean any rent or other consideration realized by Tenant under any and all Subleases and/or Assignments that is in excess of the Monthly Base Rent and Additional Charges payable hereunder (or the amount thereof proportionate to the portion of the Premises subject to such Sublease(s) and/or Assignment(s)), including, without limitation, any sums paid for the sale or rental of the Warm Shell Improvements and/or the Tenant Improvements, after first deducting from such excess the following:

                      (i) the unamortized costs of the lesser of (A) the portion of the Warm Shell Improvements and/or Tenant Improvements that are installed in the portion of the Premises subject to such Sublease(s) or Assignment(s), and (B) the total cost of Tenant Improvements and Warm Shell Improvements made to the entire Premises by Tenant multiplied by a fraction, the numerator of which is the rentable square feet included in the portion of the Premises subject to Sublease(s) and/or Assignment(s), and the denominator of which is the rentable square feet included in the Rentable Area of the entire Premises as of the Commencement Date, which costs in either case shall be amortized on a straight line basis (without interest) over the period of time prescribed by the Internal Revenue Service in equal monthly installments; and

                      (ii) costs reasonably incurred for tenant improvements and/or alterations installed by Tenant (commensurate with a standard office build-out, and including without limitation any improvements, additions or alterations required by Laws or by Landlord as provided in Paragraph 9(b)) to obtain the Sublease(s) and/or Assignment(s), which costs shall not exceed ten dollars per rentable square foot (adjusted by the CPI Increase) of the portion of the Premises being sublet or assigned, and which costs shall be amortized on a straight line basis (without interest) over the term of the applicable Sublease or Assignment in equal monthly installments; and

                      (iii) any costs payable by Tenant to Landlord pursuant to express provisions of this Lease in connection with Landlord's review of Tenant's request for consent to such Sublease(s) or Assignment(s), any reasonable legal fees and costs (up to a maximum of $10,000, adjusted by the CPI Increase), and any customary brokers' commissions that Tenant has incurred in connection with such Sublease or Assignment, all amortized on a straight line basis (without interest) over the term of the Sublease or Assignment in equal monthly installments.

               (g) NO RELEASE OR DEEMED APPROVAL. No consent by Landlord to any Assignment or Sublease by Tenant shall relieve Tenant of any obligation to be performed by Tenant under this Lease, whether arising before or after the Assignment or Sublease. The consent by Landlord to any Assignment or Sublease shall not relieve Tenant from the obligation to obtain Landlord's express written consent to any other Assignment or Sublease. Any Assignment or Sublease that is not in compliance with this Paragraph 9 shall be void and, at the option of Landlord, shall constitute a material Default by Tenant under this Lease. The acceptance of Monthly Base Rent or Additional Charges by Landlord from a proposed assignee or sublessee shall not constitute the consent to such Assignment or Sublease by Landlord.

               (h) REORGANIZATION; PERMITTED TRANSFERS. The following shall be deemed a voluntary assignment of Tenant's interest in this Lease: (i) any dissolution, merger, consolidation, or other reorganization of Tenant; and (ii) if the capital stock of Tenant is not publicly traded, the sale or transfer to one person or entity stock possessing more than fifty percent (50%) of the total combined voting power of all classes of Tenant's stock issued, outstanding and entitled to vote for the election of directors. Notwithstanding anything to the contrary contained in this Paragraph 9, Tenant may enter into any of the following transfers (a "Permitted Transfer") without Landlord's prior written consent: (1) Tenant may assign its interest in the Lease to a corporation, partnership, professional corporation, limited liability company, or limited liability partnership ("Transfer Entity") which results from a stock sale, merger, consolidation or other reorganization, so long as the surviving Transfer Entity has a net worth immediately following such transaction that is equal to or greater than the net worth of Tenant as of the date immediately prior to such transaction; and (2) Tenant may assign this Lease to a Transfer Entity which purchases or otherwise acquires all or substantially all of the assets of Tenant, so long as such acquiring Transfer Entity has a net worth immediately following such transaction that is equal to or greater than the net worth of Tenant as of the date immediately prior to such transaction.

               (i) ASSUMPTION BY ASSIGNEE. Each assignee pursuant to an Assignment as provided in this Paragraph 9 shall assume all obligations of Tenant under this Lease that arise or accrue from and after the effective date of such Assignment, and shall be and remain liable jointly and severally with Tenant for the payment of Monthly Base Rent and Additional Charges, and for the performance of all the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed for the Term. No Assignment shall be binding on Landlord unless the assignee or Tenant shall deliver to Landlord a counterpart of the Assignment and an instrument in recordable form that contains a covenant of assumption by the assignee satisfactory in substance and form to Landlord, consistent with the requirements of this Paragraph 9(i), but the failure or refusal of the assignee to execute such instrument of assumption shall not release or discharge the assignee from its liability as set forth above. Notwithstanding anything to the contrary in this Lease, no Sublease shall be binding on Landlord unless and until Landlord shall agree in writing following termination of this Lease to recognize such sublessee and such sublessee agrees in writing to attorn to Landlord on the terms and conditions of the sublease (including the obligations under this Lease to the extent that they relate to the portion of the Premises subleased), and any Sublease entered into by Tenant hereunder shall include an obligation by the sublessee to so attorn to Landlord if Landlord, in Landlord's sole discretion, elects to recognize such Sublease upon any termination of this Lease and agrees to not disturb subtenant's rights or possession under the Sublease being recognized.

               (j) AFFILIATE TRANSFERS. Tenant shall have the right, without Landlord's consent and without triggering Landlord's rights under Paragraph 9(c), (d) and (f), but with written notice to Landlord at least ten (10) days prior thereto, to enter into an Assignment of Tenant's interest in the Lease or a Sublease of all or any portion of the Premises to an Affiliate (as defined below) of Tenant, provided that (i) in connection with an Assignment that is not a Sublease, the Affiliate delivers to Landlord concurrent with such Assignment a written notice of the Assignment and an assumption agreement whereby the Affiliate assumes and agrees to perform, observe and abide by the terms, conditions, obligations, and provisions of this Lease arising from and after the effective date of the assignment; and (ii) the assignee or sublessee remains an Affiliate throughout the term of this Lease (and, in connection with an Assignment that is not a Sublease, the assumption agreement shall contain provisions consistent with the provisions of this subparagraph allowing Landlord to terminate this Lease at such time as the entity is no longer an Affiliate of the original Tenant). If this Lease is assigned or sublet to an Affiliate and thereafter any circumstance occurs which causes such assignee or sublessee to no longer be an Affiliate of the assigning or subleasing Tenant, Tenant shall give written notice thereof to Landlord, which notice, to become effective, shall refer to Landlord's right to terminate this Lease pursuant to this subparagraph, in the event of an Assignment, or to cause Tenant to terminate the Sublease, in the event of a Sublease ("Affiliation Termination Notice"). Following occurrence of the circumstance giving rise to the discontinuation of such assignee or sublessee being an Affiliate ("Affiliate Termination") of the assigning or subleasing Tenant, Landlord shall be entitled to terminate this Lease in the event of an Assignment, or to cause Tenant to terminate the Sublease in the event of a Sublease, unless Landlord has given its prior written consent to such circumstance, which consent shall not be unreasonably withheld by Landlord so long as, in the event of an Assignment, such assignee (after giving effect to such circumstance) has financial strength (as demonstrated by audited financial statements) equal to or greater than the assigning or subleasing Tenant (including its net worth) as of the date of execution of this Lease, or the assigning or subleasing Tenant executes a guaranty in usual form reasonably acceptable to Landlord (however, this does not imply that Tenant would be released without such guaranty). No Sublease or Assignment by Tenant made pursuant to this Paragraph shall relieve Tenant of Tenant's obligations under this Lease. As used in this paragraph, the term "Affiliate" shall mean and collectively refer to a corporation or other entity which controls, is controlled by or is under common control with Tenant, by means of an ownership of either (aa) more than fifty percent (50%) of the outstanding voting shares of stock or partnership or other ownership interests, or (bb) stock, or partnership or other ownership interests, which provide the right to control the operations, transactions and activities of the applicable entity.

               (k) PERMITTED SPACE SHARING. Landlord acknowledges that Tenant's business in the Premises may require that certain project-specific independent contractors ("Independent Contractors") of Tenant are located on-site at the Premises, which may involve the use by such Independent Contractors and/or their employees of a portion of the Premises, without payment of rent, for temporary offices. Tenant shall have the right, without Landlord's consent and without triggering Landlord's rights under Paragraphs 9(c),(d) or (f), to allow use of portions of the Premises by Independent Contractors and their employees, so long as (I) such Independent Contractors are not granted possessory rights to any portion of the Premises (whether as assignees, sublessees, licensees, or in any other capacity) and do not pay rent; (II) Tenant causes such Independent Contractors, and Independent Contractors' use of the Premises to be conducted in a manner in compliance with all of the terms and conditions of this Lease; (III) such Independent Contractors and their employees are "Tenant's Agents" for purposes of the indemnification, insurance and other provisions of this Lease;
(IV) Independent Contracts shall not use more than ten percent (10%) of the Rentable Area of the Premises collectively at any given time, (V) no Independent Contractor shall be on-site in the Premises for more than six consecutive months, or for more than six months in any twelve month period; and (VI) neither Landlord nor Tenant shall install any demising walls or hard wall office partitions in connection with any use of the Premises by an Independent Contractor.

        10. INSURANCE AND INDEMNIFICATION.

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

               (a) LANDLORD INDEMNITY. Except to the extent caused by the negligence or willful misconduct of Tenant Parties or Tenant's breach of this Lease, Landlord shall indemnify and hold Tenant harmless from and defend Tenant against any and all claims or liability for any injury or damage to any person or property including any reasonable attorney's fees (but excluding any consequential damages or loss of business) occurring in, on, or about the Project to the extent such injury or damage is caused by the active negligence or willful misconduct of Landlord, its agents, servants, contractors or employees (collectively, including Landlord, "Landlord Parties").

               (b) TENANT RELEASE. Landlord shall not be liable to Tenant, and Tenant hereby waives all claims against Landlord Parties, for any injury or damage to any person or property in or about the Premises by or from any cause whatsoever (other than the active negligence or willful misconduct of Landlord Parties), and without limiting the generality of the foregoing, whether caused by water leakage of any character from the roof, walls, basement, or other portion of the Premises or the Building, or caused by gas, fire, oil, electricity, or any cause whatsoever, in, on, or about the Premises, the Project or any part thereof (other than that caused by the active negligence or willful misconduct of Landlord Parties). Tenant acknowledges that any casualty insurance carried by Landlord will not cover loss of income to Tenant or damage to the Alterations in the Premises installed by Tenant or Tenant's Trade Fixtures or personal property located within the Premises (except as provided in Paragraph 10(f) below). Tenant shall be required to maintain the insurance described in Paragraph 10(d) below during the Term and during the construction period for the Warm Shell Improvements and the Tenant Improvements.

               (c) TENANT INDEMNITY. Except to the extent caused by the active negligence or willful misconduct of Landlord Parties, Tenant shall indemnify and hold Landlord harmless from and defend Landlord against any and all claims or liability for any injury or damage to any person or property whatsoever: (i) occurring in or on the Premises; or (ii) occurring in, on, or about any other portion of the Project to the extent such injury or damage is caused by the negligence or willful misconduct of the Tenant Parties. Tenant further agrees to indemnify and hold Landlord harmless from, and defend Landlord against, any and all claims, losses, or liabilities (including damage to Landlord's property) arising from (x) any breach of this Lease by Tenant, (y) any matter referred to in Paragraph 10(g), and/or (z) the conduct of any activities, work or business of Tenant Parties in or about the Project, including, but not limited to any release, discharge, storage or use of any Hazardous Substance. In the event of a discrepancy between the terms of this paragraph and the terms of Paragraph 39 of the Lease concerning Hazardous Substance liability, the latter shall control.

               (d) TENANT INSURANCE REQUIREMENTS. Tenant shall procure at its cost and expense and keep in effect during the Term (and during the construction period for the Warm Shell Improvements and/or the Tenant Improvements) the following insurance:

                      (i) Commercial general liability insurance on an occurrence form, including contractual liability, with a minimum combined single limit of liability of Three Million Dollars ($3,000,000) per occurrence. Such insurance shall name Landlord, any Mortgagee, any ground lessor, and such other parties as Landlord may request as additional insureds, shall specifically include the liability assumed hereunder by Tenant, and shall provide that it is primary insurance, and not excess over or contributory with any other valid, existing and applicable insurance in force for or on behalf of Landlord, and shall provide that Landlord shall receive thirty (30) days' written notice from the insurer prior to any cancellation or change of coverage. The limits of such insurance shall not limit the liability of Tenant hereunder, and Tenant is responsible for ensuring that the amount of liability insurance carried by Tenant is sufficient for Tenant's purposes.

                      (ii) Business interruption insurance, insuring Tenant for a period of twelve (12) months against losses arising from the interruption of Tenant's business, and for lost profits, and charges and expenses which continue but would have been earned if the business had gone on without interruption, insuring against such perils, in such form and with such deductible amounts as are commercially reasonable;

                      (iii) "Special" (also known as "all risk") property insurance (including, without limitation, boiler and machinery (if applicable); sprinkler damage, vandalism and malicious mischief) on all of Tenant's Trade Fixtures and personal property. Such insurance shall be in an amount equal to full replacement cost of the aggregate of the foregoing and shall provide coverage comparable to the coverage in the standard ISO All Risk form, when such form is supplemented with the coverages required above.

                      (iv) Worker's compensation insurance with limits as may be required by law.

                      (v) Such other insurance as may be required by Laws, or by Landlord to the extent it is commercially reasonable for tenants to be required to carry such other insurance under similar leases with respect to similar property in similar locations.

Insurance required under this Paragraph 10(d) shall be in companies licensed to do business in California and rated "A" IX or better in "Best's Insurance Guide." Tenant shall deliver copies of policies of such insurance and certificates naming the additional insureds thereof to Landlord on or before the date Tenant commences work on the Tenant Improvements, and thereafter at least thirty (30) days before the expiration dates of expiring policies; and, in the event Tenant shall fail to procure such insurance, or to deliver such policies or certificates, Landlord may, at its option, procure same for the account of Tenant, and the cost thereof shall be paid to Landlord as Additional Charges within five (5) days after delivery to Tenant of bills therefor.

               (e) SURVIVAL. The provisions of this paragraph 10 shall survive the expiration or termination of this Lease with respect to any claims or liability occurring prior to such expiration or termination.

               (f) LANDLORD INSURANCE. Landlord shall maintain insurance on the Project, including the Base Building, the Warm Shell Improvements, the Tenant Improvements and any Alterations installed in the Premises by Tenant at its expense to the extent Tenant provides Landlord with all information reasonably required by Landlord or its insurer in connection therewith (with the entire cost of any such insurance on Tenant Improvements and Alterations to be payable directly by Tenant to Landlord as an Additional Charge, including the incremental cost to add such insurance to Landlord's policies and any deductibles payable with respect to such Tenant Improvements and Alterations), against fire and risks covered by "special" coverage (also known as "all risk") (excluding earthquake and flood, though Landlord, at its sole option, may include this coverage, and Tenant acknowledges that Landlord intends to initially carry such coverage) on a 100% of "replacement cost" basis (though reasonable deductibles may be included under such coverage). Landlord's insurance shall also cover the improvements installed by Landlord prior to the commencement of the Term, and the Warm Shell Improvements and the Tenant Improvements installed by Tenant pursuant to the Work Letter, shall have a building ordinance provision, and shall provide for rental interruption insurance covering a period of twelve (12) full months. In no event shall Landlord be deemed a co-insurer under such policy. Landlord shall also maintain commercial general liability insurance on an occurrence basis in amounts not less than Three Million Dollars ($3,000,000) per occurrence with respect to bodily injury or death and property damage in the Project. Notwithstanding the foregoing obligations of Landlord to carry insurance, Landlord may modify the foregoing coverages if and to the extent it is commercially reasonable to do so. Landlord agrees to provide Tenant, upon written request, with certificates of insurance evidencing the foregoing coverages. Tenant acknowledges that, notwithstanding any provision of this Paragraph 10(f) or this Lease, Landlord currently intends to carry earthquake insurance on the Project during the Term of this Lease.

               (g) DISCLAIMER REGARDING SECURITY. Tenant acknowledges that even if Landlord installs and operates security cameras or other security equipment and/or provides any other services that could be construed as being intended to enhance security, Landlord shall have no obligation to Tenant or to any Tenant Party for any damage, claim, loss or liability related to any claim that Landlord had a duty to provide security or that the equipment or services provided by Landlord were inadequate, inoperative or otherwise failed to provide adequate security. Any such claim made against Landlord by any employee, customer or invitee of Tenant shall be included within Tenant's obligation of indemnity and defense set forth in subparagraph (c) above.

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

        11. WAIVER OF SUBROGATION. Notwithstanding anything to the contrary in this Lease, the parties hereto release each other (including Landlord Parties and Tenant Parties) and their respective agents, employees, successors, assignees and subtenants from all liability for injury to any person or damage to any property that is caused by or results from a risk (i) which is actually insured against, to the extent of receipt of payment under such policy (unless the failure to receive payment under any such policy results from a failure of the insured party to comply with or observe the terms and conditions of the insurance policy covering such liability, in which event, such release shall not be so limited), (ii) which is required to be insured against under this Lease, without regard to the negligence or willful misconduct of the entity so released, or (iii) which would normally be covered by the standard form of "special" or "all risk" coverage property insurance. Landlord and Tenant shall each obtain from their respective insurers under all policies of fire, theft, and other property insurance maintained by either of them at any time during the Term insuring or covering the Building, the Premises, or the Project or any portion thereof of its contents therein, a waiver of all rights of subrogation which the insurer of one party might otherwise, if at all, have against the other party and Landlord and Tenant shall each indemnify the other against any loss or expense, including reasonable attorneys' fees, resulting from the failure to obtain such waiver.

        12. SERVICES AND UTILITIES.

               (a) LANDLORD RESPONSIBILITIES. Landlord shall provide the maintenance and repairs described in Paragraph 7(a), except for damage occasioned by the act or omission of Tenant or for which Tenant is responsible pursuant to Paragraph 7(c), which damage shall be repaired by Landlord at Tenant's expense. Landlord shall provide necessary utilities and services to the Common Areas, as determined by Landlord in Landlord's reasonable discretion, and in any event to the extent expressly required by the terms and conditions of the DDA, the Parking REA and/or the CC&Rs. Landlord shall cause the Excluded Space to be provided with necessary utilities and services independently of the Premises and the Building Systems servicing the Premises.

               (b) TENANT RESPONSIBILITIES. Subject to the provisions elsewhere herein contained and to the Rules and Regulations, Tenant shall be responsible for arranging for, and direct payment of any and all cost of, garbage pickup, recycling, janitorial, security, transportation management and mitigation programs, water, electricity, gas, telephone, cable and digital services, and Tenant shall provide the maintenance, repair and replacement of Building Systems in connection with such utilities and services, and Tenant shall provide the maintenance, repair and services as described in Section 7(b). Landlord shall cooperate with Tenant's efforts to arrange all such services. If Landlord assumes Tenant's maintenance obligations with respect to the Building Systems pursuant to Paragraph 7(b), 7(e) or 9(d)(v), Tenant shall cooperate fully with Landlord and abide by all the reasonable regulations and requirements that Landlord may prescribe for the proper functioning and protection of the Building Systems.

               (c) NO EXCESSIVE LOAD. Tenant will not without the written consent of Landlord, which consent shall not be unreasonably withheld or delayed, use any apparatus or device in the Premises which, when used, puts an excessive load on the Building or its structure or systems, including, without limitation, electronic data processing machines, punch card machines and machines using excess lighting or voltage in excess of the amount for which the Building is designed.

               (d) NO LIABILITY. Landlord shall not be in default hereunder, nor be deemed to have evicted Tenant, nor be liable for any damages directly or indirectly resulting from, nor shall the rental herein reserved be abated, except as expressly provided for in the second to last sentence of this paragraph, by reason of (i) the installation, use or interruption of use of any equipment in connection with the foregoing utilities and services; (ii) failure to furnish or delay in furnishing any services to be provided by Landlord when such failure or delay is caused by Acts of God or the elements, labor disturbances of any character, any other accidents or other conditions beyond the reasonable control of Landlord (any of the foregoing, "Force Majeure"), or by the making of repairs or improvements to the Premises or to the Building (except in the case of Landlord's active negligence or willful misconduct); or
(iii) the limitation, curtailment, rationing or restriction on use of water or electricity, gas or any other form of energy or any other service or utility whatsoever serving the Premises or the Project. Furthermore, Landlord shall be entitled to cooperate with the mandatory requirements of national, state or local governmental agencies or utilities suppliers in connection with reducing energy or other resources consumption. If the Premises or

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

any portion thereof become unsuitable for Tenant's use as a consequence of cessation of gas and electric utilities or other services provided to the Premises resulting from a casualty covered by Landlord's insurance, then Tenant's Monthly Base Rent and Additional Charges shall abate during the period of time in which Tenant cannot occupy the Premises (or shall proportionately abate during the period of time in which Tenant cannot occupy a portion of the Premises) for the Permitted Uses, but only to the extent of rental abatement insurance proceeds received by Landlord and/or any Mortgagee (or, if Landlord fails to carry such insurance as required by Paragraph 10(f), or fails to pay premiums for such insurance and such failure does not result from Tenant's failure to perform Tenant's obligations hereunder, proceeds that would have been payable to Landlord in the absence of such failure). In no event shall any mortgagee or beneficiary under any mortgage or deed of trust on all or any portion of the Project, the Building, or the Land (any such mortgagee or beneficiary, a "Mortgagee") be or become liable for any default of Landlord under this Paragraph 12.

        13. TENANT'S CERTIFICATES. Tenant, at any time and from time to time, within ten (10) days from receipt of written notice from Landlord, will execute, acknowledge and deliver to Landlord and, at Landlord's request, to any prospective purchaser, ground or underlying lessor or mortgagee of any part of the Project any other party acquiring an interest in Landlord, a certificate of Tenant in a form reasonably acceptable to Tenant and containing such information as is customary or as may reasonably be required by any of such persons. Tenant has approved the form of tenant certificate attached as Exhibit "E" without limiting Tenant's future approval of any additional or substitute certificate. It is intended that any such certificate of Tenant delivered pursuant to this Paragraph 13 may be relied upon by Landlord and any prospective purchaser, ground or underlying lessor or Mortgagee, or such other party. Landlord will execute, acknowledge and deliver to Tenant a substantially similar, customary and reasonable certificate within ten (10) days from receipt of written request from Tenant, in form reasonably acceptable to Landlord.

        14. HOLDING OVER.

               (a) LIMITED HOLDOVER TERM. Provided no Default is then continuing under this Lease, Tenant shall have the right to extend the Term for a period of up to six months (the "Holdover Term") after the expiration of the Initial Term, in lieu of exercising Tenant's right to the Extension Term, by giving written notice to Landlord at least eighteen (18) months prior to expiration of the Initial Term (the "Holdover Notice"). The Holdover Notice shall specify the period of the Holdover Term. Any such Holdover Term shall be on all of the terms and conditions of this Lease, except that the Monthly Base Rent payable shall be one hundred twenty-five (125%) of the Monthly Base Rent payable in the last full month prior to the Holdover Term. If Tenant remains in possession of all or any portion of the Premises after expiration of the Holdover Term (if any), or if Tenant fails to exercise its right to the Holdover Term in accordance with this Paragraph 14(a) and Tenant nevertheless remains in possession of all or any portion of the Premises after expiration of the Term, then such holdover shall be governed by Paragraph 14(b).

               (b) NO HOLDOVER. If Tenant (directly or through any successor-in-interest of Tenant) remains in possession of all or any portion of the Premises after the expiration or termination of this Lease with the written consent of Landlord, such continued possession shall be construed to be a tenancy from month to month at one hundred twenty-five percent (125%) of the Monthly Base Rent payable in the last full month prior to such termination or expiration (and shall be increased in accordance with Paragraph 3(b)), together with an amount estimated by Landlord for the monthly Additional Charges for Expenses and Taxes payable under this Lease, and shall otherwise be on the terms and conditions herein specified so far as applicable. If Tenant (directly or through any successor-in-interest of Tenant) remains in possession of all or any portion of the Premises after the expiration or termination of this Lease without the written consent of Landlord, Tenant's continued possession shall be on the basis of a tenancy at the sufferance of Landlord. In such event, Tenant shall continue to comply with or perform all the terms and obligations of Tenant under this Lease, except that the Monthly Base Rent during Tenant's holding over shall be the greater of the then-fair market rent for the Premises (as reasonably determined by Landlord) or two hundred percent (200%) of the Monthly Base Rent and Additional Charges for Expenses and Taxes payable in the last full month prior to the termination or expiration of this Lease (and shall be increased in accordance with Paragraph 3(b)). In addition to Rent, Tenant shall pay Landlord for all damages proximately caused by reason of the Tenant's retention of possession. Landlord shall use commercially reasonable efforts to notify Tenant if and when

(a) a new lease, or a letter of intent for a new lease, has been entered into for any portion of the Premises, (b) a loan application has been submitted by Landlord or a loan commitment issued to Landlord in connection with the Premises at a time when Tenant is then holding over or Landlord in its reasonable judgment believes a Tenant holdover is likely prior to the contemplated loan being fully funded, or (c) a sale contract or letter of intent for a sale of the Premises to a third party has been entered into for the Premises at a time when Tenant is then holding over or Landlord in its reasonable judgment believes a Tenant holdover is likely prior to the contemplated sale being consummated. Landlord's acceptance of Rent after the termination of this Lease shall not constitute a renewal of this Lease, and nothing contained in this provision shall be deemed to waive Landlord's right of re-entry or any other right hereunder or at law. Tenant acknowledges that, in Landlord's marketing and re-leasing efforts for the Premises, Landlord is relying on Tenant's vacation of the Premises on the Expiration Date. Accordingly, Tenant shall indemnify, defend and hold Landlord harmless from and against all claims, liabilities, losses, costs, expenses and damages arising or resulting directly or indirectly from Tenant's failure to timely surrender the Premises, including, without limitation, (i) any loss, cost or damages suffered by any prospective tenant of all or any part of the Premises, and (ii) Landlord's damages as a result of such prospective tenant rescinding or refusing to enter into the prospective lease of all or any portion of the Premises by reason of such failure of Tenant to timely surrender the Premises.

        15. SUBORDINATION. Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, this Lease shall be subject and subordinate at all times to: (i) all ground leases or underlying leases which may now exist or hereafter be executed affecting all or any portion of the Project, (ii) the Parking REA, the Initial CC&Rs, any other CC&Rs or other Encumbrances currently in effect or that Landlord may enter into in the future, and (iii) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which all or any portion of the Project, ground leases or underlying leases, or Landlord's interest or estate in any of said items, is specified as security (any of the foregoing, a "Mortgage", and the beneficiary or mortgagee under any of the foregoing, a "Mortgagee") provided that this Lease shall not be subject or subordinate to any ground or underlying lease or to any Mortgage, unless the ground lessor or Mortgagee executes a reasonable recognition and non-disturbance agreement which provides that neither this Lease, nor Tenant's rights nor Tenant's possession of the Premises on the terms and conditions of this Lease will be disturbed during the Term (including any Extension Term or Holdover Term) so long as Tenant is not in Default under any of the terms, covenants, conditions or agreements of this Lease. Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such Mortgages to this Lease. In the event that any ground lease or underlying lease terminates for any reason or any Mortgage is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination but conditioned upon the recognition and non-disturbance agreement from Mortgagee described above, attorn to and become the Tenant of the successor in interest to Landlord at the option of such successor in interest. Tenant covenants and agrees to execute and deliver upon demand by Landlord and in the form requested by Landlord and reasonably acceptable to Tenant, any customary additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such Mortgage, which documents may, at any ground lessor's or Mortgagee's request, provide, without limitation, that the ground lessor, Mortgagee and/or any person acquiring title by reason of a foreclosure sale or an exercise of a power of sale or by deed expressly in lieu of foreclosure shall not: (i) have any liability for any act, omission, default or breach by Landlord under this Lease occurring prior to the time of such acquisition by such Mortgagee or person; (ii) be subject to any claim or offset which Tenant may have had against Landlord which arose prior to such foreclosure, trustee sale or deed-in-lieu; (iii) be bound by any payment of Rent or any part thereof more than one month in advance; (iv) be bound by any amendment or modification to this Lease made after Tenant enters into any such subordination and non-disturbance agreement with such Mortgagee and without the written consent of such Mortgagee; (v) be obligated for the return of any security deposit or other thing of value now or hereafter given to Landlord to secure the performance by Tenant of its obligations under this Lease or any one or more of such obligations, except to the extent such security deposit or thing of value has been received by such Mortgagee or person; (vi) be required to perform, or liable for the failure to perform, the obligations of Landlord with respect to the construction of the Base Building; and (vii) be obligated to perform any repair or restoration of the Project required as a result of any damage, destruction or condemnation, except to the extent that such Mortgagee or other person owns the portion of the Project damaged or condemned and insurance proceeds or condemnation awards received by such Mortgagee or person are sufficient to fully pay the cost of such repair or restoration.. Tenant has


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

approved the form of the subordination, non-disturbance and attornment agreement attached as Exhibit "F", without limiting Tenant's future approval of any additional or substitute form or the provisions of this Paragraph 15. Tenant shall execute, deliver and record any such documents within ten (10) days after Landlord's written request.

        16. RULES AND REGULATIONS. Tenant shall faithfully observe and comply with the rules and regulations attached to this Lease as Exhibit "D" and all reasonable modifications thereof and additions thereto from time to time put into effect by Landlord. Landlord shall not be responsible for the nonperformance by any other Tenant or occupant of the Building or the Project of any said rules and regulations. Landlord shall enforce the Rules and Regulations against all tenants in the Building or Project (as applicable) in a non-discriminatory manner. In the event of an express and direct conflict between the terms, covenants, agreements and conditions of this Lease and those set forth in the rules and regulations, as modified and amended from time to time by Landlord, this Lease shall control.

        17. RE-ENTRY BY LANDLORD. Landlord reserves and shall at all reasonable times, upon reasonable prior notice (except in the case of an emergency), and subject to Tenant's reasonable security precautions and the right of Tenant to accompany Landlord at all times, have the right to re-enter the Premises to inspect the Premises, to supply any service to be provided by Landlord to Tenant hereunder (unless Tenant is supplying such service), to post notices of nonresponsibility or as otherwise required or allowed by this Lease or by law, and to alter, improve or repair the Premises and any portion of the Building (and may for that purpose erect, use, and maintain scaffolding, pipes, conduits, and other necessary structures in and through the Premises where reasonably required by the character of the work to be performed), and, during normal business hours only, to show the Premises to prospective purchasers, Mortgagees or tenants (as to prospective tenants, only during the last eighteen (18) months of the Term). Landlord shall not be liable in any manner for any inconvenience, disturbance, loss of business, nuisance or other damage arising from Landlord's entry and acts pursuant to this Paragraph and Tenant shall not be entitled to an abatement or reduction of Monthly Base Rent or Additional Charges if Landlord exercises any rights reserved in this paragraph. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby, except for Landlord's active negligence or willful misconduct. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults and safes, or special security areas (designated in advance), and Landlord shall have the right to use any and all means which Landlord may deem necessary or proper to open said doors in an emergency, in order to obtain entry to any portion of the Premises, and any entry to the Premises, or portion thereof obtained by Landlord by any of said means, or otherwise, shall not under any emergency circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction, actual or constructive, of Tenant from the Premises or any portions thereof. Landlord shall use commercially reasonable efforts during re-entry to minimize any material, unreasonable interference with Tenant's use of the Premises or its business conducted therein.

        18. INSOLVENCY OR BANKRUPTCY. The appointment of a receiver to take possession of all or substantially all of the assets of Tenant, or an assignment of Tenant for the benefit of creditors, or any action taken or suffered by Tenant under any insolvency, bankruptcy, reorganization or other debtor relief proceedings, whether now existing or hereafter amended or enacted, shall at Landlord's option constitute a breach of this Lease by Tenant (provided that, with respect to a petition in bankruptcy, or receiver attachment, or other remedy pursued by a third party, such event shall not constitute a breach of this Lease so long as it is discharged within sixty (60) days). Upon the happening of any such event or at any time thereafter, this Lease shall terminate five (5) days after written notice of termination from Landlord to Tenant. In no event shall this Lease be assigned or assignable by operation of law or by voluntary or involuntary bankruptcy proceedings or otherwise and in no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency, reorganization or other debtor relief proceedings.

        19. DEFAULT.

               (a) TENANT DEFAULT. The failure to perform or honor any covenant, condition or representation made under this Lease or the Work Letter shall constitute a "Default" hereunder by Tenant upon expiration of the appropriate grace or cure period provided in this Paragraph 19(a). Tenant shall have a period of three (3) days from the date of written notice from Landlord within which to cure any failure to pay Monthly Base Rent or Additional Charges; provided, however, that Landlord shall not be required to provide such notice more than two (2) times during any two (2) year period during the Term with respect to non-payment of Monthly Base Rent or Additional Charges, the third such non-payment constituting Default without requirement of notice. Tenant shall have a period of thirty (30) days from the date of receipt of written notice from Landlord within which to cure any other curable Default under this Lease; provided, however, that with respect to any curable Default other than the payment of Monthly Base Rent or Additional Charges that cannot reasonably be cured within thirty (30) days, the cure period shall be extended for an additional period of time reasonably required to cause such cure if Tenant commences to cure within thirty (30) days from Landlord's notice and continues to prosecute diligently the curing thereof, provided that such cure period shall in no event extend beyond ninety (90) days after Landlord's notice. Notwithstanding the foregoing, (i) if a specific time for performance or a different cure period is specified elsewhere in this Lease or the Work Letter with respect to any specific obligation of Tenant, such specific performance or cure period shall apply with respect to a failure of such obligation in lieu of, and not in addition to, the cure period provided in this Paragraph 19(a); (ii) the cure periods specified in Paragraphs 7(e) and 23 shall apply with respect to Landlord's rights to cure Tenant's failure to perform pursuant to Paragraphs 7(e) and 23, respectively, and (iii) the cure rights provided in this Paragraph 19(a) shall not extend the specific time for compliance with any required delivery, approval or performance obligation under Paragraph 13 or 15 of the Lease or under the Work Letter.

               (b) LANDLORD REMEDIES. Upon a Default of this Lease by Tenant, Landlord shall have the following rights and remedies in addition to any other rights or remedies available to Landlord at law or in equity:

                      (i) The rights and remedies provided by California Civil Code, Section 1951.2, including but not limited to, recovery of the worth at the time of award of the amount by which the unpaid Monthly Base Rent and Additional Charges for the balance of the Term after the time of award exceeds the amount of rental loss for the same period that the Tenant proves could be reasonably avoided, as computed pursuant to subsection (b) of said Section 1951.2;

                      (ii) The rights and remedies provided by California Civil Code, Section 1951.4, that allows Landlord to continue this Lease in effect and to enforce all of its rights and remedies under this Lease, including the right to recover Monthly Base Rent and Additional Charges as they become due, for so long as Landlord does not terminate Tenant's right to possession; provided, however, if Landlord elects to exercise its remedies described in this Paragraph 19(a)(ii) and Landlord does not terminate this Lease, and if Tenant requests Landlord's consent to an assignment of this Lease or a sublease of the Premises at such time as Tenant is in Default, Landlord shall not unreasonably withhold its consent to such assignment or sublease. Acts of maintenance or preservation, efforts to relet the Premises or the appointment of a receiver upon Landlord's initiative to protect its interest under this Lease shall not constitute a termination of Tenant's rights to possession;

                      (iii) The right to terminate this Lease by giving notice to Tenant in accordance with applicable law;

                      (iv) If Landlord elects to terminate this Lease, the right and power to enter the Premises and remove therefrom all persons and property and, to store such property in a public warehouse or elsewhere at the cost of and for the account of Tenant, and to sell such property and apply such proceeds therefrom pursuant to applicable California law.

               (c) LANDLORD DEFAULT. Landlord shall have a period of thirty (30) days from the date of written notice from Tenant within which to cure any default of Landlord under this Lease; provided, however, that with respect to any default that cannot reasonably be cured within thirty (30) days, the default shall not be deemed to be uncured if Landlord commences to cure within thirty
(30) days from Tenant's notice and continues to prosecute diligently the curing thereof. Tenant agrees to deliver to any Mortgagee a copy of any Notice of Default served upon the Landlord in the manner prescribed by Paragraph 26 hereof, provided that prior to such notice Tenant has been notified in writing (by way of Notice of Assignment of Rents and Leases, or otherwise) of the address of such Mortgagee. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the Mortgagee shall have an additional thirty (30) days (provided that Tenant notifies Mortgagee concurrently with Tenant's notice to Landlord at the beginning of Landlord's thirty (30) day period; otherwise Mortgagee shall have sixty (60) days from the date on which it is noticed) within which to cure such default or if such default cannot be cured within that time, then such additional time as may be reasonably necessary to cure such default shall be granted if within such applicable period Mortgagee has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, if necessary to effect such cure), in which event the Lease shall not be terminated while such remedies are being so diligently pursued.

               (d) CROSS-DEFAULT WITH BUILDING 2 LEASE. Any Default under the Building 2 Lease by Tenant, or by a subtenant or assignee of Tenant, shall constitute a Default under this Lease by Tenant. Any default under the Building 2 Lease by Landlord that is not cured within the applicable cure period thereunder shall constitute a default under this Lease by Landlord. If Tenant assigns its entire interest under either this Lease or the Building 2 Lease (but not both) to an entity other than an Affiliate of Tenant, Tenant may delete this Paragraph 19(d) from this Lease by delivering written notice thereof to Landlord, provided that (i) such Assignment is not a Permitted Transfer or an Assignment to an Affiliate of Tenant, (ii) Landlord consents to such Assignment pursuant to the terms and conditions of Paragraph 9 of this Lease, and (iii) Tenant is not then in Default (and no event has occurred which, with the passage of time or giving of notice or both, would constitute a Default) hereunder or under the Building 2 Lease; and (iv) as of the date of such written notice to Landlord, Landlord has not delivered a notice of Tenant's failure to perform any of its obligations hereunder or under the Building 2 Lease, nor assessed a late charge pursuant to Paragraph 3(d) of this Lease or under any comparable provision of the Building 2 Lease, at any time during the previous six months, or more than two (2) times during the previous twenty-four (24) months, regardless in each case of whether such failure was cured by Tenant within any applicable grace or cure period; provided, however, that any such notice of failure to perform relating to a non-monetary failure to perform which was disputed, in good faith, by Tenant and ultimately determined (by agreement of the parties, arbitration or judicial action) not to be a violation of this Lease shall not be considered for purposes of determining whether such condition has been met. At any time during the term of this Lease (provided that Landlord is not then in default under this Lease), Landlord, in its sole discretion, may delete this Paragraph 19(d) from this Lease by delivering written notice thereof to Tenant, without any further action required by Tenant. Upon request by either party, the parties shall execute and deliver an amendment to this Lease documenting any such deletion of this Paragraph by Landlord.

        20. DAMAGE BY FIRE, ETC.

               (a) RESTORATION OR TERMINATION. If the Premises or the Building (including the Warm Shell Improvements and the Tenant Improvements) are damaged by fire or other casualty, Landlord shall forthwith repair the same, provided that such repairs can be made within two hundred seventy (270) days after the date of such damage under the laws and regulations of the federal, state and local governmental authorities having jurisdiction thereof. In such event, this Lease shall remain in full force and effect except that Tenant shall be entitled to a proportionate reduction of Monthly Base Rent and Additional Charges for Expenses and Taxes for the period of time during which such repairs to be made hereunder by Landlord are being made. Such reduction of Monthly Base Rent and Additional Charges for Expenses and Taxes, if any, shall be based upon the greater of (i) the proportion that the area of the Premises rendered untenantable by such damage bears to the total area of the Premises; or (ii) the extent to which such damage and the making of such repairs by Landlord shall interfere with the business carried on by Tenant in the Premises, and shall be limited to the extent of rental abatement insurance proceeds actually received by Landlord or a Mortgagee under Landlord's casualty insurance policy (or, if Landlord fails to carry such insurance as required by Paragraph 10(f), or fails to pay premiums for such insurance and such failure does not result from Tenant's failure to perform Tenant's obligations hereunder, proceeds that would have been payable to Landlord in the absence of such failure). Within thirty
(30) days after the date of such damage, Landlord shall notify Tenant whether or not, in Landlord's reasonable opinion, such repairs can be made within two hundred and seventy (270) days after the date of such damage and Landlord's reasonable estimate of the time needed for such repairs. If such repairs cannot be made within two hundred and seventy (270) days from the date of such damage, Landlord shall have the option within thirty (30) days after the date of such damage to elect either to: (i) notify

Tenant of Landlord's intention to repair such damage and diligently prosecute such repairs, in which event this Lease shall continue in full force and effect and the Monthly Base Rent and Additional Charges for Expenses and Taxes shall be reduced as provided herein; or (ii) notify Tenant of Landlord's election to terminate this Lease as of a date specified in such notice, which date shall not be less than thirty (30) days nor more than sixty (60) days after such notice is given and this Lease shall terminate on the date specified in such notice. If Landlord notifies Tenant that restoration or repair of the Premises will take more than two hundred and seventy (270) days, Tenant shall have a right to terminate the Lease within fifteen (15) days following receipt of Landlord's notice, by providing Landlord with written notice of its election to do so. In such event (and also in the event Landlord terminates the Lease pursuant to the immediately preceding sentence), Tenant shall have no liability for payment of the deductible under Landlord's insurance relating to such damage. In case of termination by either event, the Monthly Base Rent and Additional Charges for Expenses and Taxes shall be reduced by a proportionate amount based upon the extent to which such damage interfered with the business carried on by Tenant in the Premises, and Tenant shall pay such reduced Monthly Base Rent and Additional Charges for Expenses and Taxes up to the effective date of such termination. Landlord agrees to refund to Tenant any Monthly Base Rent and Additional Charges previously paid for any period of time subsequent to such date of termination. The repairs to be made hereunder by Landlord shall not include, and Landlord shall not be required to repair, any damage by fire or other cause to the property of Tenant or any repairs or replacements of any paneling, decorations, railings, floor coverings or any alterations, additions, fixtures or improvements installed on the Premises by or at the expense of Tenant other than Warm Shell Improvements and/or Tenant Improvements to the extent they are covered by Landlord's insurance policies; provided, however, that to the extent Landlord's insurance policies cover any Alterations pursuant to Paragraph 10(f), Landlord shall make available to Tenant any available insurance proceeds with respect to any damage or destruction that affects such Alterations, after deducting therefrom the cost, if any, to Landlord for the recovery of such proceeds and/or of any repair to the Building or Premises or Project for which Landlord is responsible hereunder, in order for Tenant to repair and restore such Alterations, pursuant to disbursement procedures established by Landlord and/or any Mortgagee. Tenant hereby waives the provisions of Section 1932.2, and
Section 1933.4, of the Civil Code of California.

               (b) CASUALTY AT END OF TERM. Notwithstanding anything to the contrary contained in this Lease, if during the twelve (12) months prior to the expiration of the Term (including any Extension Term, if Tenant then has exercised its option to extend pursuant to Paragraph 41), the Building or a substantial portion thereof is damaged or destroyed by fire or other casualty, either Tenant or Landlord shall have the option to terminate this Lease as of the date of such damage or destruction by written notice to the other party given within thirty (30) days after such damage or destruction, in which event Landlord shall make a proportionate refund to Tenant of such Monthly Base Rent and Additional Charges for Expenses and Taxes as may have been paid in advance. For purposes of this paragraph, a "substantial portion" shall mean fifty percent (50%) of the Building.

               (c) UNINSURED CASUALTY. Notwithstanding Paragraph 20(a), and subject to the termination right in Paragraph 20(b), in the event of a total or partial destruction of the Building (i) by a casualty both of a type not required to be insured against by Landlord under the terms of this Lease and not actually insured against by Landlord, or (ii) under circumstances where the net insurance proceeds (plus applicable deductibles that are included in Expenses) obtained as a result of such casualty (or, if Landlord fails to carry any specific insurance that Landlord is obligated to carry under this Lease, or fails to pay premiums for such insurance and such failure does not result from Tenant's failure to perform its obligations hereunder, proceeds that would have been payable to Landlord in the absence of such failure) are ninety percent (90%) or a lesser percentage of the cost of restoration, rebuilding or replacement (including without limitation if such circumstances result from a requirement by any Mortgagee that Landlord utilize insurance proceeds to pay down the Mortgage), which destruction exceeds five percent (5%) of the replacement cost of the Building, Landlord may elect, in its sole discretion by written notice to Tenant within thirty (30) days after the date of such damage, to either (x) terminate this Lease, or (y) if the damage can be reconstruct the Base Building (not including the Warm Shell Improvements or the Tenant Improvements), in which event this Lease shall continue in full force and effect. However, notwithstanding the foregoing, if Landlord elects not to reconstruct, Tenant may by written notice to Landlord within ten (10) days after Landlord notifies Tenant of Landlord's election, request that Landlord undertakes such reconstruction on the condition that (A) Tenant provides Landlord with reasonably acceptable assurance that Tenant will complete and pay for the reconstruction of all Warm Shell Improvements (in the form of a cash deposit, letter of credit or other financial assurance as Landlord may reasonably

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

require) and (B) either (I) Tenant agrees in such written request to pay the entire cost for reconstruction of the Base Building (as determined by Landlord in its reasonable discretion), which shall be paid (in lump sum or in progress payments, at Landlord's election) to Landlord within thirty (30) days after receipt of an invoice or invoices from Landlord; or (II) if Tenant does not agree to pay the entire reconstruction cost, then both of the following: (aa) Landlord is able, using commercially reasonable efforts, to obtain construction financing for the entire cost of such reconstruction (less any insurance proceeds actually received by Landlord and available to Landlord for application to such reconstruction) from a lender, and on terms and conditions, that are substantially similar to the Mortgagee and the Mortgage that exists on the date of this Lease and that are otherwise acceptable to Landlord in its commercially reasonable discretion; and (bb) the cost incurred by Landlord for such reconstruction (less any insurance proceeds actually received by Landlord and available to Landlord for application to such reconstruction) shall be amortized over the useful life of the Building (except that the cost for reconstruction of any Warm Shell Improvements and Tenant Improvements, if made by Landlord, shall be paid by Tenant in its entirety within thirty (30) days after receipt of an invoice therefore) and shall be reimbursed monthly by Tenant to Landlord as an Additional Charge, together with interest at the Default Rate, commencing on the date Landlord substantially completes restoration of the Base Building; provided, however, that Tenant shall not be obligated to pay for any portion of the useful life of the Base Building which extends beyond the Expiration Date (as it may be extended by the Extension Term, if any). If either (a) the remaining Term of the Lease at the time of such destruction is less than ten
(10) years (which Term will include the Extension Term if Tenant delivers its Extension Notice prior to or together with Tenant's reconstruction request), or
(b) the restoration or repair of the Premises (including any period of time necessary to obtain construction financing, if Tenant does not agree to fund such construction) will take more than two hundred and seventy (270) days to complete, then Landlord shall not be obligated to reconstruct the Base Building in response to Tenant's request but, rather, Landlord shall consider Tenant's request in Landlord's sole discretion. Landlord shall respond to Tenant's written request within thirty (30) days after receipt thereof. If Landlord reconstructs the Base Building pursuant to this Paragraph 20(c), Tenant shall be obligated to reconstruct the Warm Shell Improvements and Tenant Improvements, at Tenant's cost, or at Landlord's sole option Landlord may elect to reconstruct all or any portion of the Warm Shell Improvements and/or Tenant Improvements, at Tenant's cost.

        21. EMINENT DOMAIN.

               (a) ENTIRE BUILDING. If the entire Premises are taken or appropriated under the power of eminent domain or conveyed in lieu thereof (any such event, a "Taking"), (i) this Lease and all right, title and interest of the Tenant hereunder shall cease and come to an end on the date of vesting of title pursuant to such Taking, and (ii) the Monthly Base Rent and Additional Charges payable shall be apportioned as of the date of such vesting.

               (b) PARTIAL BUILDING; TERMINATION. If there is a Taking of less than the entire Premises, this Lease shall terminate as to the portion of the Premises so taken upon vesting of title pursuant to such Taking, and if, but only if, such Taking is so extensive that it renders the remaining portion of the Premises unsuitable for the use being made of the Premises on the date immediately preceding such Taking, either the Tenant or the Landlord may terminate this Lease by written notice to the other party not later than thirty
(30) days after the date of such vesting, specifying as the date for termination a date not later than thirty (30) days after such notice. On the date specified in such notice, (i) the term of this Lease and all right, title and interest of Tenant hereunder shall cease, and (ii) the Monthly Base Rent and Additional Charges shall be apportioned as of the date of such termination

               (c) PARTIAL BUILDING; RESTORATION. If there is a Taking of less than the entire Premises and this Lease is not terminated as provided in Paragraph 21(b) above, this Lease shall terminate as to the portion of the Premises so taken upon vesting of title pursuant to such Taking. In any such case, if the Premises have been damaged as a consequence of such partial Taking, Landlord shall restore the Base Building (to the extent of Landlord's obligations under the Work Letter) for the portion of the Premises continuing under this Lease at Landlord's cost and expense; provided, however, that Landlord shall not be required to repair or restore any injury or damage to the property of Tenant or to make any repairs or restoration of any Alterations or any Tenant Improvements or Warm Shell Improvements installed on the Premises by or at the expense of Tenant. Tenant shall, at Tenant's sole cost and expense, promptly and pursuant to the provisions of the Work Letter and this Lease, restore

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

those portions of the Warm Shell Improvements, Tenant Improvements and Alterations not so taken. Thereafter, the Monthly Base Rent and Additional Charges for Expenses and Taxes to be paid under this Lease for the remainder of the Term shall be proportionately reduced, such that thereafter the amounts to be paid by Tenant shall be in the ratio that the portion of the Premises not so taken bears to the total area of the Premises prior to such Taking.

               (d) TAKING OF COMMON AREA. If there is a Taking of any portion of the Common Area which causes the Premises to violate parking requirements, building setbacks or access requirements under any applicable Laws, Landlord shall cure such non-compliance by any reasonable means. If Landlord determines that such violation is not curable by reasonable means, both Landlord and Tenant shall have the option, exercisable by written notice to the other party, of terminating this Lease. If Landlord determines that such violation is curable, but then fails to commence such cure within sixty (60) days after such Taking, the Tenant shall have the option, exercisable by written notice to Landlord, of terminating this Lease. Any termination of this Lease pursuant to this Paragraph 21(d) shall be effective as of the date of vesting of title pursuant to the Taking, and Landlord shall make a proportionate refund to Tenant of any Monthly Base Rent and Additional Rent that has been paid in advance.

               (e) AWARD. Landlord shall receive (and Tenant shall assign to Landlord upon demand from Landlord) any income, rent, award or any interest therein which may be paid in connection with any Taking, whether partial or total, and whether or not either Landlord or Tenant exercises any right it may have to terminate this Lease. Tenant shall have no claim against Landlord for any part of such sum paid by virtue of the Taking, whether or not attributable to the value of the unexpired term of this Lease, except that Tenant shall be entitled to petition the condemning authority for the following: (i) the then unamortized cost of any Tenant Improvements or Alterations paid for by Tenant from its own funds; (ii) the value of Tenant's trade fixtures; (iii) Tenant's relocation costs; and (iv) Tenant's goodwill, loss of business and business interruption.

               (f) TEMPORARY TAKING. Notwithstanding anything to the contrary contained in this Paragraph 21, if there is a Taking of the temporary use or occupancy of any part of the Premises during the Term, this Lease shall be and remain unaffected by such Taking and Tenant shall continue to pay in full all Monthly Base Rent and Additional Charges payable hereunder by Tenant during the Term. In such event, Tenant shall be entitled to receive that portion of any award which represents compensation for the use or occupancy of the Premises during the Term, and Landlord shall be entitled to receive that portion of any award which represents the cost of restoration of the Premises and the use and occupancy of the Premises after the end of the Term. If such temporary taking is for a period longer than two hundred and seventy (270) days and unreasonably interferes with Tenant's use of the Premises or the Common Area, then Tenant shall have the right to terminate the Lease, and Landlord shall be entitled to receive the entire award for the Taking, except for that portion which represents compensation for the use or occupancy of the Premises during the period of time prior to such termination.

               (g) WAIVER OF STATUTORY PROVISIONS. Landlord and Tenant understand and agree that the provisions of this Paragraph 21 are intended to govern fully the rights and obligations of the parties in the event of a Taking of all or any portion of the Premises. Accordingly, the parties each hereby waives any right to terminate this Lease in whole or in part under Sections 1265.120 and 1265.130 of the California Code of Civil Procedure or under any similar Law now or hereafter in effect.

        22. SALE BY LANDLORD. If Landlord sells or otherwise conveys its interest in the Premises, Landlord shall be relieved of its obligations under the Lease from and after the date of sale or conveyance (including the obligations of Landlord under Paragraph 39), only when the successor assumes in writing the obligations to be performed by Landlord on and after the effective date of the transfer, whereupon Tenant shall attorn to such successor.

        23. RIGHT OF LANDLORD TO PERFORM. All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of Monthly Base Rent or Additional Charges. If Tenant fails to pay any sum of money, other than Monthly Base Rent or Additional Charges for Expenses or Real Estate Taxes, required to be paid by it hereunder or fails to perform any other act on its part to be performed hereunder (including, without limitation,

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

Tenant's obligation to maintain and repair the Premises and Building Systems pursuant to Paragraph 7(b)), regardless of whether such failure has become a Default hereunder and either (i) such failure continues, and Tenant does not commence cure of such failure, for ten (10) days after notice thereof by Landlord as provided in Paragraph 19(a) (except in the event of emergency, when no notice or cure period shall be required but Landlord shall make reasonable good faith efforts to notify Tenant prior to commencing such emergency cure), or
(ii) having commenced such cure Tenant does not diligently prosecute the curing thereof, or (iii) if Landlord is, in Landlord's reasonable business judgment, in a better position to accomplish such cure or can accomplish such cure in a more efficient or cost-effective manner than Tenant, or (iv) if a default under the DAA, Parking REA, any CC&Rs, any other Encumbrance, or any Mortgage is, in Landlord's reasonable judgment, likely to occur due to Tenant's failure to cure such failure in a timely manner, then in any such situation Landlord may, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such act on Tenant's part to be made or performed as provided in this Lease. All sums so paid and costs so incurred by Landlord, together with interest thereon at the Default Rate from the date Landlord makes such payment or incurs such cost, shall be payable as Additional Charges to Landlord within thirty (30) days after receipt by Tenant of a bill or statement therefor.

        24. SURRENDER OF PREMISES.

               (a) DELIVERY OF PREMISES. At the end of the Term or any renewal thereof or other sooner termination of this Lease, Tenant will peaceably deliver to Landlord possession of the Premises, together with all improvements or additions upon or belonging to Landlord, by whomsoever made, in substantially the same condition as received, or first installed, subject to the terms of Paragraphs 6, 21 and 39, subject to normal wear and tear and the rights and obligations of the parties concerning casualty damage pursuant to Paragraph 20. Tenant may, upon the termination of this Lease, remove all movable furniture and equipment belonging to Tenant, at Tenant's sole cost, provided that Tenant repairs any damage caused by such removal. Property not so removed by the Expiration Date (or in the event of an earlier termination, within five (5) days of such earlier termination date) shall be deemed abandoned by Tenant, and title to the same shall thereupon pass to Landlord. Upon such expiration or sooner termination of the Term, Tenant shall upon demand by Landlord, at Landlord's election either (i) at Tenant's sole cost and expense, forthwith and with all due diligence remove any Tenant Modifications (as defined in the Work Letter), Tenant Improvements or Alterations made by or for the account of Tenant, designated by Landlord to be removed (provided, however, that upon the written request of Tenant prior to installation of such Tenant Modifications, Tenant Improvements or Alterations, Landlord shall advise Tenant at that time whether or not such specific Tenant Modification, Tenant Improvement or Alteration must be removed upon the expiration or sooner termination of this Lease, and to the extent Landlord has so agreed to allow any specific Tenant Modification, Tenant Improvement or Alteration to remain in the Premises, Tenant shall not be obligated to remove such Tenant Modification, Tenant Improvement or Alteration or to pay Landlord the cost of removal thereof pursuant to this Paragraph 24), and restore the Premises to its original condition as of the Delivery Date but with the Warm Shell Improvements in place (or with respect to Tenant Modifications, restore the Base Building to its condition prior to such Tenant Modifications being made), subject to the foregoing; or (ii) pay Landlord the reasonable estimated cost thereof.

               (b) NO MERGER. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to it of any or all such subleases or subtenancies.

        25. WAIVER. If either Landlord or Tenant waives the performance of any term, covenant or condition contained in this Lease, such waiver shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition contained herein. Furthermore, the acceptance of Rent or Additional Charges by Landlord shall not constitute a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, regardless of Landlord's knowledge of such preceding breach at the time Landlord accepted such Monthly Base Rent or Additional Charges. Failure by Landlord to enforce any of the terms, covenants or conditions of this Lease for any length of time shall not be deemed to waive or to decrease the right of Landlord to insist thereafter

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upon strict performance by Tenant. Waiver by Landlord or Tenant of any term, covenant or condition contained in this Lease may only be made by a written document signed by Landlord or Tenant, as applicable.

        26. NOTICES. Except as otherwise expressly provided in this Lease, any bills, statements, notices, demands, requests or other communications given or required to be given under this Lease shall be effective only if rendered or given in writing, sent by certified mail, return receipt requested, reputable overnight carrier, or delivered personally, (i) to Tenant, (A) at Tenant's address set forth in the Basic Lease Information, if sent prior to Tenant's taking possession of the Premises, or (B) at the Premises if sent subsequent to Tenant's taking possession of the Premises, or (C) at any place where Tenant may be found if sent subsequent to Tenant's vacating, deserting, abandoning or surrendering the Premises; or (ii) to Landlord at Landlord's address set forth in the Basic Lease Information; or (iii) to such other address as either Landlord or Tenant may designate as its new address for such purpose by notice given to the other in accordance with the provisions of this Paragraph 26. Any such bill, statement, notice, demand, request or other communication shall be deemed to have been rendered or given on the date the return receipt indicates delivery of or refusal of delivery if sent by certified mail, the day upon which recipient accepts and signs for delivery from a reputable overnight carrier, or on the date a reputable overnight carrier indicates refusal of delivery, or upon the date personal delivery is made. If Tenant is notified in writing of the identity and address of any Mortgagee or ground or underlying lessor, Tenant shall give to such Mortgagee or ground or underlying lessor notice of any Default by Landlord under the terms of this Lease in writing sent by registered or certified mail, and such Mortgagee or ground or underlying lessor shall be given the opportunity to cure such Default prior to Tenant exercising any remedy available to it.

        27. TAXES PAYABLE BY TENANT. Prior to delinquency Tenant shall pay all taxes levied or assessed upon Tenant's equipment, furniture, fixtures and other personal property located in or about the Premises. If the assessed value of Landlord's property is increased by the inclusion therein of a value placed upon Tenant's equipment, furniture, fixtures or other personal property, Tenant shall pay to Landlord, upon written demand, the taxes so levied against Landlord, or the proportion thereof resulting from said increase in assessment.

        28. ABANDONMENT. Tenant shall not abandon the Premises and/or cease performing its financial and maintenance obligations under this Lease at any time during the Term, and if Tenant shall abandon and/or cease performing its financial and maintenance obligations under this Lease, or surrender the Premises or be dispossessed by process of law, or otherwise, any personal property belonging to Tenant and left on the Premises shall, at the option of Landlord, be deemed to be abandoned and title thereto shall thereupon pass to Landlord. Notwithstanding anything to the contrary contained herein, Tenant shall not be allowed to vacate the Premises for any period of time unless either
(a) such vacation would not result in a termination of, limitation on, or other adverse effect on, Landlord's insurance policies, or (b) Tenant pays the incremental premium costs, and assumes responsibility for any increased deductible amounts, to the extent required to cause Landlord's insurance policies to not be terminated, limited or adversely affected as a result of such vacation. For purposes of this Paragraph 28, the Tenant shall not be deemed to have abandoned the Premises solely because the Tenant is not occupying the Premises.

        29. SUCCESSORS AND ASSIGNS. Subject to the provisions of Paragraph 9, the terms, covenants and conditions contained herein shall be binding upon and inure to the benefit of the parties hereto and their respective legal and personal representatives, successors and assigns.

        30. ATTORNEYS' FEES. If Tenant or Landlord brings any action for any relief against the other, declaratory or otherwise, arising out of this Lease, including any suit by Landlord for the recovery of Rent or possession of the Premises, the losing party shall pay to the prevailing party a reasonable sum for attorneys' fees and costs, which shall be deemed to have accrued on the commencement of such action and shall be paid whether or not the action is prosecuted to judgment.

        31. LIGHT AND AIR. Tenant covenants and agrees that no diminution of light, air or view by any structure which may hereafter be lawfully erected (whether or not by Landlord) shall entitle Tenant to any reduction of rent under this Lease, result in any liability of Landlord to Tenant, or in any other way affect this Lease or

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

Tenant's obligations hereunder. Landlord has informed Tenant that it has no intention of constructing additional facilities at the Project except those facilities needed to service the Project.

        32. CORPORATE AUTHORITY; FINANCIAL INFORMATION. If Tenant signs as a corporation each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing corporation, that Tenant has and is qualified to do business in California, that the corporation has full right and authority to enter into this Lease, and that each and both of the persons signing on behalf of the corporation were authorized to do so. If Tenant signs as a partnership or limited liability company, each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing partnership or limited liability company, as applicable, that Tenant has and is qualified to do business in California, that Tenant has full right and authority to enter into this Lease, and that each and both of the persons signing on behalf of the Tenant were authorized to do so and by their signatures bind the Tenant. Upon Landlord's request, Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord confirming the foregoing covenants and warranties. Upon Landlord's request, Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord confirming the foregoing covenants and warranties. Tenant hereby further covenants and warrants to Landlord that all financial information and other descriptive information regarding Tenant's business, which has been or shall be furnished to Landlord, is and shall be accurate and complete at the time of delivery to Landlord. If Landlord signs as a corporation each of the persons executing this Lease on behalf of Landlord does hereby covenant and warrant that Landlord is a duly authorized and existing corporation, that Landlord has and is qualified to do business in California, that the corporation has full right and authority to enter into this Lease, and that each and both of the persons signing on behalf of the corporation were authorized to do so. Upon Tenant's request, Landlord shall provide Tenant with evidence reasonably satisfactory to Tenant confirming the foregoing covenants and warranties.

        33. PARKING. Tenant shall have the right to use the number of parking spaces located in the Project Garage as specified in the Basic Lease Information (which number of required parking spaces [subject to all limitations, restrictions and requirements set forth in this Paragraph 33] shall be defined as the "Minimum Parking") in common with other tenants or occupants of the Project, if any, subject to (i) the City Parking Rights, (ii) the Parking REA,
(iii) the Initial CC&Rs, and (iv) any other CC&Rs, other Encumbrances and rules and regulations of Landlord for the Project Garage which may be established or altered by Landlord at any time or from time to time during the Term. Landlord represents and warrants to Tenant that the number of parking spaces constructed by Landlord in connection with the Initial Development of the Project shall be equal to or greater than the minimum number required by the City of Sunnyvale for the Project, and that Landlord will not thereafter voluntarily reduce the number of parking spaces available to the Project below such minimum number except as may be required by Law, development or land use requirements of the City, or in connection with condemnation. A portion of Tenant's Minimum Parking shall consist of eighty (80) reserved parking spaces located in the portion of the Project Garage in the area closest to the elevator and stairs leading to the Building, provided that other than marking and striping the appropriate number of parking spaces as designated for Tenant's use, Landlord shall not be obligated to enforce Tenant's exclusive right to the Minimum Parking provided in this Paragraph 33. Landlord shall deliver any required notice pursuant to the CC&Rs with respect to the designation of such reserved parking spaces. Landlord may, at its option, install a security gate and/or other access devices for the Project Garage (although Landlord shall not be obligated to do so and may discontinue it at any time during the Term), and Landlord shall provide parking passes and/or access keys or cards for the number of parking spaces included in Tenant's Minimum Parking; provided that such items are provided to Tenant solely for use by Tenant, and may not be transferred, assigned (except in connection with an assignment of this Lease), or subleased (except in connection with a sublease of this Lease and then in proportion to the space sublet) without Landlord's prior written approval. No charge or fee (other than the Rent payable hereunder) shall be imposed in exchange for the right of Tenant and its agents, employees, contractors and invitees to have access to or from, or to park in, the Minimum Parking (except for Tenant's liability for Expenses, as set forth in Subparagraph 3(c)) for the Term; provided that Landlord, at its sole election, may charge for the use of parking spaces in the Project Garage in excess of the Minimum Parking, provided that any funds collected by Landlord for parking in the Project (other than pursuant to the Parking REA and/or leases with respect to the Project except to the extent such costs were included previously in Expenses already paid by Tenant pursuant to Paragraph 3(c)) shall be applied to reduce the Project Common Expenses attributable to operation of the Parking Garage. Tenant shall comply, and shall use best efforts to cause Tenant's employees, visitors and invitees to


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

comply, with all rules and regulations prescribed by Landlord from time to time for the Project Garage and any other parking, including any rules, regulations, restrictions, limitations and/or requirements in connection with the City Parking Rights.

        34. MISCELLANEOUS.

               (a) DEFINED TERMS. The term "Premises" wherever it appears herein includes and shall be deemed or taken to include (except where such meaning would be clearly repugnant to the context) the space demised and improvements now or at any time hereafter comprising or built in the space hereby demised. The paragraph headings herein are for convenience of reference and shall in no way define, increase, limit or describe the scope or intent of any provision of this Lease. The term "Landlord" shall include Landlord and its successors and assigns. In any case where this Lease is signed by more than one person, the obligations hereunder shall be joint and several. The term "Tenant" or any pronoun used in place thereof shall indicate and include the masculine or feminine, the singular or plural number, individuals, firms or corporations, and their and each of their respective successors, executors, administrators, and permitted assigns, according to the context hereof.

               (b) GENERAL PROVISIONS. Time is of the essence of this Lease and all of its provisions. This Lease shall in all respects be governed by the laws of the State of California. This Lease, together with its exhibits, contains all the agreements of the parties hereto and supersedes any previous negotiations. There have been no representations made by the Landlord or Tenant or understandings made between the parties other than those set forth in this Lease and its exhibits. This Lease may not be modified except by a written instrument by the parties hereto.

               (c) SEVERABILITY. If for any reason whatsoever any of the provisions hereof shall be unenforceable or ineffective, all of the other provisions shall be and remain in full force and effect.

               (d) QUIET ENJOYMENT. Upon Tenant paying the Monthly Base Rent and Additional Charges and performing all of Tenant's obligations under this Lease, Tenant shall have quiet and peaceful enjoyment of the Premises during the Term as against all persons or entities lawfully claiming by, through or under Landlord; subject, however, to the provisions of this Lease.

        35. TENANT'S REMEDIES. If any default hereunder by Landlord is not cured within the applicable cure period provided in Paragraph 19(c) (including any Mortgagee's additional cure period), Tenant's exclusive remedies shall be (i) an action for specific performance, or (ii) an action for actual damages. Tenant shall look solely to Landlord's interest in the Building (including, but not limited to, net proceeds obtained by Landlord from any sale of any portion of the Building) for the recovery of any judgment from Landlord. Landlord, or if Landlord is a partnership its partners whether general or limited, or if Landlord is a corporation its directors, officers or shareholders, or if Landlord is a limited liability company its members or managers, shall never be personally liable for any such judgment. Any lien obtained to enforce such judgment and any levy of execution thereon shall be subject and subordinate to any Mortgage (excluding any Mortgage which was created as part of an effort to defraud creditors, i.e., a fraudulent conveyance); provided, however that any such judgement and any such levy of execution thereon shall not be subject or subordinated to any Mortgage that is created or recorded in the official records of the county in which the Project is located after the date of the judgement giving rise to such lien. Landlord's interest in the Project shall include any insurance proceeds received by Landlord which are not controlled by any Mortgagee or other lender. Tenant hereby waives the benefit of any Laws granting it (A) the right to perform Landlord's obligations, or (B) the right to terminate this Lease or withhold Rent on account of any Landlord default, including, without limitation, Sections 1932(1), 1941 and 1942 of the California Civil Code.

        36. REAL ESTATE BROKERS. Each party represents that it has not had dealings with any real estate broker, finder or other person with respect to this Lease in any manner, except for any broker named in the Basic Lease Information, whose fees or commission, if earned, shall be paid as provided in the Basic Lease Information. Each party shall hold harmless the other party from all damages resulting from any claims that may be asserted against the other party by any other broker, finder or other person with whom the other party has or purportedly has dealt.

        37. LEASE EFFECTIVE DATE. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

        38. SIGNAGE. To the extent approved by the City of Sunnyvale and other applicable governmental authorities, Tenant shall be allowed to use a proportionate share (based on Tenant's Share) of the Building's share of any Project monument signage, and to install exterior signage and signage in the lobby of the Building, subject to this Paragraph 38. Other than signage rights for the benefit of Excluded Space (which Landlord shall grant to the tenant(s) of the Excluded Space in Landlord's discretion), Tenant shall have exclusive rights to exterior Building signage so long as Tenant leases more than seventy-five percent (75%) of the Building. Tenant shall be responsible for the costs related to such signage. All such signage shall be in conformity with standards provided by Landlord. All such signage shall be subject to further approval from Landlord of the exact number, size, location and materials therefor (which consent shall not be unreasonably withheld, delayed or conditioned), approval from the City of Sunnyvale (which shall be Tenant's responsibility to obtain, at Tenant's cost) and compliance with applicable governmental restrictions, including but not limited to, ordinances of the applicable city (at Tenant's cost).

        39. HAZARDOUS SUBSTANCE LIABILITY. Tenant has received from Landlord a copy of the Phase I and Screening Level Phase II Environmental Assessment of the
4.5 Acre Parking Lot Located at South Mathilda Avenue and West Washington Avenue, Sunnyvale, California, dated August 13, 1999, prepared by McLaren /Hart Inc. (the "Environmental Report").

               (a) DEFINITION OF HAZARDOUS SUBSTANCES. For the purpose of this Lease, "Hazardous Substances" shall be defined, collectively, as oil, flammable explosives, asbestos, radioactive materials, hazardous wastes, toxic or contaminated substances or similar materials, including, without limitation, any substances which are "hazardous substances," "hazardous wastes," "hazardous materials" or "toxic substances" under applicable environmental laws, ordinance or regulation.

               (b) TENANT INDEMNITY. Tenant releases Landlord from any liability for, waives all claims against Landlord and shall indemnify, defend and hold harmless Landlord, its employees, partners, agents, subsidiaries and affiliate organizations against any and all claims, suits, loss, costs (including costs of investigation, clean up, monitoring, restoration and reasonable attorneys'
fees), damage or liability, whether foreseeable or unforeseeable, by reason of property damage (including diminution in the value of the property of Landlord), personal injury or death directly arising from or related to Hazardous Substances released, manufactured, discharged, disposed, used or stored on, in, or under the Project or Premises during the Term by any Tenant Parties. The provisions of this Tenant Indemnity regarding Hazardous Substances shall survive the termination of the Lease.

               (c) LANDLORD INDEMNITY. Landlord releases Tenant from any liability for, waives all claims against Tenant and shall indemnify, defend and hold harmless Tenant, its officers, employees, and agents to the extent of Landlord's interest in the Project, against any and all actions by any governmental agency for clean up of Hazardous Substances on or under the Project, including costs of legal proceedings, investigation, clean up, monitoring, and restoration, including reasonable attorney fees, if, and to the extent, arising from the presence of Hazardous Substances on, in or under the Project or Premises, except to the extent caused by the release, disposal, use or storage of Hazardous Substances in, on or about the Premises by any Tenant Parties. The provisions of this Landlord Indemnity regarding Hazardous Substances shall survive the termination of the Lease.

               (d) LIMITED USE. Tenant has informed Landlord that, except for very immaterial amounts of toxic materials incidental to its office use (e.g.. copier toner), Tenant will not use any Hazardous Substances in material amounts within the Building and shall comply with any applicable laws to the extent that it does. Tenant shall not use any other Hazardous Substances within the Building or Project without the prior written consent of Landlord and any Mortgagee; provided that Landlord shall not unreasonably withhold its consent to such use of other Hazardous Substances if the type of Hazardous Substances and level of use of Hazardous Substances is consistent with typical office uses; provided further, however, that Landlord may withhold its consent in its sole discretion if such use could, in Landlord's reasonable discretion, result in (I) a violation of Laws, the DDA, the CC&Rs, the Parking REA, any other Encumbrance, or any Mortgage, or (II) diminution in the value of the Project or the Building, or (III) increased liability of Landlord, its affiliates, principals, employees or other tenants under any Laws, any Mortgage, any lease or otherwise.

        40. SATELLITE ANTENNAE. During the Term of this Lease, Tenant shall have the right, subject to relevant regulatory approvals, availability of space within the roofscreen (provided that Tenant's share of the space available within the roofscreen and allocated by Landlord for installation of Antennae shall be in the same proportion to other tenants within the Building as the Rentable Area bears to the total rentable area in the Building), and Landlord's consent (with Landlord's consent not to be unreasonably withheld, conditioned or delayed), to install satellite antennae and similar telecommunications systems and equipment ("Antennae") on the roof of the Building in a location satisfactory to both Landlord and Tenant. Without otherwise limiting the criteria upon which Landlord may withhold its consent to any proposed Antennae, if Landlord withholds its consent due to concerns regarding the appearance of the Antennae or the impact on structural aspects of the Building, such withholding of consent shall be presumptively reasonable. Tenant shall not be charged additional rent for roof space. Prior to submitting any plans to the City of Sunnyvale or proceeding with any installation of the Antennae, Tenant shall submit to Landlord elevations and specifications for the Antennae. Tenant shall install the Antennae at its sole expense and shall be responsible for any damage caused by the installation of the Antennae or related to the Antennae. At the end of the Term, Tenant shall remove the Antennae from their locations and repair any damage caused by such removal.

        41. OPTION TO RENEW. Upon condition that (i) no Default is continuing under this Lease at the time of exercise or at the commencement of the option term, and (ii) Tenant continues to physically occupy more than fifty percent (50%) of the Rentable Area of the Premises, then Tenant shall have the right to extend the Term for one (1) period of six (6) years (the "Extension Term") following the initial Expiration Date, by giving written notice ("Exercise Notice") to Landlord at least eighteen (18) months prior to the Expiration of the Initial Term.

        42. RENT DURING EXTENSION TERM. The initial Monthly Base Rent (subject to Paragraph 3(b)) during the six (6) year Extension Term shall be the greater of the Base Rent paid during the last month of the Initial Term or the Fair Market Rental Value for the Premises as of the commencement of the option term, as determined below:

               (a) Within thirty (30) days after receipt of Tenant's Exercise Notice, Landlord shall notify Tenant of Landlord's estimate of the Fair Market Rental Value for the Premises, as determined below, for determining Monthly Base Rent during the Extension Term; provided, however, if Tenant's Exercise Notice is given more than eighteen (18) months before the Expiration Date, Landlord's estimate of Fair Market Rental Value may, but need not be given more than eighteen (18) months before the Expiration Date. Within ten (10) business days after receipt of such notice from Landlord, Tenant shall notify Landlord in writing that it (i) agrees with such rental rate or (ii) disagrees with such rental rate. If Tenant fails to respond within such ten (10) business day period, Landlord shall deliver to Tenant a second notice setting forth Landlord's estimate of Fair Market Rental Value, and failure of Tenant to respond within five (5) business days after receipt of Landlord's second notice shall constitute Tenant's agreement with Landlord's estimate of Fair Market Rental Value. In the event that Tenant disagrees with Landlord's estimate of Fair Market Rental Value for the Premises, then the parties shall meet and endeavor to agree within fifteen (15) days after Landlord receives Tenant's notice described in the immediately preceding sentence. If the parties cannot agree upon the Fair Market Rental Value within said fifteen (15) day period, then the parties shall submit the matter to binding appraisal in accordance with the following procedure except that in any event neither party shall be obligated to start such procedure sooner than eighteen (18) months before the expiration of the Lease Term. Within fifteen (15) days of the conclusion of the period during which the two parties fail to agree (but not sooner than eighteen
(18) months before the expiration of the Lease Term), the parties shall either
(i) jointly appoint an appraiser for this purpose or (ii) failing this joint action, each separately designate a disinterested appraiser. No person shall be appointed or designated an appraiser unless such person has at least five (5) years experience in appraising major commercial property in Santa Clara County and is a member of a recognized society of real estate appraisers. If within thirty (30) days after the appointment, the two appraisers reach agreement on the Fair Market

Rental Value for the Premises, that value shall be binding and conclusive upon the parties. If the two appraisers thus appointed cannot reach agreement on the Fair Market Rental Value for the Premises within thirty (30) days after their appointment, then the appraisers thus appointed shall appoint a third disinterested appraiser having like qualifications within five (5) days. If within thirty (30) days after the appointment of the third appraiser a majority of the appraisers agree on the Fair Market Rental Value of the Premises, that value shall be binding and conclusive upon the parties. If within thirty (30) days after the appointment of the third appraiser a majority of the appraisers cannot reach agreement on the Fair Market Rental Value for the Premises, then the three appraisers shall each simultaneously submit their independent appraisal to the parties, the appraisal farthest from the median of the three appraisals shall be disregarded, and the mean average of the remaining two appraisals shall be deemed to be the Fair Market Rental Value for the Premises and shall be binding and conclusive upon the parties. Each party shall pay the fees and expenses of the appraiser appointed by it and shall share equally the fees and expenses of the third appraiser. If the two appraisers appointed by the parties cannot agree on the appointment of the third appraiser, they or either of them shall give notice of such failure to agree to the parties and if the parties fail to agree upon the selection of such third appraiser within ten (10) days after the appraisers appointed by the parties give such notice, then either of the parties, upon notice to the other party, may request such appointment by the American Arbitration Association or, on it failure, refusal or inability to act, may apply for such appointment to the presiding judge of the Superior Court of Santa Clara County, California.

               (b) Wherever used throughout this Paragraph (Rent during Extension Term) the term "Fair Market Rental Value" shall mean the fair market rental value of the Premises, using as a guide the rate of monthly base rent which would be charged during the Extension Term in the Mid-Peninsula area for comparable high image, Class A office space in comparable condition, of comparable quality, as of the time that the Extension Term commences, with appropriate adjustments regarding taxes, insurance and operating expenses as necessary to insure comparability to this Lease, as the case may be, and also taking into consideration amount and type of parking, location, the existence of any leasehold improvements (regardless of who paid for them and with the assumption, for purposes of determining the Fair Market Rental Value, that they are fully usable by Tenant), proposed term of lease, amount of space leased, extent of service provided or to be provided, and any other relevant terms or conditions (including consideration of whether or not the monthly base rent is fixed).

               (c) In the event of a failure, refusal or inability of any appraiser to act, his successor shall be appointed by the party who originally appointed him, but in the case of the third appraiser, his successor shall be appointed in the same manner as provided for appointment of the third appraiser.

               (d) The appraisers shall render their appraisals in writing with counterpart copies to Landlord and Tenant. The appraisers shall have no power to modify the provisions of this Lease.

               (e) To the extent that a binding appraisal has not been completed prior to the expiration of any preceding period for which Monthly Base Rent has been determined, Tenant shall pay Monthly Base Rent at the rate estimated by Landlord, with an adjustment to be made once Fair Market Rental Value is ultimately determined by binding appraisal. In no event shall any such adjustment result in a decrease of the Monthly Base Rent for the Premises below the amount payable by Tenant as of the period immediately preceding the ensuing Extension Term.

               (f) From and after the commencement of the Extension Term, all of the other terms, covenants and conditions of the Lease shall also apply.

        43. SECURITY DEPOSIT.

               (a) OBLIGATIONS SECURED. Simultaneously with Tenant's execution of this Lease, Tenant shall deliver to Landlord an unconditional, irrevocable, transferable letter of credit (the "Letter of Credit"), in an amount equal to the "Required Amount" (defined in Paragraph 43(d) below) and satisfying the requirements set forth in Paragraph 43(b) below. The Letter of Credit shall secure the Tenant's obligations under this Lease.

               (b) REQUIREMENTS OF LETTER OF CREDIT. The Letter of Credit shall be issued by a financial institution acceptable to Landlord and any Mortgagee, in their respective sole discretion, and in form and substance acceptable to Landlord and any Mortgagee, in the reasonable exercise of their respective discretion, with an original term of no less than one year and automatic extensions through the end of the Initial Term of this Lease and sixty (60) days thereafter (the "Letter of Credit"). Landlord shall not unreasonably withhold its approval of such a financial institution if it is a national bank, or a bank branch located in the United States (with an office in the United States allowing the Letter of Credit to be presented to and paid by such office pursuant to procedures acceptable to Landlord in its reasonable discretion) with assets of the issuing bank or bank branch in excess of Twenty Billion Dollars ($20,000,000,000). If Landlord determines at any time, in good faith, that either (I) the issuing bank or bank branch has assets of less than Twenty Billion Dollars ($20,000,000,000), or (II) the issuing bank or bank branch has or intends to close or cease operations from the issuing bank branch, then Landlord may require that Tenant replace the Letter of Credit with a Letter of Credit from a different financial institution acceptable to Landlord, in the reasonable exercise of its discretion, within ten (10) business days after Tenant's receipt of notice of such requirement from Landlord. The Letter of Credit shall (i) be a stand-by, at-sight, irrevocable letter of credit; (ii) be payable to Landlord, its Mortgagee or their assignees (any of the foregoing, the "Beneficiary"); (iii) require that any draw on the Letter of Credit shall be made only upon receipt by the issuer of a letter signed by a purported authorized representative of the Beneficiary certifying that the Beneficiary is entitled to draw on the Letter of Credit pursuant to this Lease; (iv) allow partial draws; and (v) provide that it is governed by the Uniform Customs and Practice for Documentary Credits (1993 revisions) or the International Standby Practices (ISP 98). Tenant shall keep the Letter of Credit, at its expense, in full force and effect until the sixtieth (60th) day after the Expiration Date or other termination of this Lease, to insure the faithful performance by Tenant of all of the covenants, terms and conditions of this Lease, including, without limitation, Tenant's obligations to repair, replace or maintain the Premises. The Letter of Credit shall provide at least thirty (30) days' prior written notice to Landlord and the Beneficiary of cancellation or material change thereof.

               (c) DRAWS ON LETTER OF CREDIT.

                      (i) PARTIAL DRAW. At any time after a Default occurs under the Lease, and provided that no "Draw Event" (as defined below) has then occurred, the Beneficiary may present its written demand for payment of a portion of the amount of the Letter of Credit as is required to compensate Landlord for damages incurred as a result of such Default, and the funds so obtained from the Letter of Credit shall become due and payable to the Beneficiary.

                      (ii) FULL DRAW. At any time after a Draw Event occur, the Beneficiary may present its written demand for payment of the entire face amount of the Letter of Credit (or, at the Beneficiary's sole election, for payment of a portion of the amount of the Letter of Credit as is required to compensate Landlord for damages incurred, with subsequent demands at the Beneficiary's sole election as Landlord incurs further damages) and the funds so obtained shall become due and payable to the Beneficiary. The Beneficiary may retain such funds to the extent required to compensate Landlord for damages incurred, or to reimburse Landlord as provided herein, in connection with any such Default or other Draw Event, and any remaining funds shall be held as a cash security deposit.

                      (iii) "DRAW EVENT" DEFINED. A "Draw Event" shall mean any of the following: (I) Tenant does not replace the Letter of Credit with a new Letter of Credit in the full Required Amount within ten (10) days after Landlord makes a partial draw thereon in connection with a Default pursuant to Paragraph 43(c)(i); (II) Tenant is the subject of an Insolvency Proceeding; (III) the Lease is terminated by Landlord due to a Tenant Default; (IV) the Letter of Credit is not replaced with a Letter of Credit from a different financial institution if and when required by Paragraph 43(b); (V) the Letter of Credit is not extended within thirty (30) days prior to its expiration; and (VI) a Default occurs under this Lease at a time when Tenant is in "Chronic Default" (as defined below). Tenant shall be in "Chronic Default" under this Lease at any time that Landlord has delivered a notice of Tenant's failure to perform any of its obligations hereunder and/or assessed a late charge pursuant to Paragraph 3(d) during the previous six months, or more than two (2) times during the previous twenty-four (24) months, regardless in each case of whether such failure was cured by Tenant within any applicable grace or cure period; provided, however, that any such notice of failure to perform relating to a non-monetary failure to perform which was disputed, in good faith, by Tenant and ultimately determined (by agreement of the parties, arbitration or judicial action) not to be a violation of this Lease shall not be considered for purposes of determining whether such condition has been met.

                      (iv) REPLACEMENT AFTER DRAW. If Landlord or the Beneficiary uses any portion of the Letter of Credit, or the cash security deposit resulting from a draw on the Letter of Credit, to cure any Default by Tenant hereunder and/or for any other reason permitted or contemplated by this Paragraph 43, Tenant shall provide a replacement Letter of Credit in the Required Amount within ten (10) days of notice from Landlord or the Beneficiary, and Tenant's failure to do so shall be a Default hereunder without benefit of grace or cure periods. Any unused portion of the funds so obtained by Landlord or the Beneficiary shall be returned to Tenant upon replacement of the Letter of Credit in the full Required Amount.

               (d) REQUIRED AMOUNT. The term "Required Amount" initially shall mean Fourteen Million Three Hundred Thirty-Five Thousand Dollars ($14,335,000); provided, however, that if the TI Required Amount (as defined in the Work Letter) is decreased as provided in Paragraph 13(e) of the Work Letter, the amount of such decrease shall be added to the Required Amount of the Letter of Credit, and Tenant shall deliver to the Beneficiary either an amendment to the Letter of Credit or a replacement Letter of Credit in the increased Required Amount simultaneously with delivery of the amendment or replacement with respect to the reduced TI Letter of Credit. The Required Amount of the Letter of Credit may be reduced under the following circumstances:

                      (i) AFTER FIRST ANNIVERSARY. Tenant shall be entitled to reduce the Letter of Credit to Ten Million Seven Hundred Fifty-One Thousand Dollars ($10,751,000), and such reduced amount shall be the "Required Amount" under this Paragraph 43 if, at any time after the first anniversary of the Commencement Date, (A) Tenant can establish to Landlord's reasonable satisfaction that Tenant has met or exceeded the "First Anniversary Performance Hurdles" (as defined below) for six (6) consecutive quarters, all as determined in accordance with GAAP and as reflected on certified, audited financial statements; (b) Tenant is not in Default (and no event has occurred which, with the passage of time or giving of notice or both, would constitute a Default) under this Lease as of the date the Letter of Credit is reduced, and (c) Tenant is not in Chronic Default under this Lease as of the date the Letter of Credit is reduced. The "First Anniversary Performance Hurdles" shall be defined as all of the following: (I) Minimum quarterly revenue of [*] (excluding Extraordinary One Time Charges, Stock Compensation Expenses and Goodwill), with an annual increase of [*]; (II) Minimum Pre-tax Profit equal to [*] of sales per quarter (excluding Extraordinary One Time Charges, Stock Compensation Expenses and Goodwill); (III) Minimum cash balances of [*], which include an unrestricted amount of [*]; and (IV) Minimum Net Equity of [*] (excluding Extraordinary One Time Charges, Stock Compensation Expenses and Goodwill), with an annual increase of [*].

                      (ii) AFTER SECOND ANNIVERSARY. Tenant shall be entitled to reduce the Required Amount of the Letter of Credit to Seven Million One Hundred Sixty-Eight Thousand Dollars ($7,168,000), and such reduced amount shall be the "Required Amount" under this Paragraph 43, if, at any time after the second anniversary of the Commencement Date, (A) Tenant can establish to Landlord's reasonable satisfaction that Tenant has met or exceeded the "First Anniversary Performance Hurdles" (as defined below) for two (2) consecutive years, all as determined in accordance with GAAP and as reflected on certified, audited financial statements; (b) Tenant is not in Default (and no event has occurred which, with the passage of time or giving of notice or both, would constitute a default) under this Lease as of the date the Letter of Credit is reduced, and (c) Tenant is not in Chronic Default under this Lease as of the date the Letter of Credit is reduced.

                      (iii) ANNUALLY ON OR AFTER SEVENTH ANNIVERSARY. Tenant shall be entitled to reduce the Required Amount of the Letter of Credit on each of the seventh through eleventh anniversaries of the Commencement Date in the amount of one-sixth (1/6th) of the Required Amount (as it exists as of

[*] Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and are filed separately with the Securities and Exchange Commission.

        the sixth anniversary of the Commencement Date) on each such anniversary, and such reduced amount from time to time shall be the "Required Amount" under this Paragraph 43, so long as (i) Tenant is not in Default (and no event has occurred which, with the passage of time or giving of notice or both, would constitute a Default) under this Lease on such anniversary date, and (ii) Tenant is not in Chronic Default under this Lease on such anniversary date.

                (e) RETURN OF LETTER OF CREDIT.

                      (i) REQUIREMENT FOR RETURN. The Letter of Credit shall be returned to Tenant if, at any time after the third anniversary of the Commencement Date, Tenant (A) can establish to Landlord's reasonable satisfaction that Tenant has met or exceeded the "Third Anniversary Performance Hurdles" (as defined below) for three (3) consecutive years, all as determined in accordance with GAAP and as reflected on certified, audited financial statements; (b) is not in Default (and no event has occurred which, with the passage of time or giving of notice or both, would constitute a default) under this Lease as of the date the Letter of Credit is returned to Tenant; and (c) is not in Chronic Default under this Lease as of the date the Letter of Credit is returned to Tenant. The "Third Anniversary Performance Hurdles" shall be defined as all of the following: (I) Minimum annual revenue of [*] (excluding Extraordinary One Time Charges, Stock Compensation Expenses and Goodwill), with an annual increase of [*]; (II) Minimum Pre-tax Profit of [*] of annual revenue (excluding Extraordinary One Time Charges, Stock Compensation Expenses and Goodwill); (III) Minimum cash balances of [*], which include an unrestricted amount of [*]; and (IV) Minimum Net Equity of [*] (excluding Extraordinary One Time Charges, Stock Compensation Expenses and Goodwill), with an annual increase of [*]. After return of the Letter of Credit, Tenant shall provide Landlord with certified, audited quarterly financial statements, no later than thirty
        (30) days after the expiration of each fiscal quarter, that set forth Tenant's quarterly revenues, quarterly pre-tax profit, cash balance at the end of such quarter, and net equity at the end of such quarter. Failure by Tenant to timely deliver any such quarterly financial statement shall be a Default without benefit of grace or cure periods.

                      (ii) REVIVAL OF LETTER OF CREDIT REQUIREMENT. Following any return of the Letter of Credit pursuant to Paragraph 43(e)(i), if any quarterly financial statement delivered to Landlord pursuant to Paragraph 43(e)(i) reveals a "Deterioration in Financial Performance" (as defined below) by Tenant, within ten (10) days after delivery of such financial statement Tenant shall deliver to Landlord a Letter of Credit in the Required Amount equal to Monthly Base Rent plus Additional Rent for Expenses for the previous three months, and notwithstanding any other provisions of this Paragraph 43, such Letter of Credit shall not be reduced or released during the Term of this Lease. "Deterioration in Financial Performance" shall be evidenced by two consecutive quarterly financial statements that report any two of the following four items:
        (I) Quarterly Revenues of less than [*] (excluding Extraordinary One Time Charges, Stock Compensation Expenses and Goodwill); (II) Quarterly Pre-Tax Profit of less than [*] (excluding Extraordinary One Time Charges, Stock Compensation Expenses and Goodwill); (III) a Cash balance of less than [*], or including an unrestricted amount of less than [*]; and (IV) Net Equity of less than [*] (excluding Extraordinary One Time Charges, Stock Compensation Expenses and Goodwill).

               (f) ASSIGNMENT OF LETTER OF CREDIT/MORTGAGEE. Landlord shall be entitled to assign the Letter of Credit and its rights thereto from time to time in connection with an assignment of this Lease to a Mortgagee as security for the obligations of Landlord to such Mortgagee, or in connection with a sale or other transfer of Landlord's interest in all or a portion of the Project (provided that, in each instance, Landlord pays any bank fees associated with any transfer of the Letter of Credit). Tenant shall cooperate with Landlord in connection with any modifications of or amendments to the Letter of Credit that may be reasonably requested by any Mortgagee



[*] Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and are filed separately with the Securities and Exchange Commission.

and/or in connection with any such assignment. At Landlord's sole election, Landlord may also direct Tenant to cause the Letter of Credit to directly name a Mortgagee as the sole beneficiary thereunder.

               (g) CONVERSION OF DEPOSIT TO LOAN. Landlord and Tenant acknowledge and agree that, if Tenant defaults under this Lease and fails to fully cure such default within the applicable cure period and Landlord elects to pursue its remedies under California Civil Code Section 1951.2 or under this Lease to terminate this Lease (any such event, a "Landlord Action"), (i) Landlord will incur certain damages, costs and expenses, including, without limitation, marketing costs, commissions, relocation costs, tenant improvement costs, and carrying costs in connection with releasing the Premises, in addition to the other damages, costs and expenses Landlord may incur as a result of such default and/or other defaults under this Lease (all of the foregoing collectively, "Default Damages"); (ii) Landlord has no assurance of a source of funds to cover such Default Damages other than the proceeds of the Letter of Credit (or cash collateral); and (iii) the proceeds of the Letter of Credit (or cash collateral) should be available to Landlord to apply to Default Damages, even if the amount thereof exceeds that amount to which Landlord is ultimately determined to be entitled under this Lease and pursuant to applicable law. Accordingly, at the sole election of the Beneficiary, the Beneficiary shall be entitled to draw the full amount of the Letter of Credit (or the full amount of cash collateral shall be released to the Beneficiary) which is then existing (after any previous application of funds by Landlord or the Beneficiary and/or replenishment by Tenant pursuant to this Paragraph 43), simultaneously with commencement of a Landlord Action or at any time thereafter. All proceeds thereof in excess of amounts applied (pursuant to Paragraph 43(c)) to Default Damages incurred by Landlord prior to commencement of the Landlord Action shall be deemed a loan from Tenant to Landlord (the "Default Loan"). The Default Loan shall be unsecured and shall not bear interest, and repayment thereof shall be limited to the terms and conditions set forth in this paragraph. Any sums to which Landlord from time to time becomes entitled hereunder and pursuant to law as a result of Tenant's Default and any previous Defaults of the Lease, to which the Letter of Credit (or cash collateral) has not previously been applied pursuant to Paragraph 43(c), shall be offset against the principal balance of the Loan. The amount of the Default Loan remaining, if any, after such offset shall be referred to herein as the "Excess Amount." The Excess Amount shall be payable by Landlord to Tenant from, and only from, first any proceeds from the Letter of Credit (or cash collateral) which have not been applied to Default Damages incurred by Landlord after the same are finally determined (the "Remaining Proceeds"), and then Excess Rent. The Remaining Proceeds shall be paid by Landlord to Tenant promptly upon final determination after the entire Premises are leased to a third party or parties "Excess Rent" shall mean the amount by which (x) rent received by Landlord (from the tenant or tenants leasing all or any portion of the Premises after Tenant's default) in any month exceeds (y) the amount of rent that would have been payable under this Lease for such month if this Lease had not been terminated. Landlord shall pay Tenant one-half of the Excess Rent until the earlier of (A) the date the Excess Amount is fully repaid or (B) the date that would have been the Expiration Date of this Lease. Any remaining balance of the Default Loan on such date shall be deemed forgiven. If the Default Loan is insufficient to cover all Default Damages, Tenant shall pay Landlord any such shortfall immediately upon demand by Landlord, and Landlord shall have all rights and remedies available at law or elsewhere in the Lease with respect to such shortfall.

        44. ARBITRATION. ANY CONTROVERSY OR CLAIM ARISING OUT OF THE MATTERS EXPRESSLY MADE SUBJECT TO ARBITRATION PURSUANT TO THIS LEASE SHALL BE SETTLED BY ARBITRATION CONDUCTED IN SAN MATEO OR SANTA CLARA COUNTY, CALIFORNIA, IN ACCORDANCE WITH THE COMMERCIAL RULES OF THE AMERICAN ARBITRATION ASSOCIATION, AND JUDGMENT ON THE AWARD RENDERED BY THE ARBITRATOR(S) MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. THE PREVAILING PARTY IN SUCH ARBITRATION SHALL BE ENTITLED TO ATTORNEYS' FEES AND COSTS. "PREVAILING PARTY" SHALL MEAN THAT PARTY WHO RECEIVES SUBSTANTIALLY THE RELIEF REQUESTED, WHETHER BY SETTLEMENT OR JUDGMENT.

NOTICE: BY INITIALING IN THE SPACE BELOW YOU ARE AGREEING TO HAVE ANY DISPUTE ARISING OUT OF MATTERS EXPRESSLY MADE SUBJECT TO ARBITRATION PURSUANT TO THIS LEASE DECIDED BY NEUTRAL ARBITRATION AS PROVIDED BY CALIFORNIA LAW AND YOU ARE GIVING UP ANY RIGHTS YOU MIGHT POSSESS TO HAVE THE DISPUTE LITIGATED IN A COURT OR JURY TRIAL. BY INITIALING IN THE SPACE BELOW YOU ARE GIVING UP YOUR JUDICIAL RIGHTS TO DISCOVERY AND APPEAL, UNLESS THOSE RIGHTS ARE SPECIFICALLY INCLUDED IN THE

"ARBITRATION OF DISPUTES" PROVISION. IF YOU REFUSE TO SUBMIT TO ARBITRATION AFTER AGREEING TO THIS PROVISION, YOU MAY BE COMPELLED TO ARBITRATE UNDER THE AUTHORITY OF THE CALIFORNIA CODE OF CIVIL PROCEDURE. YOUR AGREEMENT TO THIS ARBITRATION PROVISION IS VOLUNTARY.

WE HAVE READ AND UNDERSTAND THE FOREGOING AND AGREE TO SUBMIT DISPUTES ARISING OUT OF THE MATTERS INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION TO NEUTRAL ARBITRATION.

Consent to neutral arbitration by:     /s/ JM  Landlord       /s/ DD, JH  Tenant

        45. EXECUTION BY LANDLORD. Landlord shall have thirty (30) days after the execution of this Lease by Tenant and delivery thereof to Landlord to both
(a) obtain the current Mortgagee's consent to this Lease, and (b) obtain from Broadcom Corporation a waiver of its right of first offer with respect to Building 2, and if such consent and waiver are not obtained within such thirty
(30) day period (as it may be extended by mutual agreement of Landlord and Tenant) either Landlord or Tenant may terminate this Lease by written notice to the other party, and Landlord shall immediately thereafter return the Letter of Credit and the TI Letter of Credit to Tenant. Satisfaction of this condition shall be evidenced by Landlord's execution of this Lease and delivery thereof to Tenant, without any independent verification by Tenant being required.

        IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the date first above written.

                                   LANDLORD:

                                   M-F Downtown Sunnyvale, LLC,
                                   a Delaware limited liability company

                                   By:    M-D Ventures, Inc., a California
                                          Corporation, its Manager


                                          By:  /s/ John Mozart, its President



                                   TENANT:

                                   HANDSPRING, INC.,
                                   a Delaware corporation

                                   By:            /s/ Donna Dubinsky

                                   Its:           Chief Executive Officer


                                   By:            /s/ Jeff Hawkins

                                   Its:           Chief Products Officer

                                  EXHIBIT "A"

                               PROJECT SITE PLAN

                            [MAP SHOWING SITE PLAN]

                                 EXHIBIT "A-1"

                                 EXCLUDED SPACE

                   [MAP SHOWING SPACE DESIGNATED FOR RETAIL]

                                   EXHIBIT "B"

                            DELIVERY DATE MEMORANDUM


[[DATE]

Handspring, Inc.
__________________________

__________________________

Attn: ____________________

        Re: Confirmation of Delivery Date under the Lease Agreement by and between M-F Downtown Sunnyvale, LLC, and Handspring, Inc., dated as of January __, 2001 (the "Lease")

Dear Sirs:

        This letter will confirm that the "Delivery Date" under the referenced Lease is _______________.

        Please acknowledge your receipt of this letter and confirmation of the Delivery Date by signing and returning a copy to the undersigned; provided, however, that your failure to so sign and return this letter is not required in order for the Delivery Date to occur pursuant to the terms of the Lease.

                                            Very truly yours,

                                            M-F Downtown Sunnyvale, LLC,
                                            a Delaware limited liability company

                                            By: M-D Ventures, Inc., a California
                                                Corporation, its Manager


                                                By: ____________________________
                                                    John Mozart, its President



Acknowledged and Agreed:

Handspring, Inc.,
a Delaware corporation

By: __________________________
Its: _________________________
Date: ________________________

                                   EXHIBIT "C"

                                   WORK LETTER

                                  (BUILDING 3)

        1. LANDLORD'S WORK: Landlord shall furnish and install the Base Building provided for in Paragraph 2 below at Landlord's expense ("Landlord's Work"). The quantities, character and manner of installation of all of the foregoing work shall be subject to the limitations imposed by any applicable regulations, laws, ordinances, codes and rules (collectively, "Legal Requirements").

        2. DEFINITION OF BASE BUILDING:

           (a) BASE BUILDING: Landlord shall furnish a cold shell building ("Base Building") which exterior shall substantially comply with the architectural drawings by Korth Sunseri Hagey (the "Base Building Architectural Drawings") and shall have the additional finishes and improvements as follows:

               (i)   Building Structure

                     (A) Twelve inch (12") reinforced structural podium slab suspended over Project Garage;

                     (B) Complete structural framing system comprised of rolled steel beams, columns, and braced-frame steel construction with corrugated metal deck and concrete fill, all members required by code to be fireproofed (2-hour). Upper floor systems provide a minimum of 3" deck with concrete fill and are designed for an 80 pound live load plus 20 pound partition load. Structural framing will include intermediate beams as designed by Landlord's Plans, for HVAC units at the roof and for major shafts on each floor.

                     (C) Performance glass with Precast, aluminum and steel exterior building skin. All exterior doors, door closer and locking devices as necessary.

                     (D) Four (4) ply (3-ply plus base sheet) built up roofing by Owens-Corning, John Manville, or equal and all flashings over a perlite board and corrugated metal deck roof assembly. Title 24 code required roof insulation R30 is included.

                     (E) Exterior painting of all non-finished metals and caulking of all exterior joints.

                     (F) Two (2) unfinished concrete pan-filled stairs.

                     (G) Riser for building sprinkler system (no sprinkler grid or drops).

               (ii)  Sitework

                     (A) All work outside the Building perimeter walls shall be considered site work for the Base Building and shall include asphalt concrete paving, Project Garage parking structure, landscaping, landscape irrigation, storm drainage, utility service laterals, curbs, gutters, sidewalks, retaining walls, planters, landscape lighting and other exterior lighting per code.

                     (B) Paving sections for automobile and truck access shall be according to the Geologic Soils Report.

                     (C) All parking lot striping to include handicap spaces and signage.

                     (D) Underground site storm drainage system shall be connected to the city storm system main.

               (iii) Plumbing

                     (A) Underground sanitary sewer laterals connected to the city sewer main in the street and stubbed to the Project Garage.

                     (B) Domestic water mains connected to the city water main in the street and stubbed to the Parking Garage.

                     (C) Roof drain leaders and downspouts piped and connected to the Project storm drainage system.

                     (D) Gas lines connected to the city or public utility mains and run to gas meter locations adjacent to, and in close proximity to, the Building. Meter supplied by utility company at Tenant's cost.

               (iv)  Electrical

                     (A) A primary and secondary electrical service from the street to the garage electrical room limited to underground conduit, pull-string and transformer pad. Transformer supplied by utility company at Tenant's cost.

                     (B) Two 4" underground conduits from the street to the Project Garage for telephone trunk lines by Pacific Bell.

                     (C) An electrically operated landscape irrigation system, with controller that is a complete and functioning system.

                     (D) Underground conduit with pull-string from the Project Garage to the main fire protection system post indicated valve (PIV) for installation of supervisory alarm wiring.

               (v) General

                     (A) All construction shall conform to State and Local Building Codes, Title 24 Regulations, and shall be ADA Compliant.

           (b) SPECIFIC EXCLUSIONS FROM BASE BUILDING: Specific exclusions from Base Building include, but are not limited to, (a) sprinklers beyond riser, (b) window coverings, (c) fire alarms or security systems, (d) interior walls, (e) HVAC systems, (f) electrical service in the Building, (g) restrooms, (h) elevators, (i) lobby, (j) electrical, telephone, janitorial and similar rooms/closets, (k) building cabling, (l) roof screens or penthouse, (m) signage,
(n) building insulation, and (o) preparing, priming and finishing of steel members.

      3.   LANDLORD'S PLANS AND WARM SHELL PLANS.

           (a) LANDLORD'S PLANS. Landlord has, or shall, provide Tenant with preliminary drawings, specifications and information for the Base Building (which may include other portions of the Project) prior to final approval by applicable governmental entities. When they have been fully and finally approved by all applicable governmental entities, Landlord shall provide Tenant with such approved drawings, specifications and information for the Base Building (as so approved, the "Landlord's Plans") to the extent reasonably necessary for the preparation of Tenant's plans and specifications for the Tenant Improvements. Landlord's Plans may include other portions of the Project that are located outside the building envelope for the Building, and the inclusion of such other portions of the Project shall not cause such portions to be included in the definition of "Base Building" hereunder . Landlord's Plans shall be substantially in accordance with Base Building Architectural Drawings, together with and including the specifications described for the Base Building in Paragraph 2(a), but shall specifically exclude the items noted in Paragraph 2(b) as specific exclusions from the Base Building. Landlord shall have the right to change Landlord's Plans after submission to Tenant as needed to satisfy any requirements of the City of Sunnyvale, the DDA, the Parking REA or Legal Requirements, provided that any changes to Landlord's Plans after submission to Tenant that are made for reasons other than the satisfaction of requirements of the City of Sunnyvale, the DDA, the Parking REA or Legal Requirements (the foregoing changes, "Discretionary Changes") shall be subject to Tenant's prior approval, which shall not be unreasonably withheld, conditioned or delayed, and failure of Tenant to respond to Landlord's request for approval within five (5) business days after receipt of written notice from Landlord shall be deemed approval of the Discretionary Changes described in such notice. In addition, with respect to any material Discretionary Changes that occur after Landlord's final approval of Tenant's Plans pursuant to Paragraph 5(a), within ten (10) days after Tenant's receipt of Landlord's request for Tenant's consent to such Discretionary Change, Tenant shall provide to Landlord an itemized estimate of such incremental cost increase resulting from any Discretionary Change prepared by Tenant's Contractor or architect for the Tenant Improvements, as applicable, and if Landlord makes the Discretionary Change after receipt of such cost estimate, the incremental cost incurred by Tenant with respect to the design and/or construction of the Warm Shell Improvements and/or the Tenant Improvements as a direct result of such Discretionary Change shall be paid by Landlord to Tenant within twenty (20) days of receipt of invoices therefor.

           (b) WARM SHELL. In addition to Landlord's Plans, when they have been prepared, Landlord shall provide Tenant with drawings, plans and specifications for the lobby and building core (not including finishes) (the "Warm Shell Plans"), which shall be prepared by Korth Sunseri Hagey pursuant to a contract with Landlord that may cover other portions of the Project, at Landlord's cost. The improvements covered by the Warm Shell Plans (the "Warm Shell Improvements") shall be completed by Tenant, at Tenant's sole cost, and in the same manner and subject to the same terms and conditions as applicable to the Tenant Improvements hereunder, except that Tenant shall contract with Devcon Construction ("Warm Shell Contractor") for the construction of the Warm Shell Improvements. Within ten (10) business days after receipt of the Warm Shell Plans, Tenant shall submit them to the appropriate municipal authorities for all applicable building permits necessary to allow the Warm Shell Contractor to commence and fully complete the construction of the Warm Shell Improvements. Tenant shall enter into a contract with Warm Shell Contractor for construction of the Warm Shell Improvements (the "Warm Shell Contract"), which shall conform to the requirements for the Tenant Improvement Contract as set forth in Paragraph 6 and shall provide for a contractor's fee calculated on a "cost plus a fee" basis where the fee for overhead and profit is three and one-half percent (3.5%) of cost and the amount charged for general conditions and supervision is an additional three percent (3%) of cost. The Warm Shell Contractor shall secure independent sealed bids from three (3) subcontractors mutually acceptable to Landlord and Tenant for each trade whose costs are in excess of five percent (5%) of the total cost estimate. All bids shall be submitted to Landlord and Tenant. Tenant may assist in negotiating subcontractor fees and bid costs for labor and materials, and may designate that the lowest bidding subcontractor be selected.

           (c) TENANT MODIFICATIONS. Any revisions, changes or additions to Landlord's Plans, to the Warm Shell Plans or to the Base Building that are required or requested by Tenant (or necessitated by applicable Legal Requirements due to Tenant's Plans) shall be subject to the prior written approval of Landlord, in its reasonable discretion, provided that Landlord shall have no obligation to approve any Tenant Modifications that are not approved or otherwise acceptable to any Mortgagee. Any such changes approved by Landlord shall be a "Tenant Modification" hereunder. Before any Tenant Modifications are made, the incremental cost thereof, including architectural, engineering and special testing and/or inspection charges, any special permits or fees, and any added construction costs (including, without limitation, the Landlord's contractor's percentage mark-up for overhead and profit for such Tenant Modifications) without additional mark-up from Landlord, shall be paid by Tenant to Landlord within twenty (20) days of receipt of invoices therefor as an Additional Charge. Landlord's contractor for the Base Building or architect for the Warm Shell Plans, as applicable, shall provide to Tenant a cost estimate to complete any Tenant Modification, together with any anticipated schedule change (which shall constitute Tenant Delay), and an itemized breakdown of costs and unit prices within ten (10) days after receipt of Tenant's request for Tenant Modifications, and Tenant shall approve or disapprove such estimates within five
(5) days of
receipt of same. At Tenant's election, Tenant may submit a revised request for the proposed Tenant Modification within such five (5) day response period, in which event Landlord shall provide a revised anticipated schedule change and itemized breakdown of costs and unit prices within five (5) days after receipt of Tenant's revised request for Tenant Modifications, and Tenant shall approve or disapprove such revised estimates with five (5) days of receipt of same. This process may be repeated at Tenant's election, provided that any delay in completion of the Base Building, Warm Shell and/or Tenant Improvements as a result of such process (regardless of whether it ultimately results in a Tenant Modification) shall constitute Tenant Delay. Tenant's failure to respond to any cost estimate for a requested Tenant Modification within any five (5) day period after receipt thereof shall constitute Tenant's withdrawal of its request for such Tenant Modification. If Tenant fails to inform Landlord within any such 5-day period that Tenant desires to proceed with such Tenant Modification, Landlord shall not make such Tenant Modification. All requests for Tenant Modifications shall be in writing and shall be on such AIA change order form as required by Landlord and/or Landlord's contractor. At Landlord's sole option, Tenant Modifications shall be made by change order to Landlord's construction contract, or included in Tenant's construction contract for either Warm Shell Improvements or Tenant Improvements.

      4. TENANT'S WORK: Tenant shall furnish and install, at Tenant's sole expense, the following: (a) all of the Warm Shell Improvements, and (b) all of the interior improvements to complete the Premises that are not included in the Base Building or Warm Shell Improvements (such interior improvements being defined herein as the "Tenant Improvements") in accordance with plans and specifications approved by Landlord pursuant to this Work Letter. Unless otherwise approved by Landlord in its sole discretion, the aggregate cost of the Tenant Improvements and Warm Shell Improvements (as reflected in the Tenant Improvement Contract and the Warm Shell Contract, respectively, and including all costs described in Paragraph 12(a) of this Work Letter) must equal or exceed an amount equal to $69 per rentable square foot of the Premises, and the Tenant Improvements must be spread, and the costs allocated, throughout the entire Premises in a typical and appropriate manner. Additionally, cable TV connections, telephone equipment and wiring and office equipment wiring, shall be installed by Tenant. The cost of space planning and preparing the working drawings (including the drawings noted below) for Tenant Improvements or any changes to the original instruction and/or plans and specifications shall be paid by Tenant.

      5. DESIGN OF TENANT IMPROVEMENTS:

           (a) TENANT'S PLANS. Tenant shall diligently pursue the preparation of all drawings, plans and specifications for Tenant Improvements in accordance with this Paragraph 5(a). All such plans, drawings and specifications shall be performed by architects, engineers and/or consultants mutually acceptable to Landlord and Tenant, and shall include the following: (i) a space plan for the Premises; (ii) complete architectural, engineering and other plans for the Tenant Improvements (except as included in the Warm Shell Plans); and (iii) a list of tenant improvement building standards for interior design, including a schedule of all finishes. Items (ii) and (iii) above are collectively referred to herein as "Working Drawings". The space plan and Working Drawings shall provide for high quality generic office space, with open cubicles and perimeter private offices, and with corridors, lobbies, bathrooms, mechanical and electrical systems, and fire exits in a design reasonably acceptable to Landlord. The space plan and Working Drawings also shall (x) comply with all applicable Legal Requirements, (y) comply and be consistent with the DDA, and
(z) comply with Landlord's Plans and the Warm Shell Plans. Within thirty (20) days after Landlord has delivered Landlord's Plans and the Warm Shell Plans and obtained the building permit for construction of the Base Building, Tenant shall submit its space plan to Landlord, for Landlord's review and approval, which approval shall not be unreasonably withheld so long as the Tenant Improvements contemplated thereby (I) are consistent with the immediately preceding two sentences; (II) are generally generic, spread throughout the entire Premises in a typical and appropriate manner, and with drop ceilings throughout the Premises; (III) comply with applicable Laws; (IV) do not adversely affect the structure of the Building; (V) do not put an undue burden on or otherwise adversely affect the Building Systems; (VI) are typically found in a high quality office build-out; and (VII) are approved by any Mortgagee (if such approval is required). Within five (5) business days after such submission, Landlord shall either approve or disapprove the space plan. Tenant shall make any changes necessary in order to correct any item identified by Landlord as grounds for its disapproval, and shall resubmit the corrected space plan to Landlord within five (5) business days after Landlord's disapproval. Within five
(5) business days after Landlord receives the revised space plan, Landlord shall approve or disapprove it. This procedure shall be repeated until the space plan is finally approved by Landlord and written approval has been delivered to Tenant. Within thirty (30) days after Landlord has finally approved Tenant's space plan, Tenant shall submit its Working Drawings and a pallet of interior colors and finishes to Landlord for Landlord's review and approval in Landlord's reasonable discretion, provided that Landlord shall not be obligated to approve any Tenant Improvement which either (A) does not satisfy the requirements set forth above with respect to the space plan, or (B) are of a nature or character that, in Landlord's reasonable judgment, would not enhance the value of the Premises, or would have a negative effect on the value of the Premises, to a future tenant. Landlord's approval or disapproval of such Working Drawings and pallet, and Tenant's response thereto, shall follow the procedure described above with respect to the space plan, except that each time period shall be changed from five (5) business days to ten (10) business days. All items finally approved by Landlord pursuant to this Paragraph 5(a) are referred to herein collectively as "Tenant's Plans". Once approved by Landlord, no changes, modifications or alterations shall be made to Tenant's Plans without the prior written approval of Landlord, in Landlord's reasonable discretion but on the same terms, conditions, requirements and standards for approval set forth in this Paragraph 5(a) with respect to the Space Plan, Working Drawings and pallet.

           (b) PERMITS FOR TENANT IMPROVEMENTS. Within ten (10) business days after receipt of Landlord's final approval of the Working Drawings, Tenant's Architect shall submit them to the appropriate municipal authorities for all applicable building permits necessary to allow the Tenant Improvement Contractor (as defined below) to commence and fully complete the construction of the Tenant Improvements. Tenant shall be responsible for obtaining any building permit or certificate of occupancy for the Premises; provided that Landlord shall cooperate with Tenant in executing permit applications and performing other ministerial acts reasonably necessary to enable Tenant to obtain any such permit or certificate of occupancy.

      6. CONSTRUCTION OF TENANT IMPROVEMENTS. After receipt of Landlord's approval of Tenant's Plans and receipt of any necessary building permits, Tenant shall administer and diligently prosecute the construction of Tenant Improvements in accordance with the Warm Shell Plans and Tenant's Plans. Tenant shall contract with either Devcon Construction, Rudolph and Sletten, DPR or Webcor Builders, to act as general contractor for the Tenant Improvements. The general contractor selected to complete the Tenant Improvements in accordance with the preceding sentence shall be defined herein as the "Tenant Improvement Contractor". If Devcon Construction is not selected, Tenant shall ensure that the selected general contractor will work harmoniously with Landlord's contractor for the Base Building and with the Warm Shall Contractor and to ensure no interference with completion of the Base Building or Warm Shell Improvements, and any such interference shall constitute "Tenant Delay" hereunder. All Tenant Improvements shall be constructed using union labor for all trades. The construction contract for the Tenant Improvements (the "Tenant Improvement Contract") shall be in form and substance acceptable to Tenant and approved by Landlord in its reasonable discretion, and shall include, without limitation, requirements (i) that Tenant's Contractor carry such insurance as Landlord may reasonably require, and (ii) that Landlord, at Landlord's sole option, may succeed Tenant and enforce the Construction Contract in the event of a termination of the Lease. Both Landlord and Tenant shall have the full benefit of all contractor warranties in connection with the Warm Shell Improvements and the Tenant Improvements. Tenant shall direct and authorize Tenant's Contractors for the Warm Shell Improvements and for the Tenant Improvements to keep Landlord fully informed of the construction process for the Tenant Improvements by inviting Landlord to all project design and construction meetings and delivering to Landlord the minutes of all such meetings, and to provide Landlord with access to all documentation and other information in Tenant's Contractor's possession or control regarding construction of the Warm Shell Improvements and Tenant Improvements, as applicable, provided that Landlord shall not be obligated to monitor or inspect construction of the Warm Shell Improvements and/or Tenant Improvements or any information in connection therewith. All Warm Shell Improvements shall be constructed by Devcon Construction pursuant to the Warm Shell Contract, and all Tenant Improvements shall be constructed by the Tenant Improvement Contractor pursuant to the Tenant Improvement Contract, and Tenant shall be responsible for project management with respect to construction of the Warm Shell Improvements and the Tenant Improvements. Tenant shall not, at any time prior to or during the Term, directly or indirectly employ, or permit the employment of, any contractor, mechanic or laborer in the Premises, whether in connection with the Warm Shell Improvements, the Tenant Improvements, any Alterations made pursuant to the Lease, or otherwise, if it is reasonably foreseeable that such employment will materially interfere or cause any material conflict with other contractors, mechanics or laborers engaged in the construction, maintenance or operation of the Project by Landlord, Tenant or others. In the event of any such interference or conflict, Tenant, upon demand of Landlord, shall cause all contractors, mechanics or laborers causing such interference or conflict to immediately cease and desist from such interference or conflict. Installation of all Warm Shell Improvements and Tenant Improvements shall be coordinated with Landlord's contractor's schedule for the Base Building, and shall be handled in such a manner as to not interfere with or delay construction or completion of the Base Building.

      7.   TENANT'S ACCESS TO BASE BUILDING

           (a) INITIAL TENANT WORK DATE. Subject to the provisions of Paragraph 8, Landlord shall provide the Tenant Improvement Contractor with access to the Building for purposes of constructing the Tenant Improvements from and after the "Initial Tenant Work Date". To be deemed the "Initial Tenant Work Date" the following construction components of the Base Building need to be completed substantially in accordance with Landlord's Plans: (i) slab and footings in place; (ii) steel fully erected; (iii) upper floor decks and roof poured; (iv) roof membrane installed; (v) access to the Building provided to Tenant's contractors along with location for the construction trailers for Tenant's contractors; (vi) electrical power lines installed in conduit to the main electrical room in the Project Garage (the lines will be connected by the Tenant to the panel supplied by the Tenant); (vii) automatic fire sprinkler main riser installed; (viii) roof drain lines installed; (ix) water stubbed to the Project Garage from the city water main in the street; (x) underground conduit provided from the street to the Project Garage's primary electrical room (provided that Tenant, and not Landlord, will be responsible to pull the wire or cable as applicable); and (xi) the Building in water-tight condition, except that the glass and glazing for the Premises will not need to be completed in order for the Initial Tenant Work Date to occur. The glass and glazing for the Premises will be completed within forty-five days after the Initial Tenant Work Date, except for components of the glass and glazing that are dependent on completion of components of the Warm Shell Improvements and/or Tenant Improvements or that would interfere with the progress of the Warm Shell Improvements and/or Tenant Improvements, as reasonably determined by the Warm Shell Contractor and/or the Tenant Improvement Contractor, as applicable.

           (b) EARLY ACCESS START DATE. Subject to the provisions of Paragraph 8, Landlord shall provide the Warm Shell Contractor with access to the Building for purposes of constructing the Warm Shell Improvements prior to the Initial Tenant Work Date, at such times and under such terms and conditions as may be determined by Landlord's contractor for the Base Building. The date on which Tenant commences construction of the Warm Shell Improvements (which date shall be certified by the Warm Shell Contractor at the request of Landlord or Tenant) shall be defined herein as the "Start Date".

      8. SITE SUPERVISION AGREEMENT: While proceeding with Landlord's and Tenant's Work, all contractors hired by Landlord and Tenant shall conform with Landlord's contractor's schedule and work and shall be handled in such a manner as to maintain harmonious labor relations and as not to interfere with or delay the work of the other party's contractors. All Warm Shell Improvements and Tenant Improvements furnished and installed by Tenant shall not cause Landlord's contractor to be dependent upon Tenant's work in order for Landlord's contractor to complete his work on the Base Building. Tenant's contractors, subcontractors and labor shall be subject to approval by Landlord which approval shall not be unreasonably withheld or delayed and shall be subject to the reasonable administrative coordination by Landlord's general contractor and reasonable rules of the site. Contractors and subcontractors engaged by Landlord and Tenant shall employ men and means to insure, so far as may be possible, the progress of the work without interruption on account of strikes, work stoppage or similar causes for delay. Landlord shall give access and entry to the Premises to Tenant, the Warm Shell Contractor and the Tenant Improvement Contractor as and when provided in this Work Letter; provided, however, that if such entry is prior to the first day of the Term, such entry shall be subject to all of the terms and conditions of the Lease except payment of Base Rent and Additional Charges for Expenses and Taxes. Landlord and Tenant shall jointly prepare a punch list for the Base Building, Warm Shell Improvements and Tenant Improvements. Landlord and Tenant shall engage reputable contractors who will complete the work in a good and workmanlike manner and in accordance with relevant laws and codes. Both Landlord and Tenant shall have the full benefit of all contractor warranties.

      9. LANDLORD'S RIGHT TO INSPECT AND STOP WORK: Landlord and its agents may inspect the Tenant Improvements and the Warm Shell Improvements in the course of construction and on completion of the Tenant Improvements and/or Warm Shell Improvements, provided, however, that Landlord's failure to inspect the Tenant Improvements and/or Warm Shell Improvements shall in no event constitute a waiver of any of Landlord's rights hereunder nor shall Landlord's inspection of the Tenant Improvements and/or Warm Shell Improvements constitute Landlord's approval of the same. Landlord shall have the right to object to any material deviation from the Warm Shell Plans or Tenant's Plans not approved by Landlord in accordance with this Work Letter. Tenant shall cause such deviation to be corrected. If the deviation is material in the Landlord's reasonable judgment and may have an adverse affect on the Base Building, and if the deviation is not promptly corrected by Tenant, Landlord may cause such deviation to be remedied, at Tenant's expense and without liability to Tenant.

      10. COMPLIANCE WITH LAWS AND DDA. All of the Base Building improvements, Warm Shell Improvements and Tenant Improvements shall be installed in compliance with all applicable Laws, including, without limitation, and as applicable, the Americans with Disabilities Act and all Legal Requirements, and in compliance with the DDA and all requirements therein. All costs of such compliance shall be paid in the same manner as the improvements (i.e. Landlord shall pay all costs related to compliance by the Base Building improvements, and Tenant shall pay all costs related to compliance by the Warm Shell Improvements and the Tenant Improvements). Landlord's review and approval of Tenant's Plans shall not imply Landlord's review of the quality, design, code compliance or similar matters with respect to the Tenant Improvements; accordingly, notwithstanding that Tenant's Plans are reviewed by Landlord or its agents and notwithstanding any advice or assistance that may be rendered to Tenant by Landlord or Landlord's agents, Landlord shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in Tenant's Plans, except to the extent caused by material omissions or errors contained in Landlord's Plans for the Base Building or in the Warm Shell Plans.

      11. SUBSTANTIAL COMPLETION:

           (a) "SUBSTANTIAL COMPLETION" DEFINED. For purposes of this Work Letter and the Lease, (A) the Base Building shall be deemed "substantially complete" at such time as Landlord has completed work in accordance with Landlord's Plans subject to completion and correction of items on Landlord's architect's punch list, and certain other items which will not be completed until substantial completion of the Warm Shell Improvements and/or the Tenant Improvements (such as certain landscaping, and certain glass and glazing), (B) the Warm Shell Improvements shall be deemed "substantially complete" at such time as Tenant has completed work in accordance with the Warm Shell Plans, as certified by Tenant's architect (which certification shall be obtained promptly by Tenant upon such substantial completion), and (C) the Tenant Improvements shall be deemed "substantially complete" at such time as the Warm Shell Improvements are substantially complete, Tenant has completed work in accordance with the Tenant's Plans, as certified by Tenant's architect (which certification shall be obtained promptly by Tenant upon such substantial completion), and Tenant has obtained a certificate of occupancy from the City of Sunnyvale, subject only to the completion or correction of items on Tenant's architect's punch list (and exclusive of the installation of all telephone and other communications facilities and equipment and other finish work or decorating work to be performed by or for Tenant).

           (b) TENANT DELAY. If substantial completion of the Tenant Improvements, Warm Shell Improvements or Base Building is delayed due to any of the following (collectively, "Tenant Delays"), then the Delivery Date and/or Commencement Date, as applicable, shall be adjusted to reflect what the substantial completion date would have been if there had been no delay: (i) Tenant's failure to timely submit any items required by this Work Letter, including, without limitation, Tenant's Plans; (ii) Tenant Modifications; (iii) Tenant's failure to comply with Landlord's contractor's schedule; (iv) Tenant's or Tenant's Contractor's failure to comply with Paragraph 8, (v) Tenant's requested changes to the Tenant's Plans after they are approved by Landlord;
(vi) Tenant's request for materials, finishes or installations which require longer than thirty (30) days to complete; (vii) delays caused by Tenant in construction of the Warm Shell Improvements or the Tenant Improvements; or
(viii) any other event expressly constituting "Tenant Delay" pursuant to any provision of this Work Letter. Landlord shall give Tenant at least five (5) days prior notice if Landlord becomes aware that Tenant is in danger of causing a Tenant Delay, and if Tenant takes appropriate measures to prevent such delay within such five (5) day period, no adjustment to the Delivery Date or Commencement Date shall be made on account of such Tenant Delay; provided, however, that if such delay was not reasonably foreseeable by Landlord, the five
(5) day period for prior notice and opportunity to mitigate provided above shall be changed to forty-eight (48) hours after Landlord becomes aware of such delay or potential delay; and provided further, that no such notice shall be required if Tenant Delay results from Tenant's failure to perform any obligation within a specific date or time period (including, without limitation, any delay in delivery of Tenant's space plan or Working Drawings or non-compliance with Landlord's contractor's schedule), or from schedule changes resulting from Tenant Modifications of which Tenant is advised by Landlord's architect or contractor as provided in Paragraph 4, or from causes that, due to the parties' relative positions with respect to the construction process, are more likely to be foreseeable by Tenant than by Landlord.

           (c) CONTRACTOR DELAY. "Contractor Delay" shall occur if substantial completion of the Warm Shell Improvements is delayed directly as a result of unreasonable delay by Devcon Construction in completion of the Warm Shell Improvements, which delay occurs after the Delivery Date and before the

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

Commencement Date and does not result from Tenant's interference or delay in connection with completion of the Tenant Improvements or failure to make payment when due under the Warm Shell Contract, and provided that such delay in substantial completion could not have been mitigated by Tenant using commercially reasonable measures. Tenant shall give Landlord at least five (5) days prior notice if Tenant becomes aware that Landlord's Contractor is in danger of causing a Contractor Delay, and if Landlord takes appropriate measures to prevent such delay within such five (5) day period, no adjustment to the Commencement Date shall be made on account of such Contractor Delay; provided, however, that if such delay was not reasonably foreseeable by Tenant, the five
(5) day period for prior notice and opportunity to mitigate provided above shall be changed to forty-eight (48) hours after Tenant becomes aware of such delay or potential delay.

           (d) LANDLORD DELAY. "Landlord Delay" shall occur if either: (i) Landlord fails to complete the Base Building and/or other improvements on the Project that are required by the DDA, the Parking REA and/or the CC&Rs, and as a direct result of such failure Tenant is unable to obtain a temporary or permanent certificate of occupancy for the Premises upon substantial completion of the Tenant Improvements; or (ii) substantial completion of the Warm Shell Improvements or Tenant Improvements is delayed directly and solely as a result of any of the following and such delay could not have been mitigated by Tenant using commercially reasonable measures, which delay occurs after the Delivery Date and before the Commencement Date and does not result from Tenant's interference or delay in connection with completion of the Tenant Improvements or after a Tenant Default or Work Letter Draw Event: (a) subject to Paragraph 8 above, unreasonable interference by Landlord or Landlord's Contractor with the construction of the Warm Shell Improvements or the Tenant Improvements; (b) Landlord's failure to comply with any deadlines for response to, or submissions from, Tenant as required by this Work Letter; (c) any material Discretionary Changes to Landlord's Plans or the Warm Shell Plans after their final approval by applicable governmental entities (other than Tenant Modifications) that directly affect Tenant's Plans or the Tenant Improvements; and/or (d) Landlord failure to complete portions of the Base Building and/or other improvements on the Project that are Landlord's obligation to complete hereunder, and as a direct result of such failure Tenant and Tenant's contractors do not have access to the Premises to the extent required to complete the Warm Shell Improvements and/or Tenant Improvements. Tenant shall give Landlord at least five (5) days prior notice if Tenant becomes aware that Landlord is in danger of causing a Landlord Delay, and if Landlord takes appropriate measures to prevent such delay within such five (5) day period, no adjustment to the Commencement Date shall be made on account of such Landlord; provided, however, that if such delay was not reasonably foreseeable by Tenant, the five (5) day period for prior notice and opportunity to mitigate provided above shall be changed to forty-eight (48) hours after Tenant becomes aware of such delay or potential delay.

      12. COSTS.

           (a) WARM SHELL AND TENANT IMPROVEMENT COSTS. Tenant shall bear the cost of Tenant Improvements and Warm Shell Improvements, including, without limitation, costs in connection with space planning, preparing Tenant's Plans, engineering, plan checking, special inspections and testing, any consultants, and related permits and fees for Warm Shell Improvements and Tenant Improvements, but excluding costs for preparing the Warm Shell Plans. Landlord shall not be obligated to pay any portion of the cost of the Tenant Improvements, and Tenant shall be obligated to keep the Project free of all liens and claims relating to the design and construction of the Warm Shell Improvements and the Tenant Improvements

           (b) INSURANCE COSTS. Landlord has purchased Comprehensive Builder's Risk/Course of Construction insurance with respect to the Base Building, Warm Shell Improvements and Tenant Improvements, and Landlord shall keep such insurance in force during the course of construction of the Base Building, Warm Shell Improvements and/or the Tenant Improvements, with the same requirements as policies described in Paragraph 10(f) of the Lease for insurance to be carried by Landlord, but with appropriate adjustments to reflect that the Project is under construction. Tenant shall reimburse Landlord for the portion of the cost of such insurance that is attributable to the Warm Shell Improvements and the Tenant Improvements within twenty (20) days of receipt from Landlord of an invoice therefor as an Additional Charge.

      13. INDEPENDENT OBLIGATIONS/SECURITY FOR COMPLETION.

           (a) INDEPENDENT OBLIGATIONS. The parties acknowledge and agree as follows:

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

           (i) Although tenant's business plan and prospects for financial success look promising, Tenant's creditworthiness as a long-term tenant is significantly less substantial than the standard established by Landlord for the Project and for other tenants of affiliates of Landlord, especially taking into account the amount of space Tenant is leasing at the Project and the financial obligations and risks Landlord and the current Mortgagee are assuming and undertaking in reliance upon Tenant's performance of all of the obligations under the Lease and this Work Letter. By entering into the Lease with Tenant at this time, rather than with a more creditworthy tenant or tenants now or at a future date, Landlord's increased risks include, without limitation, increased risks related to (i) a potential Insolvency Proceeding or Tenant Default prior to completion of and/or full payment by Tenant for the Warm Shell Improvements and/or Tenant Improvements, (ii) potential lien claims by the Warm Shell Contractor, the Tenant Contractor, and/or subcontractors, laborers, materialmen and/or suppliers used for labor rendered and/or materials delivered with respect to the Warm Shell Improvements and/or Tenant Improvements (all of the foregoing collectively, "Tenant's Agents"), (iii) re-leasing costs (including, without limitation, tenant improvement costs, brokerage commissions, marketing costs, legal fees, and carrying costs during a re-leasing and/or tenant improvement build-out period) if Tenant Defaults prior to expiration of the Lease Term, (iv) loan defaults and/or difficulties in obtaining construction financing for the Building and/or permanent financing upon maturity of the existing loan and/or any additional construction financing, (v) personal liability of Landlord's principals under guaranties supporting existing and/or future construction or permanent loans, and (vi) loss of the investment made by Landlord's investors. In addition, in the event of a rejection of the Lease in an Insolvency Proceeding, the parties acknowledge that certain elements of Landlord's damages could be limited by Section 502(b)(6) of the Bankruptcy Code, to Rent reserved by the Lease for the greater of one year, or fifteen percent (not to exceed three years) of the remaining Term of the Lease, and that as a result of such limitation Landlord might not be adequately compensated, by recovery of damages under the Lease, for the risk incurred by Landlord and for Landlord's actual damages in the event of a Default in Tenant's obligations under this Work Letter.

           (ii) Landlord has previously obtained a loan, secured by an existing Mortgage, to finance, among other things, the acquisition of the Land, the construction of the Project Garage and other Project Common Area improvements, and the construction of Building 2. The Landlord cannot enter into the Lease without the prior consent of the existing Mortgagee. In addition, Landlord will need to obtain a construction loan for the Base Building in reliance on this Lease, including Tenant's obligation to complete and pay for the Tenant Improvements and Warm Shell Improvements as provided in this Work Letter.

           (iii) Landlord would not enter into the Lease, the current Mortgagee would not approve the Lease, and a construction lender would not make a construction loan for the Base Building, without absolute assurance (I) that the Tenant Improvements and Warm Shell Improvements will be completed at Tenant's sole cost and expense, with no right of Tenant to payment of any kind in the event of Lease termination; (II) that the Tenant Improvements and Warm Shell Improvements will be of an aggregate value of at least Sixty-Nine Dollars ($69) per square foot of the Premises; and (III) that the Tenant Improvements and Warm Shell Improvements will be of a nature and character as to enhance the value of the Premises to a new tenant if Landlord re-leases all or a portion of the Premises after Lease termination, rejection or expiration, or Landlord recapture pursuant to Paragraph 9(d) of the Lease, or any other termination of the Lease. A permanent lender would not make a loan secured by the Project on customary terms and conditions without lien-free completion of the Warm Shell Improvements and Tenant Improvements (or substantially similar credit or value enhancement) and occupancy by Tenant or other tenant(s) in a substantial portion of the Building prior to funding.

           (iv) In consideration of Landlord's acceptance of the increased risks inherent in Landlord's agreement to enter into the Lease at this time with Tenant, rather than with a more creditworthy tenant now or at some future time, and with the understanding of the limitations on damages under the Lease as a result of the Bankruptcy Code and of the requirements of the existing Mortgagee and future construction lenders and permanent lenders with respect to the Project, Tenant has agreed that Tenant's obligations under this Work Letter, including the completion of the Tenant Improvements and Warm Shell Improvements and payment of all costs thereof, shall be independent of, and in addition to, Tenant's obligations under the Lease. Tenant has further agreed to provide the TI Letter of Credit, in accordance with this Paragraph 13, to secure Tenant's independent obligations under this Work Letter, including the completion of the Tenant Improvements and Warm Shell Improvements and payment of all costs therefor.

           (b) OBLIGATIONS SECURED. Simultaneously with Tenant's execution of the Lease, Tenant shall deliver to Landlord one or more (but not to exceed a total of four, and in equal amounts) unconditional, irrevocable, transferable letter(s) of credit (collectively, the "TI Letter of Credit"), in an aggregate amount equal to the "TI Required Amount" (defined in Paragraph 13(e) below) and satisfying the requirements set forth in Paragraph 13(c) below. The TI Letter of Credit shall secure and insure the faithful performance by Tenant of all of the covenants, terms and conditions of this Work Letter, including, without limitation, Tenant's obligations to timely construct and pay for the Tenant Improvements and Warm Shell Improvements pursuant to, and in accordance with the terms of, this Work Letter.

           (c) REQUIREMENTS OF TI LETTER OF CREDIT. The TI Letter of Credit shall be issued by a financial institution acceptable to Landlord and any Mortgagee, in their respective sole discretion, and in form and substance acceptable to Landlord and any Mortgagee, in the reasonable exercise of their respective discretion, with an original term of no less than one year and automatic extensions through at least January 30, 2004 (the "TI Letter of Credit"). Landlord and any Mortgagee shall not unreasonably withhold their approval of such a financial institution if it is a national bank, or a bank branch located in the United States (with an office in the United States allowing the TI Letter of Credit to be presented to and paid by such office pursuant to procedures acceptable to Landlord in its reasonable discretion) with assets of the issuing bank or bank branch in excess of Twenty Billion Dollars ($20,000,000,000). If Landlord determines at any time, in good faith, either (I) that the issuing bank or bank branch has assets of less than Twenty Billion Dollars ($20,000,000,000), or (II) that the issuing bank or bank branch has or intends to close or cease operations from the issuing bank branch, then Landlord may require that Tenant replace the TI Letter of Credit with a TI Letter of Credit from a different financial institution acceptable to Landlord, in the reasonable exercise of its discretion, within ten (10) business days after Tenant's receipt of notice of such requirement from Landlord. The TI Letter of Credit shall (i) be a stand-by, at-sight, irrevocable letter of credit; (ii) be payable to Landlord, its Mortgagee or their assignees (any of the foregoing, the "Beneficiary"); (iii) require that any draw on the TI Letter of Credit shall be made only upon receipt by the issuer of a letter signed by a purported authorized representative of the Beneficiary certifying that the Beneficiary is entitled to draw on the TI Letter of Credit pursuant to this Work Letter; (iv) allow partial draws; and (v) provide that it is governed by the Uniform Customs and Practice for Documentary Credits (1993 revisions) or the International Standby Practices (ISP 98). Tenant shall keep the TI Letter of Credit, at its expense, in full force and effect until the later of January 30, 2004, or the sixtieth (60th) day after Tenant's satisfaction of all of its obligations under this Work Letter. The TI Letter of Credit shall provide at least thirty (30) days' prior written notice to Landlord and the Beneficiary of cancellation or material change thereof.

           (d) WORK LETTER DRAW EVENTS.

              (i) "WORK LETTER DRAW EVENT" DEFINED. A "Work Letter Draw Event" shall mean any of the following: (I) Tenant is the subject of an Insolvency Proceeding; (II) a Default occurs under the Lease or this Work Letter when Tenant is in Chronic Default under the Lease or in Work Letter Chronic Default (as defined below); (III) the TI Letter of Credit is not replaced with a TI Letter of Credit from a different financial institution if and when required by Paragraph 13(c); (IV) the TI Letter of Credit is not extended within thirty (30) days prior to its expiration; (V) A Default occurs under the Lease or this Work Letter; (VI) Tenant terminates either the Warm Shell Contract or the Tenant Improvement Contract without Landlord's prior consent, or defaults under either such contract or any substitute thereof and does not cure such default within the longer of the applicable cure period under such contract or five (5) days after such default occurs; (VII) Tenant fails to deliver Tenant's space plan, Working Drawings, or any other item required to be delivered pursuant to Paragraph 5 of this Work Letter on or before the date specified for such delivery;
      (VIII) Tenant fails to commence construction of the Warm Shell Improvements within thirty (30) days after the date specified in Landlord's Contractor's schedule (subject to delay, not to exceed thirty
      (30) additional days, caused by Force Majeure Events); (IX) Tenant fails to commence construction of the Tenant Improvements within thirty (30) days after the Delivery Date (subject to delay, not to exceed thirty (30) additional days, caused by Force Majeure Events); (X) and (X) Tenant fails to complete the Tenant Improvements and Warm Shell Improvements within the later of (A) one hundred eighty (180) days after the Delivery Date, and
      (B) two hundred forty (240) days after the first to occur of the Delivery Date or the

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

      Start Date (as defined in Paragraph 7(b) below), in either case subject to delay, not to exceed ninety (90) additional days, caused by Force Majeure Events, provided that if Landlord reasonably determines that Tenant is diligently pursuing construction of the Tenant Improvements and Warm Shell Improvements, Landlord shall allow Tenant an additional thirty (30) days to complete the Tenant Improvements and Warm Shell Improvements. Tenant shall be in "Work Letter Chronic Default" under this Work Letter at any time that Landlord has delivered a notice of Tenant's failure to perform any of its obligations under this Work Letter more than two (2) times, regardless in each case of whether such failure was cured by Tenant within any applicable grace or cure period; provided, however, that any such notice of failure to perform relating to a non-monetary failure to perform which was disputed, in good faith, by Tenant and ultimately determined (by agreement of the parties, arbitration or judicial action) not to be a violation of this Work Letter shall not be considered for purposes of determining whether such condition has been met.

              (ii) LANDLORD OPTIONS. If a "Work Letter Draw Event" occurs, Landlord shall have the following rights and remedies, any of which Landlord may elect to pursue in Landlord's sole discretion at any time after such Draw Event (subject to the limitations set forth in (B) below):

                    (A) Landlord may, at Landlord's sole option and without any obligation to do so, and without waiving or releasing Tenant from any obligations of Tenant under this Work Letter or under the Lease, perform any of Tenant's obligations under this Work Letter, at Tenant's cost and expense. At any time after a Work Letter Draw Event occurs, Landlord or the Beneficiary, at its option, may present its written demand for payment of the entire face amount of the TI Letter of Credit and the funds so obtained shall become due and payable to the Beneficiary, and funds so obtained may be used, at Landlord's sole option, (A) to reimburse Landlord for costs incurred by Landlord in connection with performance of Tenant's obligations pursuant to this Paragraph 13(d)(ii)(A); and/or (B) to complete all, or such portion as Landlord may elect, of the Tenant Improvements and/or Warm Shell Improvements contemplated by this Work Letter or, in lieu of all or any portion thereof, any other improvements or alterations to the Premises; and/or (C) to compensate Landlord for damages incurred, or to reimburse Landlord as provided herein, in connection with or as a result of any Work Letter Draw Event. Landlord or the Beneficiary may make partial draws on the TI Letter of Credit as needed to pay for the Tenant Improvements and/or Warm Shell Improvements or any other improvements or alterations to the Premises, and/or to reimburse Landlord for costs incurred with respect to performance of Tenant's obligations under this Work Letter, and/or to compensate Landlord for damages incurred with respect to or as a result of any Work Letter Draw Event.

                    (B) Subsequent to, in addition to and/or in lieu of Landlord's remedy set forth in Paragraph 13(d)(ii)(A) above and any other remedies available to Landlord under this Work Letter, the Lease and/or applicable Laws, Landlord may terminate the Lease and this Work Letter, and present (or cause the Beneficiary to present) its written demand for payment of the entire face amount of the TI Letter of Credit at any time after either (I) a Work Letter Draw Event set forth in clause (I), (II), (III) or (IV) occurs; or (II) any other Work Letter Draw Event has occurred, Landlord has delivered written notice to Tenant of such Work Letter Draw Event, and Tenant has not cured the circumstances underlying such Work Letter Draw Event within twenty
          (20) days after receipt of such written notice from Landlord. The funds so obtained shall be due and payable to Landlord (or the Beneficiary) as liquidated damages for Tenant's failure to perform its obligations under this Work Letter; provided that, at Tenant's request, Landlord shall reimburse Tenant, from the TI Letter of Credit proceeds only, for any costs incurred by Tenant prior to the Draw Event for construction of the Tenant Improvements and/or Warm Shell Improvements, to the extent Tenant provides Landlord with reasonable documentation of the payment of such costs and appropriate lien waivers from parties paid.

          IF LANDLORD TERMINATES THE LEASE AND THIS WORK LETTER PRIOR TO COMPLETION OF TENANT'S OBLIGATIONS UNDER THIS WORK LETTER, LANDLORD SHALL RETAIN THE NET PROCEEDS OF THE TI LETTER OF CREDIT AFTER REIMBURSEMENT TO TENANT FOR CERTAIN COSTS PREVIOUSLY INCURRED BY

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

          TENANT AS PROVIDED IN THE PRECEDING SENTENCE (THE "NET PROCEEDS") AS LIQUIDATED DAMAGES. THE PARTIES AGREE THAT LANDLORD'S ACTUAL DAMAGES WOULD BE DIFFICULT OR IMPOSSIBLE TO DETERMINE IF TENANT DEFAULTS IN ITS OBLIGATIONS UNDER THIS WORK LETTER, AND THE AMOUNT OF THE NET PROCEEDS IS THE BEST ESTIMATE OF THE AMOUNT OF DAMAGES LANDLORD WOULD SUFFER FOR FAILURE OF TENANT TO COMPLETE ITS OBLIGATIONS UNDER THIS WORK LETTER. THE PROVISIONS OF THIS PARAGRAPH 13(d)(ii)(B) SHALL NOT AFFECT ANY OTHER RIGHTS OR REMEDIES OF LANDLORD WITH RESPECT TO ANY DEFAULT OR FAILURE OF TENANT TO PERFORM ANY OTHER OBLIGATIONS UNDER THE LEASE. THE PARTIES WITNESS THEIR AGREEMENT TO THIS LIQUIDATED DAMAGES PROVISION AND THIS LIMITATION OF REMEDIES PROVISION BY INITIALLING BELOW:

          LANDLORD: /s/ JM                           TENANT: /s/ DD, JH

               (iii) REPLACEMENT. If Landlord or the Beneficiary uses any portion of the TI Letter of Credit, or the cash security deposit resulting from a draw on the TI Letter of Credit, to cure any failure of performance by Tenant hereunder, to complete the Tenant Improvements and/or Warm Shell Improvements and/or other improvements, and/or for any other reason permitted or contemplated by this Paragraph 13, Tenant shall provide a replacement TI Letter of Credit in the TI Required Amount within ten (10) days of notice from Landlord or the Beneficiary, and Tenant's failure to do so shall be a Default hereunder and under the Lease without benefit of grace or cure periods. Any unused portion of the funds so obtained by Landlord or the Beneficiary shall be returned to Tenant upon replacement of the TI Letter of Credit in the full TI Required Amount.

          (e) TI REQUIRED AMOUNT. The term "TI Required Amount" initially shall mean Fourteen Million Two Hundred Thousand Dollars ($14,200,000), provided, however, that at such time as Tenant enters into construction contracts for both the Warm Shell Improvements and the Tenant Improvements, if the total aggregate cost of the Warm Shell Improvements and the Tenant Improvements (as reflected in such contracts) is less than Sixty-Nine Dollars per rentable square foot of the Rentable Area ($69/RSF) (the "Minimum Value"), and if Landlord has previously approved such reduced cost in Landlord's sole discretion in accordance with Paragraph 4 of this Work Letter, the TI Required Amount shall be decreased by the difference between the Minimum Value and the aggregate cost of the Warm Shell Improvements and the Tenant Improvements as reflected in Tenant's construction contract, and the amount of such decrease shall be added to the Required Amount of the Letter of Credit required by Paragraph 43 of the Lease. Tenant shall deliver to Landlord or the Beneficiary either an amendment to the Letter of Credit, or a replacement Letter of Credit, in the increased TI Required Amount within ten (10) days after Tenant enters into the last of the Warm Shell Contract and the Tenant Improvement Contract.

          (f) RETURN OF LETTER OF CREDIT.

              (i) MULTIPLE TI LETTERS OF CREDIT. If Tenant provides multiple letters of credit to collectively serve as the TI Letter of Credit, so long as no Work Letter Draw Event has occurred each such letter of credit shall be returned to Tenant at such time as Landlord has determined that all of the following have occurred with respect to such letter of credit: (A) Tenant has spent an amount on the Warm Shell Improvements and/or Tenant Improvements that is at least equal to the aggregate of the face amount of the letter of credit being returned plus the face amount of any letter(s) of credit previously returned to Tenant; (B) the remaining letter(s) of credit constituting the TI Letter of Credit that Landlord or the Beneficiary continue to hold are in an aggregate amount that is not less than the remaining cost (as determined by Landlord in its reasonable discretion) to complete the Warm Shell Improvements and/or Tenant Improvements (including retention amounts); (C) Tenant has provided Landlord with paid receipts and/or such other evidence of payment as Landlord may request from all of Tenant's Agents in an aggregate amount of not less than the aggregate amount of all letters of credit constituting the TI Letter of Credit (including the letter of credit then being returned) that have been returned to Tenant at such time; and (D) Tenant has provided Landlord with executed unconditional mechanic's lien releases from all of Tenant's Agents, in the statutory form, with respect to all sums paid to date by Tenant and in an amount of not less than the aggregate amount of all letters of credit constituting the TI Letter of Credit (including the letter of credit then being returned) that have been returned to Tenant at such time.

              (ii) FINAL TI LETTER OF CREDIT. The TI Letter of Credit (or, if Tenant provides multiple letters of credit, the final letter of credit) shall be returned to Tenant, and Tenant's obligations under this Paragraph 13 shall terminate, at such time as all of the following have occurred: (A) Tenant has spent at least the TI Required Amount on the Warm Shell Improvements and/or Tenant Improvements; (B) Tenant has completed and/or paid for all Tenant Modifications (including any retention amounts); and (C) Tenant has provided Landlord with the following items with respect to all of the Warm Shell Improvements and Tenant Improvements, and all of the Tenant Modifications which are made by or on behalf of Tenant: (I) "as-built" drawings signed by either Tenant's architect or contractor; (II) final punch list signed off by both Tenant and Landlord and/or their architects; (III) written certification from Tenant's architect and/or contractor that the Warm Shell Improvements, Tenant Improvements and Tenant Modifications are substantially complete in accordance with the Warm Shell Plans and/or Tenant's Plans, as applicable, and a copy of the certificate of occupancy; (IV) evidence satisfactory to Landlord and any Mortgagee that all potential lien claimants have been fully paid (including retention amounts) and release their lien claims, which evidence shall be sufficient for any Mortgagee to obtain an acceptable endorsement to its title insurance policy insuring lien-free completion of the Warm Shell Improvements, the Tenant Improvements and any Tenant Modifications, and (V) a certificate of occupancy for the entire Premises from the City of Sunnyvale. Landlord shall return the remaining TI Letter of Credit to Tenant within sixty
          (60) days after all of the conditions set forth in this clause (v) have been satisfied to the reasonable satisfaction of Landlord and any Mortgagee(s).

               (g) ASSIGNMENT OF LETTER OF CREDIT/MORTGAGEE. Landlord shall be entitled to assign the TI Letter of Credit and its rights thereto from time to time in connection with an assignment of this Lease to a Mortgagee as security for the obligations of Landlord to such Mortgagee, or in connection with a sale or other transfer of Landlord's interest in all or a portion of the Project (provided that, in each instance, Landlord pays any bank fees associated with any transfer of the TI Letter of Credit). Tenant shall cooperate with Landlord in connection with any modifications of or amendments to the TI Letter of Credit that may be reasonably requested by any Mortgagee and/or in connection with any such assignment. At Landlord's sole election, Landlord may also direct Tenant to cause the TI Letter of Credit to directly name a Mortgagee as the sole beneficiary thereunder.

               (h) THREE PARTY AGREEMENT. Simultaneously with Tenant's execution of the Tenant Improvement Contract and the Warm Shell Contract, Tenant shall enter into, and shall cause each of the Warm Shell Contractor and the Tenant Improvement Contractor to enter into, an agreement with Landlord and Tenant, in form and substance reasonably satisfactory to Landlord (the "Three Party Agreement"). The Three Party Agreement shall provide that, if a Work Letter Draw Event occurs, Landlord shall have the option to either (I) terminate the existing Tenant Improvement Contract and/or Warm Shell Contract, as applicable, after paying the applicable general contractor for all completed work from the proceeds of the TI Letter of Credit, to the extent they are available to Landlord; or (II) assume Tenant's obligations under the existing Tenant Improvement Contract and/or Warm Shell Contract, as applicable; or (III) terminate the existing Tenant Improvement Contract and/or Warm Shell Contract, as applicable, as provided in (I) above and enter into a new contract with the applicable general contractor for completion of the Tenant Improvements, Warm Shell Improvements, and/or any other alterations or improvements to the Premises. In addition, the Three Party Agreement shall provide for notice to Landlord of any amendment, termination, default or failure to perform under the applicable contract, and grant Landlord the right to cure any default or failure to perform by Tenant, at Landlord's sole option.

               (i) ADDITIONAL OBLIGATIONS. The TI Letter of Credit described in this Paragraph 13, and Tenant's obligations and Landlord's rights with respect thereto, shall be in addition to any Letter of Credit or other security deposit provided by Tenant under the Lease pursuant to Paragraph 43 of the Lease to secure Tenant's obligations under the Lease. The amount of the TI Letter of Credit shall not limit Tenant's obligations under this Work Letter.

      14. TENANT'S DELIVERIES: Within sixty (60) days following substantial completion of the Tenant Improvements, Tenant shall provide to Landlord the following: (x) "as-built" drawings signed by either Tenant's architect or Tenant's Contractor; (y) final punch list signed off by both Tenant and Landlord and/or their architects;

and (z) written certification from Tenant's architect and/or Tenant's Contractor that the work is complete and meets all applicable building codes, and a copy of the certificate of occupancy.

      15. DEFAULT BY TENANT: Notwithstanding any provision to the contrary contained in the Lease, if a Default occurs prior to completion of the Tenant Improvements, then all obligations of Landlord under the terms of this Work Letter shall be forborne until such time as such Default is cured pursuant to the terms of the Lease. Any delay in construction resulting from Landlord's exercise of its rights under this Paragraph 15 shall constitute "Tenant Delay".

      16. DISPUTE RESOLUTION. If Landlord and Tenant disagree concerning any issues used to determine the Delivery Date or the Commencement Date, and the parties are unable to resolve that dispute within thirty (30) days after Tenant occupies the Premises, the dispute shall be submitted for resolution pursuant to this Paragraph 16. Notwithstanding the foregoing, during the pendency period of any arbitration initiated pursuant to this Paragraph 16, Tenant shall pay Monthly Base Rent and Additional Charges from and after the Commencement Date as determined by Landlord; provided, however, that such payment shall be without prejudice to the ultimate determination of that issue.

        ANY CONTROVERSY OR CLAIM ARISING OUT OF THE MATTERS EXPRESSLY MADE SUBJECT TO ARBITRATION PURSUANT TO THIS WORK LETTER SHALL BE SETTLED BY ARBITRATION CONDUCTED IN SAN MATEO OR SANTA CLARA COUNTY, CALIFORNIA, IN ACCORDANCE WITH THE COMMERCIAL RULES OF THE AMERICAN ARBITRATION ASSOCIATION, AND JUDGMENT ON THE AWARD RENDERED BY THE ARBITRATOR(S) MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. THE PREVAILING PARTY IN SUCH ARBITRATION SHALL BE ENTITLED TO ATTORNEYS' FEES AND COSTS.

        NOTICE: BY INITIALING IN THE SPACE BELOW YOU ARE AGREEING TO HAVE ANY DISPUTE ARISING OUT OF THIS WORK LETTER DECIDED BY NEUTRAL ARBITRATION AS PROVIDED BY CALIFORNIA LAW AND YOU ARE GIVING UP ANY RIGHTS YOU MIGHT POSSESS TO HAVE THE DISPUTE LITIGATED IN A COURT OR JURY TRIAL. BY INITIALING IN THE SPACE BELOW YOU ARE GIVING UP YOUR JUDICIAL RIGHTS TO DISCOVERY AND APPEAL, UNLESS THOSE RIGHTS ARE SPECIFICALLY INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION. IF YOU REFUSE TO SUBMIT TO ARBITRATION AFTER AGREEING TO THIS PROVISION, YOU MAY BE COMPELLED TO ARBITRATE UNDER THE AUTHORITY OF THE CALIFORNIA CODE OF CIVIL PROCEDURE. YOUR AGREEMENT TO THIS ARBITRATION PROVISION IS VOLUNTARY.

        WE HAVE READ AND UNDERSTAND THE FOREGOING AND AGREE TO SUBMIT DISPUTES ARISING OUT OF THE MATTERS INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION TO NEUTRAL ARBITRATION.

        Consent to neutral arbitration by: /s/ JM  Landlord  /s/ DD, JH  Tenant

        17. DEFINED TERMS. All capitalized terms not defined in this Work Letter shall have the meanings given them in the Lease.

                                  EXHIBIT "D"


                              RULES AND REGULATIONS

        1. No sign, placard, picture, name, advertisement or notice visible from the exterior of the Premises shall be inscribed, painted, affixed, installed or otherwise displayed by Tenant either on the Premises or any part of the Building or Project without the prior written consent of Landlord, and Landlord shall have the right to remove any such sign, placard, picture, name, advertisement or notice without notice to and at the expense of Tenant. If Landlord shall have given such consent to Tenant at any time, whether before or after the execution of the Lease, such consent shall not in any way operate as a waiver or release of any of the provisions hereof or of the Lease, and shall be deemed to relate only to the particular sign, placard, picture, name, advertisement or notice so consented to by Landlord and shall not be construed as dispensing with the necessity of obtaining the specific written consent of Landlord with respect to any other such sign, placard, picture, name, advertisement or notice. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved by Landlord.

        2. No curtains, draperies, blinds, shutters, shades, screens or other coverings, awnings, hangings or decorations shall be attached to, hung or placed in, or used in connection with, any window, door or patio on the Premises without the prior written consent of Landlord. In any event with the prior written consent of Landlord, all such items shall be installed inboard of Landlord's window coverings and shall not in any way be visible from the exterior of the Building. No articles shall be placed or kept on the window sills so as to be visible from the exterior of the Building. No articles shall be placed against glass partitions or doors which might appear unsightly from outside the Building.

        3. During the continuance of any invasion, mob, riot, public excitement or other circumstance rendering such action advisable in Landlord's opinion, Landlord reserves the right to prevent access to the Building by closing the doors, or otherwise, for the safety of tenants and protection of the Building and property in the Building.

        4. Tenant shall see that the doors of the Premises are closed and securely locked and must observe strict care and caution that all water faucets or water apparatus are entirely shut off before Tenant or its employees leave such Premises, and that all utility switches over which Tenant has control shall likewise be carefully shut off (other than as required for security or safety purposes), so as to prevent waste or damage, and for any default or carelessness the Tenant shall make good all injuries sustained by other tenants or occupants of the Building or Project or Landlord. On multiple-tenancy floors, all tenants shall keep the door or doors to the Building corridors closed at all times except for ingress and egress.

        5. Tenant shall keep and cause to be kept closed all window coverings when necessary because of the sun's position.

        6. Tenant shall not alter any lock or access device or install a new or additional lock or access device or any bolt on any door of the Premises without prior written notice to Landlord, and shall immediately provide Landlord with new keys or other access devises upon such alteration or installation.

        7. Tenant shall not make or have made additional copies of any keys or access devices provided by Landlord but shall instead obtain any necessary additional keys or devices from Landlord.. Tenant, upon the termination of the tenancy, shall deliver to Landlord all the keys or access devices for the Building, offices, rooms and toilet rooms which shall have been furnished to Tenant or which Tenant shall have had made. In the event of the loss of any keys or access devices so furnished by Landlord, Tenant shall pay Landlord the actual cost (including rekeying if necessary) therefor.

        8. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from the violation of this rule by Tenant or Tenant's employees or invitees shall be borne by Tenant.

        9. Tenant shall not use or keep in the Premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material other than limited quantities necessary for the operation or maintenance of office or office equipment, and Tenant's emergency diesel generator. Tenant shall not use any method of heating or air conditioning other than supplied or approved by Landlord.

        10. Tenant shall not use, keep or permit to be used or kept in the Premises any foul or noxious gas or substance or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be brought or kept in or about the Premises or the Building.

        11. Except as provided in Paragraph 7 or consented to by Landlord, no cooking shall be done or permitted by Tenant on the Premises (except that use by the Tenant of Underwriter's Laboratory approved equipment for the preparation of coffee, tea, hot chocolate and similar beverages for Tenant and its employees shall be permitted, provided that such equipment and use are in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations), nor shall Premises be used for lodging.

        12. The Premises shall not be used for lodging. Landlord will allow cooking with UL approved cooking equipment, approved by Landlord, which approval shall not be unreasonably withheld.

        13. If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain and comply with Landlord's reasonable instructions in their installation.

        14. Except as allowed by, and then in accordance with, the express provisions of the Lease, Tenant shall not install any radio or television antenna, loudspeaker or any other device on the exterior walls or the roof of the Building. Tenant shall not interfere with radio or television broadcasting or reception from or in the Building or elsewhere.

        15. Tenant shall not lay linoleum, tile, carpet or any other floor covering so that the same shall be affixed to the floor of the Premises in any manner except as approved in writing by Landlord. The expense of repairing any damage resulting from a violation of this rule by Tenant or Tenant's contractors, employees or invitees or the removal of any floor covering shall be borne by Tenant. Tenant shall use chair pads if needed to avoid excess wear and tear to the floor coverings.

        16. Landlord shall have the right to prescribe the weight, size, and position of all safes, furniture or other heavy equipment brought into the Building. Safes or other heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as determined by Landlord to be necessary to properly distribute the weight thereof. Landlord will not be responsible for loss of or damage to any such safe, equipment or property from any cause, and all damage done to the Building by moving or maintaining any such safe, equipment or other property shall be repaired at the expense of Tenant.

        17. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any tenants in the Building shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Building must be acceptable to Landlord.

        18. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Tenant shall not deface the Premises or any part thereof. Tenant may hang pictures on walls in the Premises. Any damage to the walls caused by molley bolts, or like hanging materials, will be repaired by Tenant.

        19. There shall not be used in any space, or in the public areas of the Building or Project, either by Tenant or others, any hand trucks except those equipped with rubber tires and side guards or such other material-handling equipment as Landlord may approve. No other vehicles of any kind shall be brought by Tenant into or kept in or about the Premises.

        20. Tenant shall store all trash and garbage within either the interior of the Premises or within any trash enclosures in the Project Common Area that are designated by, and constructed by, Landlord. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the jurisdiction in which the Premises is located, without violation of any law or ordinance governing such disposal. All trash, garbage and refuse disposal shall be made only through entryways and elevators provided for such purposes and at such times as Landlord shall designate.

        21. Canvassing, soliciting, distribution of handbills or any other written material and peddling in the Building or Project are prohibited, and Tenant shall cooperate to prevent the same. Tenant shall not make room-to-room solicitation of business from other tenants in the Building or Project.

        22. Landlord shall have the right, exercisable upon reasonable advance notice and without liability to Tenant, to change the name and address of the Building or Project.

        23. Landlord reserves the right to exclude or expel from the Building or Project any person who, in Landlord's judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the rules or regulations of the Building.

        24. Without the prior written consent of Landlord, Tenant shall not use the name of the Building or Project in connection with or in promoting or advertising the business of Tenant except as Tenant's address. Tenant may use Project's name on its stationery and business cards.

        25. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

        26. Tenant assumes any and all responsibility for protecting the Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed, unless caused by the gross negligence or willful misconduct of Landlord, its agents, servants, or employees ("Landlord Parties").

        27. The requirements of Tenant will be attended to only upon application at the office of the Building or Project by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord.

        28. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all tenants of the Building or Project.

        29. Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for safety and security, for care and cleanliness of the Building and Project and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations hereinafter stated and any additional rules and regulations which are adopted and which are not contrary to Tenant's rights under the Lease. No new Rule or Regulation shall be designed to discriminate solely against Tenant.

        30. Tenant shall be responsible for the observance of all of the foregoing Rules and Regulations by Tenant's employees, agents, clients, customers, invitees and guests.

        31. Tenant shall not use the Project Common Areas for any gathering, party, picnic or similar functions without Landlord's prior written consent, not to be unreasonably withheld or delayed. Any such consent shall be conditioned upon Tenant indemnifying, defending and holding Landlord harmless against any personal injury, death or damages to the Project or any portion thereof or any other property of Landlord or any other tenants in the building or any other party as a result of the function, and to paying to Landlord as an Additional Charge any costs incurred by Landlord in connection with such event. Prior to any such gathering, party, picnic or similar function, Tenant shall provide Landlord with evidence of insurance, in the form and liability amounts reasonably required by Landlord, covering the foregoing indemnification obligations.

        32. Unless otherwise defined, terms used in these Rules and Regulations shall have the same meaning as in the Lease.

        33. Wherever Landlord's consent, approval, agreement or authorization is required under these Rules and Regulations, Landlord shall not unreasonably withhold, delay or condition such consent, approval, agreement or authorization. Wherever Landlord's judgment, opinion or discretion is exercised with respect to any of these Rules and Regulations, Landlord shall exercise reasonable judgment, opinion or discretion.

                                   EXHIBIT "E"

                           TENANT ESTOPPEL CERTIFICATE


To:
   -------------------------------

   -------------------------------

   -------------------------------
   Attention:
             ---------------------

Re:
   -------------------------------

1. The undersigned, as Tenant of approximately _______ square feet of space (the "Premises") under that certain Lease dated ____________________, ______ (the "Lease") made with ____________________________, Landlord, covering space in Landlord's building (the "Building") in __________________ County, ___________________, known as _________________________________________, hereby certifies as follows:

        (a) That attached hereto as Exhibit "A" is a true, correct and complete copy of the Lease, together with all amendments thereto;

        (b) That the Lease is in full force and effect and has not been modified, supplemented or amended in any way except as set forth in Exhibit "A." The interest of the undersigned in the Lease has not been assigned or encumbered;

        (c) That the Lease, as amended as indicated in Exhibit "A," represents the entire agreement between the parties as to said leasing, and that there are no other agreements, written or oral, which affect the occupancy of the Premises by the undersigned;

        (d) That all insurance required of the undersigned under the Lease has been provided by the undersigned and all premiums have been paid;

        (e) That the commencement date of the term of the Lease [was ________________, _____][PRE-OCCUPANCY: will be determined as follows:
____________________________________];

        (f) That the expiration date of the term of the Lease [is __________________, _____, including any presently exercised option or renewal term][PRE-OCCUPANCY: will be determined as follows: _________________], and that the undersigned has no rights to renew, extend or cancel the Lease or to lease additional space in the Premises or the Building, except as expressly set forth in the Lease;

        (g) That in addition to the Premises, the undersigned has the right to use or rent _______ parking spaces in or near the Building during the term of the Lease;

        (h) That the undersigned has no option or preferential right to purchase all or any part of the Premises (or the land or Building of which the Premises are a part), and has no right or interest with respect to the Premises or the Building other than as Tenant under the Lease (except as specified in ____________, a copy of which is attached hereto).

        (i) That all conditions of the Lease to be performed by Landlord and necessary to the enforceability of the Lease have been satisfied. [PRE-OCCUPANCY: The following conditions to commencement of the Lease Term remain to be satisfied by Landlord and/or Tenant:
___________________________________.] On this date there are no existing defenses, offsets, claims or credits which the undersigned has against the enforcement of the Lease except for prepaid rent through ____________ (not to exceed one month);

        (j) That all contributions required by the Lease to be paid by Landlord to date for improvements to the Premises have been paid in full. All improvements or work required under the Lease to be made by Landlord to date, if any, have been completed to the satisfaction of the undersigned. Charges for all labor and materials used or furnished in connection with improvements and/or alterations made for the account of the undersigned in the Building have been paid in full. The undersigned has accepted the Premises, subject to no conditions other than those set forth in the Lease. The undersigned has entered into occupancy of the Premises;

        (k) That the annual minimum rent currently payable under the Lease is $________________ and such rent has been paid through _______________________;

        (l) That additional rent is payable under the Lease for (i) operating, maintenance or repair expenses, (ii) property taxes, and (iii) consumer price index cost of living adjustments (subject to minimum and maximum annual adjustments as provided in the Lease). The base year amounts for additional rental based on the consumer price index are as follows: __________________ (indicate base year CPI level). Tenant's share of operating, maintenance, repair and insurance costs is computed as follows: _______. Tenant's share of property taxes is computed as follows: ________.

        (m) That the undersigned has made no agreement with Landlord or any agent, representative or employee of Landlord concerning free rent, partial rent, rebate of rental payments or any other similar rent concession (except as expressly set forth in _______________________________, a copy of which is attached hereto). No rents have been prepaid more than one (1) month in advance and full rental, including basic minimum rent, if any, has commenced to accrue;

        (n) That there are no defaults by the undersigned or Landlord under the Lease, and no event has occurred or situation exists that would, with the passage of time, constitute a default under the Lease;

        (o) That the undersigned has paid to Landlord a security deposit in the amount of $_______________________;

        (p) That the undersigned has all governmental permits, licenses and consents required for the activities and operations being conducted or to be conducted by it in or around the Building;

        (q) That as of this date there are no actions, whether voluntary or otherwise, pending against the undersigned or any guarantor of the Lease under the bankruptcy or insolvency laws of the United States or any state thereof.

2. The undersigned represents and warrants that it has not used, generated, released, discharged, stored or disposed of any Hazardous Material on, under, in or about the Building or the land on which the Building is located, except for such substances of a type and only in a quantity normally used in connection with the ordinary and commercially reasonable occupancy or operation of buildings (such as non-flammable cleaning fluids and supplies normally used in the day-to-day operation of first class establishments similar to the Improvements), which substances are being held, stored, and used in strict compliance with federal, state, and local laws. Except for any such legal and commercially reasonable use by the undersigned, to the best of the undersigned's knowledge, no Hazardous Material is present or has been used, generated, released, discharged, stored or disposed of by any party, on, under, in or about such Building or land. To the best of the undersigned's knowledge, the use, maintenance and operation of the Premises complies with, and will at all times comply with, all applicable federal, state, county or local statues, laws, rules and regulations of any governmental authorities relating to Hazardous Materials and/or other environmental, health or safety matters (being hereinafter collectively referred to as "Environmental Laws"). Tenant has not received any notices, written or oral, of violation of any Environmental Law or of any allegation which, if true, would contradict anything contained herein and there are not writs, injunctions, decrees, orders or judgments outstanding, no lawsuits, claims, proceedings or investigations pending or threatened, relating to the use, maintenance or operation of the Premises, nor is Tenant aware of a basis for any such proceeding. As used herein, "Hazardous Material" means any substance, material or waste (including petroleum and petroleum products) which is designated, classified or regulated as being "toxic" or "hazardous" or a "pollutant" or which is similarly designated, classified or regulated under any federal, state or local law or ordinance.

3. The undersigned hereby agrees:

        (a) To send a copy of any notice or demand given or made to Landlord pursuant to the provisions of the Lease to ___________ ("Lender"), who is or will be the owner and holder of a mortgage or deed of trust on the demised premises, or its assignee upon being notified in writing of such assignee's name and address. Lender's copy of said notice or demand shall be sent by certified mail at the same time the notice or demand is sent to Landlord, to _________________, Attention: _______________.

        (b) To give to the holder of said mortgage or deed of trust a reasonable period of time, but in no event less than sixty (60) days or such longer period of time as may be provided in the Lease, to cure any default complained of in said notice or demand;

        (c) That no consent of Landlord to any modification or assignment of the Lease, or any release of any party having liability under the Lease, or any termination of the Lease (other than in accordance with the express terms of the Lease), shall be effective without the prior written consent of the holder of said mortgage or deed of trust; and

        (c) That in the event that the holder of said mortgage or deed of trust acquires title to the property encumbered by the mortgage or deed of trust, such holder will not be liable for any security deposit that the undersigned may have given to any previous landlord (including Landlord) which has not, as such, been transferred to such holder.

4. The undersigned acknowledges the right of Lender to rely upon the certifications and agreements in this Certificate in making a loan to Landlord. The undersigned hereby agrees to furnish Lender with such other and further estoppel certificates as Lender may reasonably request. The undersigned understands that in connection with such loan, Landlord's interest in the rentals due under the Lease will be assigned to Lender pursuant to an assignment of leases by Landlord in favor of Lender. The undersigned agrees that if Lender shall notify the undersigned that a default has occurred under the documents evidencing such loan and shall demand that the undersigned pay rentals and other amounts due under the Lease to Lender, the undersigned will honor such demand notwithstanding any contrary instructions from Landlord. The undersigned agrees that neither Lender, nor its successors or assigns, assumes any duty, liability or obligation whatsoever under the Lease or any extension or renewal thereof by reason of Lender's loan to the Landlord and Landlord's assignment of leases in favor of Lender.

        EXECUTED this _____ day of _________________, _____.


                                      ------------------------------------------

                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                   EXHIBIT "F"


RECORDING REQUESTED BY                   )
AND WHEN RECORDED MAIL TO:               )
---------------------------------      )
                                         )
                                         )
Attn.:                                   )
       --------------------------------
Loan No.:                                )
          -----------------------------
                                         )
--------------------------------------------------------------------------------
                                              Space above for Recorder's Use

             SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT


        NOTICE: THIS SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT RESULTS IN YOUR LEASEHOLD ESTATE BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF SOME OTHER OR LATER SECURITY INSTRUMENT.

        THIS SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT (this "Agreement") dated _______________, ________, is made among
__________________________________ ("Tenant"),
_______________________________________________ ("Landlord"), and
____________________, a national banking association ("Lender").

        WHEREAS, Lender is the owner of a promissory or deed of trust note (herein, as it may have been or may be from time to time renewed, extended, amended, supplemented or restated, called the "Note") dated ___________________________, executed by Landlord payable to the order of Lender, in the face principal amount of $____________, bearing interest and payable as therein provided, secured by, among other things, a [CONSTRUCTION] Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing (herein, as it may have been or may be from time to time renewed, extended, amended or supplemented, called the "Deed of Trust"), recorded or to be recorded in the real property records of ___________________ County, _____________________, covering, among other property, the land (the "Land") described in Exhibit "A" which is attached hereto and incorporated herein by reference, and the improvements ("Improvements") thereon (such Land and Improvements being herein together called the "Property");

        WHEREAS, Tenant is the tenant under a lease from Landlord dated ________________, as amended on _____________________________, ______ (herein, as it may from time to time be renewed, extended, amended or supplemented, called the "Lease"), covering a portion of the Property (said portion being herein referred to as the "Premises"); and

        WHEREAS, the term "Landlord" as used herein means the present landlord under the Lease or, if the landlord's interest is transferred in any manner, the successor(s) or assign(s) occupying the position of landlord under the Lease at the time in question.

        NOW, THEREFORE, in consideration of the mutual agreements herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

        1. Subordination. Tenant agrees and covenants that the Lease and the rights of Tenant thereunder, all of Tenant's right, title and interest in and to the property covered by the Lease, and any lease thereafter executed by Tenant covering any part of the Property, are and shall be subject, subordinate and inferior to (a) the Deed of Trust and the rights of Lender thereunder, and all right, title and interest of Lender in the Property, and (b) all other security documents now or hereafter securing payment of any indebtedness of Landlord (or any prior landlord) to Lender which cover or affect the Property (the "Security Documents"). This Agreement is not intended and shall not be construed to subordinate the Lease to any mortgage, deed of trust or other security document other than those referred to in the preceding sentence, securing the indebtedness to Lender.

        2. Nondisturbance. Lender agrees that so long as the Lease is in full force and effect and Tenant is not in default in the payment of rent, additional rent or other payments or in the performance of any of the other terms, covenants or conditions of the Lease on Tenant's part to be performed (beyond the period, if any, specified in the Lease within which Tenant may cure such default),

           (a) Tenant's possession of the Premises under the Lease shall not be disturbed or interfered with by Lender in the exercise of any of its foreclosure rights under the Deed of Trust or in connection with any conveyance in lieu of foreclosure, and

           (b) Lender will not join Tenant as a party defendant for the purpose of terminating Tenant's interest and estate under the Lease in any proceeding for foreclosure of the Deed of Trust.

        3. Attornment.

           (a) Tenant covenants and agrees that in the event of foreclosure of the Deed of Trust, whether by power of sale or by court action, or upon a transfer of the Property by conveyance in lieu of foreclosure (the purchaser at foreclosure or the transferee in lieu of foreclosure, including Lender if it is such purchaser or transferee, being herein called "New Owner"), Tenant shall attorn to New Owner as Tenant's new landlord, and agrees that the Lease shall continue in full force and effect as a direct lease between Tenant and New Owner upon all of the terms, covenants, conditions and agreements set forth in the Lease and this Agreement, except for provisions which are impossible for New Owner to perform; provided, however, that in no event shall New Owner be:

               (i) liable for any act, omission, default, misrepresentation or breach of warranty of any previous landlord (including Landlord) or obligations accruing prior to New Owner's actual ownership of the Property or any act or failure to act by any party other than New Owner;

               (ii) subject to any credit, offset, defense, claim or counterclaim which Tenant might be entitled to assert against any previous landlord (including Landlord);

               (iii) bound by, or required to credit Tenant with, any payment of rent, additional rent or other payments made by Tenant to any previous landlord (including Landlord) for more than one (1) month in advance;

               (iv) bound by any amendment, modification, renewal or extension of the Lease hereafter made, or consent or acquiescence by any previous landlord (including Landlord) under the Lease to any assignment or sublease hereafter granted, without the written consent of Lender;

               (v) liable for, or required to credit Tenant with, any deposit (including, without limitation, any security deposit) that Tenant may have given to any previous landlord (including Landlord) which has not, as such, been transferred to New Owner;

               (vi) bound by any amendment, renewal or extension of the Lease that is inconsistent with the terms of this Agreement or is not in writing and signed both by Tenant and Landlord;

               (vii) bound by any reduction of any rent or additional rent payable under the Lease, unless the reduction is in connection with an extension or renewal of the Lease at prevailing market terms or was made with Lender's prior consent;

               (viii) bound by any reduction of the term of the Lease or any termination, cancellation or surrender of the Lease unless the reduction, termination, cancellation or surrender occurred during the last six months of the Term of the Lease or was made with Lender's prior consent; or

               (ix) bound by any obligation to make improvements to the Property, including the Premises, to make any payment or give any credit or allowance to Tenant provided for in the Lease or pay any leasing commissions arising out of the Lease, except that new Owner will be:

                    (A) bound by any such obligations provided for in the Lender-approved form Lease;

                    (B) bound by any such obligations if the overall economic terms of the Lease (including the economic terms of any renewal options) represented market terms for similar space in properties comparable to the Property when the Lease was executed; and

                    (C) bound to comply with the casualty and condemnation restoration provisions included in the Lease provided (and to the extent) that New Owner received the insurance or condemnation proceeds; or

                    (D) liable for obligations under the Lease with respect to any off-site property or facilities for the use of Tenant (such as off-site leased space or parking) unless New Owner acquires in the same foreclosure action the right, title or interest to the off-site property.

           (b) The provisions of this Agreement regarding attornment by Tenant shall be self-operative and effective without the necessity of execution of any new lease or other document on the part of any party hereto or the respective heirs, legal representatives, successors or assigns of any such party. Tenant agrees, however, to execute and deliver upon the request of New Owner, any instrument or certificate which in the reasonable judgment of New Owner may be necessary or appropriate to evidence such attornment, including a new lease of the Premises on the same terms and conditions as the Lease for the unexpired term of the Lease.

        4. Estoppel Certificate. Tenant agrees to execute and deliver from time to time, upon the request of Landlord or of any holder(s) of any of the indebtedness or obligations secured by the Deed of Trust, a certificate regarding the status of the Lease, certifying (a) that the Lease is in full force and effect, (b) the date through which rentals have been paid, (c) the date of the commencement of the term of the Lease, (d) the nature of any amendments or modifications of the Lease, (e) that to the best of Tenant's knowledge no default, or state of facts which with the passage of time or notice (or both) would constitute a default, exists under the Lease, (f) that to the best of Tenant's knowledge, no setoffs, recoupments, estoppels, claims or counterclaims exist against Landlord, and (g) such other matters as may be reasonably requested. If any of the foregoing statements are untrue, Tenant's certificate shall state the reasons therefor.

        5. Acknowledgment and Agreement by Tenant. Tenant acknowledges and agrees as follows:

           (a) Tenant acknowledges that in connection with the financing of the Property, Landlord is executing and delivering to Lender the Deed of Trust which contains an assignment of leases and rents. Tenant hereby expressly consents to such assignment and agrees that such assignment shall, in all respects, be superior to any interest Tenant has in the Lease or the Property, subject to the provisions of this Agreement. Tenant will not amend, alter or waive any provision of, or consent to the amendment, alteration or waiver of, any provision of the Lease without the prior written consent of Lender. Tenant shall not prepay any rents or other sums due under the Lease for more than one (1) month in advance of the due date therefor. Tenant acknowledges that Lender will rely upon this instrument in connection with such financing.

           (b) Lender, in making any disbursements to Landlord, is under no obligation or duty to oversee or direct the application of the proceeds of such disbursements, and such proceeds may be used by Landlord for purposes other than improvement of the Property.

           (c) From and after the date hereof, in the event of any act or omission by Landlord which would give Tenant the right, either immediately or after the lapse of time, to terminate the Lease or to claim a partial or total eviction, Tenant will not exercise any such right (i) until it has given written notice of such act or omission to Lender, and (ii) until the same period of time as is given to Landlord under the Lease to cure such act or omission shall have elapsed following such giving of notice to Lender and following the time when Lender shall have become entitled under the Deed of Trust to remedy the same. In no event will Tenant exercise any such right less than 60 days after receipt of such notice or prior to the passage of such longer period of time as may be necessary to cure or remedy such default, act or omission including such period of time necessary to obtain possession of the Property and thereafter cure such default, act or omission, during which period of time Lender shall be permitted to cure or remedy such default, act or omission. Notwithstanding the foregoing, Lender shall have no duty or obligation to cure or remedy any breach or default. It is specifically agreed that Tenant shall not, as to Lender, require cure of any such default which is personal to Landlord and therefore not susceptible to cure by Lender.

           (d) In the event that Lender notifies Tenant of a default under the Deed of Trust, Note or Security Documents and demands that Tenant pay its rent and all other sums due under the Lease directly to Lender, Tenant shall honor such demand and pay the full amount of its rent and all other sums due under the Lease directly to Lender, without offset, or as otherwise required pursuant to such notice beginning with the payment next due after such notice of default, without inquiry as to whether a default actually exists under the Deed of Trust, Security Documents or otherwise in connection with the Note, and notwithstanding any contrary instructions of or demands from Landlord.

           (e) Tenant shall send a copy of any notice or statement under the Lease to Lender at the same time such notice or statement is sent to Landlord if such notice or statement has a material impact on the economic terms, operating covenants or duration of the Lease.

           (f) Tenant has no right or option of any nature whatsoever, whether pursuant to the Lease or otherwise, to purchase the Premises or the Property, or any portion thereof or any interest therein, and to the extent that Tenant has had, or hereafter acquires, any such right or option, the same is hereby acknowledged to be subject and subordinate to the Deed of Trust and is hereby waived and released as against Lender and New Owner.

           (g) This Agreement satisfies any condition or requirement in the Lease relating to the granting of a nondisturbance agreement and Tenant waives any requirement to the contrary in the Lease.

           (h) Lender and any New Owner shall have no liability to Tenant or any other party for any conflict between the provisions of the Lease and the provisions of any other lease affecting the Property, including any provisions relating to exclusive or non-conforming uses or rights, renewal options and options to expand, and in the event of such a conflict, Tenant shall have no right to cancel the Lease or take any other remedial action against Lender, New Owner or any other party.

           (i) Lender and any New Owner shall have no obligation nor shall they incur any liability with respect to the erection or completion of the improvements in which the Premises are located or for completion of the Premises or any improvements for Tenant's use and occupancy, either at the commencement of the term of the Lease, upon any renewal or extension thereof, or upon the addition of additional space pursuant to any expansion rights contained in the Lease.

           (j) Lender and any New Owner shall have no obligation nor shall they incur any liability with respect to any warranties of any nature whatsoever, whether pursuant to the Lease or otherwise, including any warranties respecting use, compliance with zoning, Landlord's title, Landlord's authority, habitability, fitness for purpose or possession.

           (k) In the event that Lender or any New Owner shall acquire title to the Premises or the Property, Lender or such New Owner shall have no obligation, nor shall it incur any liability, beyond Lender's or New Owner's then-equity interest, if any, in the Property or the Premises, and Tenant shall look exclusively to such equity interest of Lender or New Owner, if any, for the payment and discharge of any obligations imposed upon Lender or New Owner hereunder or under the Lease or for recovery of any judgment from Lender or New Owner, and in no event shall Lender, New Owner, or any of their respective officers, directors, shareholders, agents, representatives, servants, employees or partners ever be personally liable for such judgment.

           (l) Tenant has never permitted, and will not permit, the generation, treatment, storage or disposal of any hazardous substance as defined under federal, state, or local law, on the Premises or Property except for such substances of a type and only in a quantity normally used in connection with the occupancy or operation of buildings (such as non-flammable cleaning fluids and supplies normally used in the day-to-day operation of first class establishments similar to the Improvements), which substances are being held, stored, and used in strict compliance with federal, state, and local laws. Tenant shall be solely responsible for and shall reimburse and indemnify Landlord, New Owner or Lender, as applicable, for any loss, liability, claim or expense, including cleanup and all other expenses, including legal fees that Landlord, New Owner or Lender, as applicable, may incur by reason of Tenant's violation of the requirements of this Section 5(l).

        6. Acknowledgment and Agreement by Landlord. Landlord, as landlord under the Lease and trustor under the Deed of Trust, acknowledges and agrees for itself and its heirs, representatives, successors and assigns, that: (a) this Agreement does not constitute a waiver by Lender of any of its rights under the Deed of Trust, Note or Security Documents, nor does this Agreement in any way release Landlord from its obligations to comply with the terms, provisions, conditions, covenants, agreements and clauses of the Deed of Trust, Note and Security Documents; (b) the provisions of the Deed of Trust, Note and Security Documents remain in full force and effect and must be complied with by Landlord; and (c) Tenant is hereby authorized to pay its rent and all other sums due under the Lease directly to Lender upon receipt of a notice as set forth in Section 5(d) above from Lender and that Tenant is not obligated to inquire as to whether a default actually exists under the Deed of Trust or the Security Documents or otherwise in connection with the Note. Landlord hereby releases and discharges Tenant of and from any liability to Landlord resulting from Tenant's payment to Lender in accordance with this Agreement. Landlord represents and warrants to Lender that a true and complete copy of the Lease has been delivered by Landlord to Lender.

        7. Lease Status. Landlord and Tenant certify to Lender that neither Landlord nor Tenant has knowledge of any default on the part of the other under the Lease, that the Lease is bona fide and contains all of the agreements of the parties thereto with respect to the letting of the Premises and that all of the agreements and provisions therein contained are in full force and effect.

        8. Notices. All notices, requests, consents, demands and other communications required or which any party desires to give hereunder shall be in writing and shall be deemed sufficiently given or furnished if delivered by personal delivery, by telegram, telex, or facsimile, by expedited delivery service with proof of delivery, or by registered or certified United States mail, postage prepaid, at the addresses specified at the end of this Agreement (unless changed by similar notice in writing given by the particular party whose address is to be changed). Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of telegram, telex or facsimile, upon receipt. Notwithstanding the foregoing, no notice of change of address shall be effective except upon receipt. This Section 8 shall not be construed in any way to affect or impair any waiver of notice or demand provided in this Agreement or in the Lease or in any document evidencing, securing or pertaining to the loan evidenced by the Note or to require giving of notice or demand to or upon any person in any situation or for any reason.

        9. Miscellaneous.

           (a) This Agreement supersedes any inconsistent provision of the Lease.

           (b) Nothing contained in this Agreement shall be construed to derogate from or in any way impair or affect the lien, security interest or provisions of the Deed of Trust, Note or Security Documents.

           (c) This Agreement shall inure to the benefit of the parties hereto, their respective successors and permitted assigns, and any New Owner, and its heirs, personal representatives, successors and assigns; provided, however, that in the event of the assignment or transfer of the interest of Lender, all obligations and liabilities of the assigning Lender under this Agreement shall terminate, and thereupon all such obligations and liabilities shall be the responsibility of the party to whom Lender's interest is assigned or transferred; and provided further that the interest of Tenant under this Agreement may not be assigned or transferred without the prior written consent of Lender.

           (d) THIS AGREEMENT AND ITS VALIDITY, ENFORCEMENT AND INTERPRETATION SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA AND APPLICABLE UNITED STATES FEDERAL LAW EXCEPT ONLY TO THE EXTENT, IF ANY, THAT THE

LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED NECESSARILY CONTROL.

           (e) The words "herein," "hereof," "hereunder" and other similar compounds of the word "here" as used in this Agreement refer to this entire Agreement and not to any particular section or provision. The terms "include" and "including" shall be interpreted as if followed by the words "without limitation."

           (f) This Agreement may not be modified orally or in any manner other than by an agreement in writing signed by the parties hereto or their respective successors in interest.

           (g) If any provision of this Agreement shall be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not apply to or affect any other provision hereof, but this Agreement shall be construed as if such invalidity, illegality or unenforceability did not exist.

           [(H) THIS AGREEMENT WILL BE RECORDED IN THE REAL PROPERTY RECORDS OF _____________ COUNTY, _______________.]


                    [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

        NOTICE: THIS AGREEMENT CONTAINS A PROVISION WHICH ALLOWS THE PERSON OBLIGATED ON YOUR LEASE TO OBTAIN A LOAN, A PORTION OF WHICH MAY BE EXPENDED FOR PURPOSES OTHER THAN IMPROVEMENT OF THE PROPERTY.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.



ADDRESS OF LENDER:                            LENDER:

-------------------------------               ----------------------------------

-------------------------------

                                              By:
Attention:                                       -------------------------------
         ----------------------               Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------


ADDRESS OF TENANT:                            TENANT:

-------------------------------               ----------------------------------

-------------------------------

-------------------------------

                                              By:
Attention:                                       -------------------------------
         ----------------------               Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------


ADDRESS OF LANDLORD:                          LANDLORD:

-------------------------------               ----------------------------------

-------------------------------

-------------------------------

                                              By:
Attention:                                       -------------------------------
         ----------------------               Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------